        Allmerica Financial                           Annual Report
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         December 31, 2002                            Allmerica Investment Trust










   A
     I
       T                                                              2002




                                                          [LOGO]
                                                         AllmericA
                                                        FINANCIAL(R)

                               TABLE OF CONTENTS


                    A Letter from the Chairman.........   1
                    Select Emerging Markets Fund.......   2
                    Select Aggressive Growth Fund......   3
                    Select Capital Appreciation Fund...   4
                    Select Value Opportunity Fund......   5
                    Select International Equity Fund...   6
                    Select Growth Fund.................   7
                    Select Strategic Growth Fund.......   8
                    Core Equity Fund...................   9
                    Equity Index Fund..................  10
                    Select Growth and Income Fund......  11
                    Select Strategic Income Fund.......  12
                    Select Investment Grade Income Fund  13
                    Government Bond Fund...............  14
                    Money Market Fund..................  15

                    FINANCIALS......................... F-1

For information on ordering additional copies of this report, see Client Notices on page F-81.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

                          A LETTER FROM THE CHAIRMAN

Dear Client:

Economies around the world struggled during 2002. Several European countries saw the demand for goods and services decline, while Japan's financial woes set the tone for much of Asia. Some emerging markets featured sound economic growth, but a pullback in demand from the United States impacted several emerging market countries. The United States economy displayed exceptional resilience in 2002. Potential war with Iraq, weak corporate earnings, numerous accounting scandals, recurring layoff announcements and a lack of capital investment by businesses all failed to halt the world's largest economy. U.S. GDP showed positive growth in each quarter thanks in large part to strong consumer spending. After leaving interest rates unchanged for most of the year, the Federal Reserve Board's Open Market Committee lowered the target federal funds rate by 0.50% in November, bringing the rate to 1.25%. In its statement, the Committee also hinted that it may keep the federal funds rate stable for the near future. The Institute for Supply Management's PMI rose to 54.7% in December, signaling an expansion in the manufacturing sector. The reading was welcomed by investors since an acceleration in manufacturing is widely viewed as necessary for sustained economic growth. The unemployment rate reached 6.0% in November, as workers in the airline, technology and other high profile industries lost jobs during the year.

Worldwide financial markets responded predictably to the year's economic events. Most major European stock markets lost value, as London's FTSE Index lost 21.96% and Germany's DAX Index ended down 43.77%. Reflecting the downward trend that was evident throughout many Asian markets, Japan's Nikkei Index was lower by 17.91%. Several South American markets also performed poorly in 2002, led by large losses in Argentina and Brazil. U.S. stocks continued their multi-year decline during the first three quarters, but began to rally toward year's end. The S&P 500(R) Index lost 22.10% for the entire period, but rose 8.43% in the fourth quarter. The Nasdaq Composite Index lost 31.26% for 2002, but also rebounded strongly late in the year. The U.S. bond market delivered mainly positive returns during the period, providing a refuge for investors seeking shelter from stock market gyrations. The Lehman Brothers Aggregate Bond Index gained 10.27% and the Lehman Brothers Intermediate Government Bond Index rose 9.63%, as bonds handily outperformed stocks for the year.

There were few places for equity investors to hide in 2002. Even the Select Capital Appreciation and Core Equity Funds, which were our best performing domestic stock funds for the fourth quarter (rising 8.88% and 9.07% respectively), finished the full year with negative returns of 21.60% and 23.45% respectively. Our bond funds posted positive results for 2002 thanks in part to the lowest interest rates in decades. The Select Strategic Income, Select Investment Grade Income and Government Bond Funds each returned more than 8.00% for the year.

On behalf of the Board of Trustees,

/s/ John P. Kavanaugh
John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

                         SELECT EMERGING MARKETS FUND

The Select Emerging Markets Fund returned (10.67)% for 2002, underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned (6.00)%.

The main detractor from performance during the year was an overweight position in Taiwan semiconductor stocks, which were impacted by the continued slow demand for personal computers. The fund's underweight position in South Africa securities also hurt performance when gold prices rose. Positive stock selection in India, primarily the fund's overweight position in software services companies, helped offset these losses. Further positive returns came from the fund's overweight positions in specific South Korea electronics companies and a Czech bank. In Asia, the Investment Sub-Adviser maintained an overweight position in India and reduced the fund's underweight position in China. In Latin America, the Investment Sub-Adviser adopted an underweight position in Brazil due to concerns about the results of the October 2002 elections. The fund remains overweight in Mexico, where the Investment Sub-Adviser believes there are many attractive investment opportunities. The fund was underweighted in South Africa amid concerns about inflation and low growth prospects, and overweighted in Russia.

The Investment Sub-Adviser believes that the outlook for the emerging markets remains strong, although absolute performance may be influenced by results in the global equity markets. The Investment Sub-Adviser believes that valuations remain attractive relative to historical levels and that the emerging markets could benefit from positive earnings outlooks, especially in Asia. The Investment Sub-Adviser has attempted to position the portfolio to benefit from the relative strength of the emerging markets, while trying to protect the portfolio from potential weakness in certain developed markets.

                         Average Annual Total Returns

                                             1 Year  5 Years Life of Fund
      Select Emerging Markets Fund          (10.67)%   N/A     (8.10)%

      MSCI Emerging Markets Free Index       (6.00)%   N/A     (4.41)%
      Lipper Emerging Markets Funds Average  (6.05)%   N/A     (6.04)%

                   Growth of a $10,000 Investment Since 1998

                                    [CHART]

            Select Emerging      MSCI Emerging
             Markets Fund     Markets Free Index
            ---------------   ------------------

02/20/1998
Inception
Date           $10,000            $10,000
12/31/1998       7,854              7,584
06/30/1999      10,452             10,608
12/31/1999      13,016             12,622
06/30/2000      11,621             11,615
12/31/2000       8,171              8,759
06/30/2001       7,850              8,603
12/31/2001       7,425              8,540
06/30/2002       7,260              8,717
12/31/2002       6,633              8,029





The Select Emerging Markets Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.
The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Investment Sub-Adviser
Schroder Investment Management North America Inc.

About the Fund
Seeks long-term growth of capital by investing in the world's emerging markets.

                             Portfolio Composition

As of December 31, 2002, the country allocation of net assets was:

                                    [CHART]

South Korea    24%
Mexico         12%
Taiwan         10%
South Africa    8%
Russia          7%
India           7%
Brazil          6%
Hong Kong       4%
Malaysia        4%
Other           18%



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                         SELECT AGGRESSIVE GROWTH FUND

The Select Aggressive Growth Fund returned (28.86)% for 2002, underperforming its benchmark, the Russell 3000 Growth Index, which returned (28.05)%.

U.S. stock markets finished 2002 with negative returns for the third consecutive year. However, despite corporate malfeasance scandals, deflation of the equity bubble and heightened geopolitical risks, the economy managed to grow and post the biggest productivity gains in decades.

In the Jennison Associates portion of the fund, information technology stocks were the main detractors from performance. The Investment Sub-Adviser expects an eventual cyclical upswing in demand for technology and may continue to hold companies that it believes have the strongest competitive positions. Holdings in the consumer discretionary sector lost value on an absolute basis, but performed better than the general market. Health care positions were a drag on performance during the period, but the Investment Sub-Adviser believes they may be poised for significant growth.

In the Massachusetts Financial Services portion of the fund, the Investment Sub-Adviser believes that the major factor impacting stocks was an expected earnings recovery that didn't happen. It believes that growth expectations then declined and stock prices followed them downward. The largest contributors to performance during the period were an overweight position in the leisure sector and a major position in an application software provider that reported better-than-expected profits. The fund's health care holdings and an underweight position in the strong consumer staples sector were the main detractors from performance.

The Investment Sub-Advisers believe that the U.S. economy may continue a gradual earnings recovery and a return to normalized company growth rates. They believe that improving fundamentals may help support a better market environment in 2003.
                         Average Annual Total Returns

                                               1 Year  5 Years 10 Years
        Select Aggressive Growth Fund         (28.86)% (8.40)%  3.44%

        Russell 3000 Growth Index             (28.05)% (4.11)%  6.29%
        Lipper Multi-Cap Growth Funds Average (30.67)% (1.76)%  8.31%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

           Select Aggressive  Russell 3000
              Growth Fund     Growth Index
           -----------------  ------------
12/31/1992       $10,000         $10,000
12/31/1993        11,951          10,369
12/31/1994        11,675          10,597
12/31/1995        15,444          14,472
12/31/1996        18,308          17,641
12/31/1997        21,734          22,710
12/31/1998        24,029          30,664
12/31/1999        33,319          41,037
12/31/2000        25,142          31,837
12/31/2001        19,714          25,587
12/31/2002        14,025          18,410


The Select Aggressive Growth Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Average is a non-weighted average of funds within the multi-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 6/1/01 is that of a prior Sub-Adviser.

Investment Sub-Advisers
Jennison Associates LLC
Massachusetts Financial Services Company

About the Fund
Invests in companies with potential for rapidly growing earnings across all capitalization ranges.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Retailers                          11%
Pharmaceuticals                     9%
Computer Software & Processing      7%
Insurance                           7%
Media - Broadcasting & Publishing   6%
Computers & Information             6%
Electronics                         6%
Beverages, Food & Tobacco           4%
Aerospace & Defense                 4%
Financial Services                  3%
Other                              37%




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                       SELECT CAPITAL APPRECIATION FUND

The Select Capital Appreciation Fund returned (21.60)% for 2002, underperforming its benchmark, the Russell Midcap Index, which returned (16.19)%.

Stocks posted their third consecutive negative year in 2002, as the economy struggled to gain momentum and investors were shaken by a series of corporate governance and accounting scandals. Consumers remained the pillar of the economy, but holiday spending was disappointing and business investment continued to be lackluster. After a rally in October and November, the market slipped at year-end due to geopolitical concerns and global economic uncertainty. Commodity prices rose significantly due to threats of war and an oil production stoppage in Venezuela. The fund's significant decline for the year reflects the fact that there were few places for growth stock investors to hide in 2002. The fund's significant weighting in energy stocks aided results, but its limited weighting in consumer staples hurt fund performance. Top performers included a luxury accessories maker, a provider of wireless services and a managed care provider. Detractors from performance included a cellular phone service provider, an asset manager with a strong franchise hurt by steep declines among growth stocks, and a biotechnology company that experienced a number of new product disappointments.

The Investment Sub-Adviser believes that stock valuations are currently attractive. It expects a gradually strengthening economy in 2003, and feels that several of the fund's holdings may benefit. The Investment Sub-Adviser believes that the fundamentals remain strong throughout health care, including biotechnology, pharmaceuticals and health care services. It also feels that prospects for mid-cap growth stocks may be especially favorable, as mid-cap valuations are generally below those of large-caps, while mid-cap earnings may grow faster.
                         Average Annual Total Returns

                                            1 Year  5 Years Life of Fund
       Select Capital Appreciation Fund    (21.60)%   3.40%    9.80%

       Russell Midcap Index                (16.19)%   2.19%    9.82%
       Lipper Mid-Cap Growth Funds Average (31.09)% (1.86)%    5.52%

                   Growth of a $10,000 Investment Since 1995

                                    [CHART]

             Select Capital     Russell Midcap
            Appreciation Fund        Index
            -----------------   --------------
04/28/1995
Inception
Date            $10,000            $10,000
12/31/1995       13,956             11,997
13/31/1996       15,184             14,277
12/31/1997       17,352             18,417
12/31/1998       19,760             20,276
12/31/1999       24,772             23,974
12/31/2000       26,459             25,953
12/31/2001       26,158             24,495
12/31/2002       20,510             20,530


The Select Capital Appreciation Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 4/1/98 is that of a prior Sub-Adviser.
Investment Sub-Adviser
T. Rowe Price Associates, Inc.

About the Fund
Seeks long-term growth of capital by investing primarily in mid-cap growth stocks selling at reasonable prices.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Commercial Services             13%
Computer Software & Processing  10%
Pharmaceuticals                 10%
Medical Supplies                 8%
Oil & Gas                        6%
Retailers                        6%
Electronics                      5%
Financial Services               5%
Insurance                        5%
Other                           32%






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                         SELECT VALUE OPPORTUNITY FUND

The Select Value Opportunity Fund returned (16.32)% for 2002, underperforming its benchmark, the Russell 2500 Value Index, which returned (9.88)%.

Even modest economic growth and improving earnings buoyed by lower interest rates couldn't fend off a third consecutive down year in the major stock averages. The stock market followed a pattern of weakness as we approached earnings season and subsequent optimism once earnings had been reported. The market reflected this confusion faced by consumers and corporate managers over how aggressively to spend and invest. Positive contributors to the fund this year were a large cable television company, a leading producer of polyvinyl chloride and a supplier of remote access to information systems. The stock of a company that provides stadium concessions lost value during the year, as did a wireless telephone company affiliate, the owner of an interactive program guide on cable systems, and a manufacturer of polyvinyl chloride based products for the construction markets.

The recent economic environment has caused concerns among many stock investors. However, the Investment Sub-Adviser believes that the best investment opportunities occur during periods of great uncertainty and confusion. The Investment Sub-Adviser believes that the broad market could struggle for several years as it did in the latter half of the 1970's, which also followed a period of stock market excess. The Investment Sub-Adviser feels that there may be many individual stocks that could make money for those with the research skills to find them, and as a result, believes that the period ahead may bode well for investors in the fund.
                         Average Annual Total Returns

                                            1 Year  5 Years Life of Fund
        Select Value Opportunity Fund      (16.32)%  4.21%     10.17%

        Russell 2500 Value Index            (9.88)%  3.52%     11.01%
        Lipper Mid-Cap Value Funds Average (10.81)%  4.17%     10.55%

                   Growth of a $10,000 Investment Since 1993

                                    [CHART]

             Select Value    Russell 2500
           Opportunity Fund   Value Index
           ----------------  ------------
4/30/1993
Inception
Date            $10,000         $10,000
12/31/1993       11,774          11,094
12/31/1994       11,007          10,950
12/31/1995       12,944          14,209
12/31/1996       16,637          17,362
12/31/1997       20,772          23,107
12/31/1998       21,783          22,665
12/31/1999       20,759          22,997
12/31/2000       27,069          27,777
12/31/2001       30,508          30,481
12/31/2002       25,526          27,471


The Select Value Opportunity Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell 2500 Value Index is a capitalization weighted index measuring the performance of those Russell 2500 companies with both lower price-to-book ratios and forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of mid-cap value funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 1/1/97 is that of a prior Sub-Adviser.

Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
Seeks long-term growth of capital by investing primarily in small and mid-sized companies believed to be undervalued.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Commercial Services                12%
Insurance                          10%
Banking                             8%
Medical Supplies                    7%
Chemicals                           6%
Media - Broadcasting & Publishing   5%
Electric Utilities                  5%
Communications                      4%
Retailers                           4%
Other                              39%




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                       SELECT INTERNATIONAL EQUITY FUND

The Select International Equity Fund returned (19.37)% for 2002, underperforming its benchmark, the MSCI EAFE Index, which returned (15.66)%.

New Zealand and Austria were the best performing developed market countries in U.S. dollar terms. Some European countries did not perform as well, with Germany, Sweden and Finland all declining significantly. The U.S. economy proved to be quite resilient even as the stock market continued to decline, expanding by more than 2.0% in 2002. That is better than the Eurozone region where growth may have been below 1.0%. The euro registered gains of close to 18.0% against the U.S. dollar and Eurozone interest rates remained at a relatively higher level. Most global equity markets recorded negative returns in 2002 for the third successive year, despite a modest recovery in the fourth quarter. European markets were among the worst performers, with Germany's DAX Index declining 43.77% and the French CAC-40 Index falling 29.56%.

Within the fund, consumer staples and energy stocks were among the best performers for the twelve-month period, while the telecommunication, technology and financial services sectors detracted from performance. The single largest contributor to the fund's underperformance was its underexposure to Japan, as the Japanese equity market outperformed the benchmark. The Investment Sub-Adviser continues to believe that investment opportunities in Japan may be limited, and intends to remain underweight versus the benchmark. If an economic recovery takes hold, the Investment Sub-Adviser believes that corporate profits may improve, although the level of improvement may be modest. However, the Investment Sub-Adviser does not expect economic growth to prompt an aggressive rise in interest rates.

                         Average Annual Total Returns

                                    1 Year  5 Years Life of Fund
Select International Equity Fund   (19.37)% (2.44)%    3.09%

MSCI EAFE Index                    (15.66)% (2.61)%    0.66%
Lipper International Funds Average (16.53)% (2.29)%    2.02%

                   Growth of a $10,000 Investment Since 1994

                                     [CHART]

           Select International
                Equity Fund       MSCI EAFE Index
           --------------------   ---------------
5/2/1994
Inception
Date               $10,000           $10,000
12/31/1994           9,651            10,008
12/31/1995          11,545            11,165
12/31/1996          14,078            11,875
12/31/1997          14,733            12,119
12/31/1998          17,161            14,585
12/31/1999          22,603            18,565
12/31/2000          20,574            15,974
12/31/2001          16,155            12,552
12/31/2002          13,019            10,587


The Select International Equity Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The MSCI EAFE Index is an unmanaged index of European, Australian and Far East stocks. The Lipper International Funds Average is a non-weighted average of funds within the international fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Ltd.

About the Fund
Seeks maximum long-term total return by investing in non-U.S. companies based on fundamental value.

                             Portfolio Composition

As of December 31, 2002, the country allocation of net assets was:

                                    [CHART]

United Kingdom  30%
Japan           14%
Switzerland     13%
Netherlands     10%
France           9%
Germany          6%
Italy            4%
Spain            4%
Other           10%




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                              SELECT GROWTH FUND

The Select Growth Fund returned (27.60)% for 2002, slightly outperforming its benchmark, the Russell 1000 Growth Index, which returned (27.89)%.

U.S. large-cap growth stocks were lower for the year, led by the utilities, technology, and communication services sectors. Helping the fund's performance were adept stock selection in consumer cyclicals, strong security selection and an overweight position versus the benchmark in capital goods and an overweight position in financial stocks, which outperformed the broad market. In the media segment of consumer cyclicals, performance was helped by an underweight position versus the benchmark in a major media company and an overweight position in an entertainment conglomerate. In the retail cyclicals sector, the portfolio benefited from its holdings of selected retailers, while in the capital goods sector, the fund's aerospace/defense positions added value by capitalizing on increased defense contracts and the anticipation of higher defense spending. An emphasis on banking within the financials sector was also beneficial to the fund.

While maintaining an underweight position versus the benchmark, the Investment Sub-Adviser increased the fund's allocation to technology and health-care stocks throughout the year. The fund moved from an underweight to an overweight position versus the benchmark in consumer cyclicals and trimmed its large exposure to financial stocks. The fund remained overweighted versus the benchmark in the financial sector at year-end primarily due to holdings of bank stocks. The fund also held larger positions than the benchmark in communication services, particularly the regional telecommunication companies, and selected energy stocks. The fund ended the year underweighted versus the benchmark in the consumer staples, conglomerates and health care sectors.
                         Average Annual Total Returns

                                              1 Year  5 Years 10 Years
         Select Growth Fund                  (27.60)% (4.66)%  4.78%

         Russell 1000 Growth Index           (27.89)% (3.84)%  6.71%
         S&P 500(R) Index                    (22.10)% (0.59)%  9.34%

         Lipper Large-Cap Core Funds Average (23.51)% (2.13)%  7.28%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

           Select Growth  Russell 1000
                Fund      Growth Index  S&P 500/R/ Index
           -------------  ------------  ----------------

12/31/1992     10,000          10,000      10,000
12/31/1993     10,084          10,287      11,008
12/31/1994      9,934          10,557      11,153
12/31/1995     12,376          14,481      15,346
12/31/1996     15,102          17,830      18,871
12/31/1997     20,245          23,268      25,166
12/31/1998     27,420          32,274      32,359
12/31/1999     35,594          42,977      39,164
12/31/2000     29,259          33,337      35,596
12/31/2001     22,029          26,530      31,363
12/31/2002     15,949          19,130      24,429


The Select Growth Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Effective 5/1/02, the benchmark changed from the S&P 500(R) Index to the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw-Hill Companies, Inc. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 7/1/96 is that of a prior Sub-Adviser.
Investment Sub-Adviser
Putnam Investment Management, LLC

About the Fund
Seeks long-term growth of capital by investing in companies believed to have long-term growth potential.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Pharmaceuticals                 19%
Computer Software & Processing   9%
Retailers                        9%
Computers & Information          7%
Beverages, Food & Tobacco        6%
Industrial - Diversified         6%
Electronics                      5%
Banking                          5%
Financial Services               5%
Insurance                        4%
Other                           25%



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                         SELECT STRATEGIC GROWTH FUND

The Select Strategic Growth Fund returned (46.38)% for 2002, underperforming its benchmark, the Russell 2500 Growth Index, which returned (29.10)%.

The worries and volatility that has gripped the markets for the past two years continued in 2002. Fears of a double-dip recession and global deflation were rampant. October brought the release of third quarter corporate profits and a raft of economic data. These showed that while profits and the economy were limping along, the situation was hardly as dire as the stock prices of early October might suggest. After hopes of an economic recovery led the markets higher through the end of November, December saw the major indices give back some of their gains as it became clear that the Christmas shopping season would not be as strong as some had hoped. At the end of the period, the major indices were lower for the third year in a row.

The Investment Sub-Adviser continues to adhere to the discipline of owning aggressive growth stocks and believes that valuations now look attractive. While the past year has presented a poor macroeconomic and market backdrop for this strategy, the Investment Sub-Adviser remains optimistic that 2003 will be different, and investors will be rewarded for their patience when economic and market recoveries ensue. The Investment Sub-Adviser feels that many competing growth funds have abandoned growth stocks and believes that this will prove to be a mistake. The Investment Sub-Adviser believes that aggressive growth stocks may be one of the most attractive asset classes in the next market cycle.
                         Average Annual Total Returns

                                             1 Year  5 Years Life of Fund
      Select Strategic Growth Fund          (46.38)%   N/A     (23.59)%

      Russell 2500 Growth Index             (29.10)%   N/A      (4.65)%
      Lipper Small-Cap Growth Funds Average (30.82)%   N/A      (5.20)%

                   Growth of a $10,000 Investment Since 1998

                                    [CHART]

           Select Strategic  Russell 2500
             Growth Fund     Growth Index
           ----------------  ------------
02/20/1998
Inception
Date           $10,000         $10,000
12/31/1998       9,753           9,619
06/30/1999      10,976          11,118
12/31/1999      11,319          14,957
06/30/2000      11,123          16,033
12/31/2000       7,128          12,550
06/30/2001       6,283          12,188
12/31/2001       5,041          11,191
06/30/2002       3,340           9,054
12/31/2002       2,703           7,935



The Select Strategic Growth Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Investments in small companies present greater risk of loss than investments in larger, more established companies.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Average is a non-weighted average of funds within the small-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 4/1/00 is that of a prior Sub-Adviser.
Investment Sub-Adviser
TCW Investment Management Company

About the Fund
Seeks long-term capital appreciation by focusing on small companies.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Commercial Services                15%
Media - Broadcasting & Publishing  13%
Retailers                          13%
Electronics                        13%
Computer Software & Processing     10%
Health Care Providers               7%
Communications                      5%
Pharmaceuticals                     5%
Other                              19%




--------------------------------------------------------------------------------

                               CORE EQUITY FUND


The Core Equity Fund returned (23.45)% for 2002, underperforming its benchmark, the Russell 1000 Index, which returned (21.65)%.

In the Goldman Sachs Asset Management portion of the fund, the Investment Sub-Adviser found it difficult to avoid the widespread weakness in the financial markets during the past year. In particular, media and communication holdings detracted from results. Increasing competition in the wireless space was detrimental to one company's growth prospects, ultimately leading to the Investment Sub-Adviser selling out of that position. The Investment Sub-Adviser invested selectively in the technology sector, finding some companies that met its criteria for high-quality growth investments. The fund benefited from strong stock selection within this sector, outperforming the sector benchmark. The Investment Sub-Adviser intends to continue to invest in businesses that it believes are strategically positioned to grow over full market cycles.

In the UBS Global Asset Management (Americas) Inc. portion of the fund, performance was helped by an overweight to banks and an underweight to the telecommunications sector, which continued to struggle. On the negative side, electric utilities did not perform well in 2002. The fund's overweight to this sector detracted from performance. Given the current valuations of electric utility stocks and the chance that dividend yields may prove more important to some investors, the Investment Sub-Adviser intends to continue to overweight this area. The Investment Sub-Adviser may also search for opportunities in the banking and health care sectors. The Investment Sub-Adviser feels that it is now more important than ever to have a fundamental, disciplined approach focusing on cash flows when examining companies.
                         Average Annual Total Returns

                                              1 Year  5 Years 10 Years
         Core Equity Fund                    (23.45)% (2.34)%  6.61%

         Russell 1000 Index                  (21.65)% (0.58)%  9.18%
         S&P 500(R) Index                    (22.10)% (0.59)%  9.34%

         Lipper Large-Cap Core Funds Average (23.51)% (2.13)%  7.28%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

             Core Equity  Russell 1000  S&P 500(R)
                Fund         Index        Index
             -----------  ------------  ---------

12/31/1992     $10,000         $10,000     $10,000
12/31/1993      10,666          11,018      11,008
12/31/1994      10,683          11,061      11,153
12/31/1995      14,187          15,239      15,346
12/31/1996      17,051          18,658      18,871
12/31/1997      21,338          24,788      25,166
12/31/1998      25,461          31,488      32,359
12/31/1999      32,928          38,068      39,164
12/31/2000      29,797          35,107      35,596
12/31/2001      24,761          30,736      31,363
12/31/2002      18,960          24,082      24,429




The Core Equity Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw-Hill Companies, Inc. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Effective 5/1/02, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., and UBS Global Asset Management (Americas) Inc. replaced Morgan Stanley Investments LP (formerly known as Miller, Anderson & Sherrerd, LLP) as sub-advisers to the Core Equity Fund. Goldman Sachs and UBS each independently manages its own portion of the Fund's assets. The investment objective of the Fund has not changed. Additionally, the benchmark changed from the S&P 500(R) Index to the Russell 1000 Index.
Investment Sub-Advisers
Goldman Sachs Asset Management UBS Global Asset Management (Americas) Inc.

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Financial Services                 13%
Pharmaceuticals                    12%
Banking                             7%
Media - Broadcasting & Publishing   6%
Electric Utilities                  5%
Communications                      5%
Insurance                           5%
Beverages, Food & Tabacco           4%
Commercial Services                 4%
Computer Software & Processing      4%
Other                              35%




--------------------------------------------------------------------------------

                               EQUITY INDEX FUND

The Equity Index Fund returned (22.22)% for 2002, performing in line with its benchmark, the S&P 500(R) Index, which returned (22.10)%.

Stock markets suffered their third year in a row of negative returns in 2002, with every major equity market index suffering double-digit losses for the year. The period began with much promise for economic growth as depleted inventories were being rebuilt following the surprising strength of consumer spending in the aftermath of September 11. Cautious optimism led many to believe that the Federal Reserve Board's easing cycle was over as it shifted from an easing bias to a neutral stance. By mid-year, however, most of the incoming data turned much softer, and the stock markets were roiled with lower profit reports and new scandals. Housing was the bright spot in the economy as sales of both new and existing homes hit record highs. Consumers replenished their ability to spend by refinancing their mortgages in record numbers, but consumer confidence began to suffer from the effects of a plummeting stock market and heightened geopolitical risk. The Federal Reserve Board decided to take action, lowering the federal funds rate to a generational-low 1.25%.

The Investment Sub-Adviser believes that 2003 may hold promise for a return to positive stock market returns. However, the Investment Sub-Adviser feels that terrorism and global conflict could re-introduce elevated risk to the stock markets and bring pessimism back in vogue. Ultimately, an improvement in corporate profits may be the key to improved stock market performance. With the global economy mired in slow-growth mode, the Investment Sub-Adviser believes that this factor could prove elusive.
                         Average Annual Total Returns

                                                   1 Year  5 Years 10 Years
     Equity Index Fund                            (22.22)% (0.77)%  8.91%

     S&P 500(R) Index                             (22.10)% (0.59)%  9.34%
     Lipper S&P 500 Index Objective Funds Average (22.43)% (0.86)%  9.01%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

            Equity Index Fund    S&P 500/R/ Index
            -----------------    ----------------

12/31/1992      $10,000             $10,000
12/31/1993       10,953              11,008
12/31/1994       11,069              11,153
12/31/1995       15,074              15,346
12/31/1996       18,435              18,871
12/31/1997       24,410              25,166
12/31/1998       31,326              32,359
12/31/1999       37,719              39,164
12/31/2000       34,313              35,596
12/31/2001       30,189              31,363
12/31/2002       23,484              24,429


The Equity Index Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw-Hill Companies, Inc. The Lipper S&P 500 Index Objective Funds Average is a non-weighted average of funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Pharmaceuticals                   12%
Banking                            8%
Retailers                          6%
Financial Services                 6%
Beverages, Food & Tobacco          6%
Oil & Gas                          6%
Computer Software & Processing     6%
Insurance                          5%
Computers & Information            5%
Industrial - Diversified           4%
Telephone Systems                  4%
Other                             32%




--------------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

The Select Growth and Income Fund returned (25.31)% for 2002, underperforming its benchmark, the S&P 500(R) Index, which returned (22.10)%.

Stock markets fell to new multi-year lows in late 2002, amid renewed evidence of economic weakness and widespread company profit warnings. Stocks rallied strongly off their October lows, as actual earnings slightly exceeded investors' diminished expectations. An aggressive easing of monetary policy by the Federal Reserve Board may also have added to share price appreciation. Unfortunately, however, half of the market's late gains were reversed before year-end, as evidence of economic softness became widespread. Within the fund, health services and systems, utilities and network technology were among the sectors contributing most positively to performance. Difficulties within the industrial cyclicals, services and telecommunications sectors detracted from results. As the year progressed, strong stock selection within the network technology, software and services, and consumer staples sectors benefited performance, but these gains were negated by losses within industrial cyclicals, energy, and pharmaceuticals. The fund's problems continued through September, though investments in the capital markets, software and service and utilities sectors helped soften losses in the finance, retail, and health service and systems industries. At the end of the period, strong stock selection within the health, capital markets, and system hardware sectors benefited performance.

The Investment Sub-Adviser believes that stock prices, while hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks may keep investors cautious in the near term, the Investment Sub-Adviser believes that a resolution of current problems might turn 2003 into a positive year for U.S. equity investors.

                         Average Annual Total Returns

                                              1 Year  5 Years 10 Years
         Select Growth and Income Fund       (25.31)% (4.11)%  5.73%

         S&P 500(R) Index                    (22.10)% (0.59)%  9.34%
         Lipper Large-Cap Core Funds Average (23.51)% (2.13)%  7.28%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

              Select Growth and
                 Income Fund       S&P 500(R) Index
               -----------------    ----------------
12/31/1992          10,000              10,000
12/31/1993          11,037              11,008
12/31/1994          11,118              11,153
12/31/1995          14,488              15,346
12/31/1996          17,569              18,871
12/31/1997          21,523              25,166
12/31/1998          25,060              32,359
12/31/1999          29,678              39,164
12/31/2000          26,473              35,596
12/31/2001          23,362              31,363
12/31/2002          17,449              24,429


The Select Growth and Income Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of McGraw-Hill Companies, Inc. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Performance prior to 4/1/99 is that of a prior Sub-Adviser.
Investment Sub-Adviser
J.P. Morgan Investment Management Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

Pharmaceuticals                  12%
Financial Services                7%
Banking                           7%
Retailers                         6%
Oil & Gas                         6%
Computer Software & Processing    5%
Beverages, Food & Tobacco         5%
Insurance                         5%
Computers & Information           5%
Other                            42%




--------------------------------------------------------------------------------

                         SELECT STRATEGIC INCOME FUND

The Select Strategic Income Fund returned 8.92% for 2002, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 10.27%.

The Investment Sub-Adviser's investment strategies produced mixed results for the year. The fund's overweight exposure to the corporate bond sector was the primary drag on performance, as investment spreads were generally wider and extremely volatile. Issue selection generated negative results as well, since the Investment Sub-Adviser was unable to avoid all of the negative credit events that popped up during the course of the year. On the positive side, a moderately overweight exposure to the mortgage-backed securities sector contributed to returns as investment spreads narrowed, and the fund's focus on minimizing prepayment risk was rewarded. Moderate long-duration exposure made a solid contribution to returns as yields fell across the board. This was offset to a large degree by a substantial steepening of the yield curve, which hurt the fund's emphasis on longer maturity securities.

As real yields fell, moderate exposure to long-dated Treasury Inflation Protected Securities, in the belief they would act to hedge the fund's credit exposure in the event of a disappointing economic environment, made a major contribution to returns. Non-dollar bond exposure contributed somewhat to performance, as non-dollar markets generally rallied alongside their U.S. counterparts. The Investment Sub-Adviser's decision to leave a portion of the currency exposure unhedged benefited from a weaker dollar.
                         Average Annual Total Returns

                                             1 Year 5 Years Life of Fund
        Select Strategic Income Fund          8.92%   N/A       8.68%

        Lehman Brothers Aggregate Bond Index 10.27%   N/A      10.52%
        Lipper Intermediate Investment Grade
          Debt Funds Average                  8.61%   N/A       9.36%

                   Growth of a $10,000 Investment Since 2000

                                    [CHART]

             Select Strategic       Lehman Brothers
               Income Fund        Aggregate Bond Index
             ----------------     --------------------
07/03/2000
Inception
Date           $10,000               $10,000
12/31/2000      10,573                10,736
03/31/2001      10,826                11,061
06/30/2001      10,902                11,123
09/30/2001      11,368                11,636
12/31/2001      11,308                11,640
03/31/2002      11,315                11,652
06/30/2002      11,657                12,083
09/30/2002      12,083                12,638
12/31/2002      12,317                12,836

The Select Strategic Income Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed-rate debt issues with an investment grade rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Western Asset Management Company has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading functions performed on behalf of the Fund. Investment Sub-Advisers
Western Asset Management Company
Western Asset Management Company Limited

About the Fund
Seeks to maximize total return by investing in various types of fixed income securities.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                     [CHART]


U.S. Government Agency Mortgage-Backed Securities          37%
Corporate Notes & Bonds                                    29%
Asset-Backed & Mortgage-Backed Securities                  15%
U.S. Government & Agency Obligations                       12%
Foreign Government Obligations                              4%
Foreign Bonds                                               3%




--------------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

The Select Investment Grade Income Fund returned 8.14% for 2002, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 10.27%.

Corporate scandals, massive bankruptcies and negative stock market news dominated the business headlines during 2002, but the good news for fixed-income investors was the sustained bond market rally that produced sound returns for the period. Cautious optimism led many investors to believe that the Federal Reserve Board's easing cycle was over, as it shifted from an easing bias to a neutral stance. By mid-year, however, much of the incoming economic data turned softer, and the equity markets were roiled by lower profit reports and new scandals. In November, the Federal Reserve Board reduced the target federal funds rate to a low 1.25%.

The underperformance of the fund to its benchmark was largely driven by an overweight position in corporate bonds, primarily in the utility sector, which performed poorly. One bright spot was the performance of the mortgage-backed securities portion of the fund. Going forward, the Investment Sub-Adviser intends to add exposure in select areas of the market that may enjoy stable ratings and improving fundamentals. The Investment Sub-Adviser believes that interest rates will not go much lower and that the Federal Reserve Board's actions may produce positive results in the coming year. The Investment Sub-Adviser believes that there may be reasons to shorten durations in the fund, but that with the potential for war looming large in 2003, geopolitical risk remains in the forefront of investors' concerns. Consequently, the Investment Sub-Adviser intends to keep the duration of the fund just below the benchmark duration.
                         Average Annual Total Returns

                                               1 Year 5 Years 10 Years
          Select Investment Grade Income Fund   8.14%  6.60%   7.06%

          Lehman Brothers Aggregate Bond Index 10.27%  7.54%   7.51%
          Lipper Intermediate Investment Grade
            Debt Funds Average                  8.61%  6.50%   6.79%

                   Growth of a $10,000 Investment Since 1992

                                     [CHART]

              Select Investment    Lehman Brothers
              Grade Income Fund  Aggregate Bond Index
              -----------------  --------------------
12/31/1992         10,000               10,000
12/31/1993         11,080               10,976
12/31/1994         10,752               10,656
12/31/1995         12,670               12,624
12/31/1996         13,121               13,081
12/31/1997         14,361               14,347
12/31/1998         15,506               15,592
12/31/1999         15,355               15,463
12/31/2000         16,940               17,261
12/31/2001         18,285               18,716
12/31/2002         19,774               20,638



The Select Investment Grade Income Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed-rate debt issues with an investment grade rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to generate a high level of total return which includes income and capital appreciation.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

U.S. Government Agency Mortgage-Backed Securities  31%
U.S. Government & Agency Obligations               29%
Corporate Notes & Bonds                            28%
Asset-Backed & Mortgage-Backed Securities           6%
Foreign Bonds                                       2%
Foreign Government Obligations                      2%
Other                                               2%




--------------------------------------------------------------------------------

                             GOVERNMENT BOND FUND

The Government Bond Fund returned 9.28% for 2002, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 9.63%.

Corporate scandals, massive bankruptcies and negative stock market news dominated the business headlines during 2002, but the good news for fixed-income investors was the sustained bond market rally that produced sound returns for the period. Cautious optimism led many investors to believe that the Federal Reserve Board's easing cycle was over, as it shifted from an easing bias to a neutral stance. By mid-year, however, much of the incoming economic data turned softer, and the equity markets were roiled by lower profit reports and new scandals. In November, the Federal Reserve Board reduced the target federal funds rate to a low 1.25%.

The Investment Sub-Adviser believes that the fund's solid performance in 2002 was largely attributable to the strategy of seeking incremental returns through an overweight allocation to securities with higher yields than Treasuries, which may contain minimal additional risk. The Investment Sub-Adviser believes that interest rates will not go much lower and that the Federal Reserve Board's actions may produce results in the coming year. The Investment Sub-Adviser believes that there may be reasons to shorten durations in the fund, but that with the potential for war looming large in 2003, and recent saber-rattling by North Korea, geopolitical risk remains in the forefront of investors' concerns. Consequently, the Investment Sub-Adviser may shorten duration only slightly relative to the benchmark. In addition, the Investment Sub-Adviser may again overweight higher yielding securities than Treasuries, which may contain minimal additional risk.
                         Average Annual Total Returns

   Average Annual Total Returns                       1 Year 5 Years 10 Years
   Government Bond Fund                                9.28%  6.90%   6.43%

   Lehman Brothers Intermediate Government Bond Index  9.63%  7.44%   6.91%
   Lipper General U.S. Government Funds Average       10.68%  6.94%   6.91%

                   Growth of a $10,000 Investment Since 1992

                                    [CHART]

                                            Lehman Brothers Intermediate
                   Government Bond Fund         Government Bond Index
                   --------------------     -----------------------------
12/31/1992              $10,000                       $10,000
12/31/1993               10,751                        10,819
12/31/1994               10,656                        10,630
12/31/1995               12,048                        12,164
12/31/1996               12,471                        12,656
12/31/1997               13,354                        13,634
12/31/1998               14,378                        14,791
12/31/1999               14,411                        14,866
12/31/2000               15,652                        16,421
12/31/2001               17,060                        17,804
12/31/2002               18,644                        19,518


The Government Bond Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
The Fund is neither insured nor guaranteed by the U.S. government.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of U.S. government and agency bonds with remaining maturities of one to ten years. The Lipper General U.S. Government Funds Average is the non-weighted average performance of funds investing in general government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks high income, capital preservation and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its Agencies.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                                    [CHART]

U.S. Government & Agency Obligations                86%
Investment Company                                   6%
Asset-Backed & Mortgage-Backed Securities            6%
U.S. Government Agency Mortgage-Backed Securities    1%
Other                                                1%




--------------------------------------------------------------------------------

                               MONEY MARKET FUND

The Money Market Fund returned 1.66% for 2002, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 1.11%.

The year 2002 fell well short of the economic expectations that many had forecast. It was a year fraught with company failures, corporate scandals and increased geopolitical tensions. Investors flocked to the safety of U.S. Treasury securities, sending their prices up and their yields down to record lows. Many investors believed that the Federal Reserve Board's easing cycle was over, as it shifted to a neutral bias. But by mid-year, the equity markets were roiled by lower profit reports and new scandals. In November, the Federal Reserve Board reduced the target federal funds rate to a low 1.25%. The year ended with prospects for growth looking rather dim, and prospects for war with Iraq appearing imminent.

The fund's outperformance was achieved primarily through floating rate note index rotation. For the first half of the year federal funds rate floating rate notes provided incremental return versus other short-dated securities, while in the second half of the year three-month libor floating rate notes maximized return as the Federal Reserve Board lowered the federal funds rate. The Investment Sub-Adviser continued to emphasize investments in U.S. agency securities and the highest quality corporate bonds, as other fixed income markets languished.

The Investment Sub-Adviser believes that a gradual steepening of the yield curve may occur as the White House's proposed fiscal package is adopted in 2003. However, due to the magnitude of the geopolitical risks facing the world, the Investment Sub-Adviser intends to keep the fund's duration slightly longer than the benchmark.
                         Average Annual Total Returns

                                                    1 Year 5 Years 10 Years
     Money Market Fund                              1.66%   4.60%   4.65%
     Money Fund Report Averages: First Tier Taxable 1.11%   3.99%   4.16%
     Lipper Money Market Funds Average              1.30%   4.19%   4.77%
                     Average Yield as of December 31, 2002
     Money Market Fund 7-Day Yield                                  1.14%

                   Growth of a $10,000 Investment Since 1992

               [CHART]

                               Money Fund Report Averages:
           Money Market Fund      First Tier Taxable
           -----------------   ---------------------------
12/31/1992      $10,000                   $10,000
12/31/1993       10,300                    10,263
12/31/1994       10,705                    10,642
12/31/1995       11,330                    11,221
12/31/1996       11,937                    11,768
12/31/1997       12,590                    12,358
12/31/1998       13,284                    12,971
12/31/1999       13,973                    13,563
12/31/2000       14,868                    14,350
12/31/2001       15,504                    14,860
12/31/2002       15,761                    15,025


The Money Market Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.
Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of funds within the money market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to maximize current income for investors while preserving capital and liquidity.

                             Portfolio Composition

As of December 31, 2002, the sector allocation of net assets was:

                   [CHART]

Corporate Notes                             51%
Commercial Paper                            29%
U.S. Government & Agency Obligations         7%
Investment Company                           4%
Certificates of Deposit                      4%
Asset-Backed Securities                      3%
Other                                        2%



--------------------------------------------------------------------------------

                                   Financials

                            Intentionally Left Blank

                          SELECT EMERGING MARKETS FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                      Value
      Shares                                                         (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 82.0%
              Brazil - 5.1%
      12,900  Aracruz Celulose SA, Sponsored ADR                  $      239,424
       3,401  Banco Bradesco SA, ADR                                      50,675
       9,200  Brasil Telecom Participacoes SA, ADR                       232,300
      18,700  Cia Siderurgica Nacional SA, Sponsored ADR (a)             268,158
      25,267  Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar, ADR                                   386,585
      17,814  Companhia Vale Do Rio Doce, Sponsored ADR (a)              489,885
      76,155  Petroleo Brasileiro SA, Sponsored ADR                      998,179
                                                                  --------------
                                                                       2,665,206
                                                                  --------------
              Chile - 0.5%
       3,018  Banco Santiago, ADR                                         56,225
      19,635  Cia de Telecomunicaciones de Chile SA, ADR                 188,300
                                                                  --------------
                                                                         244,525
                                                                  --------------
              China - 2.1%
      72,000  Byd Co., Ltd.*                                             144,950
     932,000  China Oilfield Services, Ltd.*                             227,035
   2,619,000  Petrochina Co., Ltd.                                       520,657
   1,368,000  Sinopec Shanghai Petrochemical Co., Ltd.*                  206,978
                                                                  --------------
                                                                       1,099,620
                                                                  --------------
              Czech Republic - 0.9%
       6,620  Komercni Banka AS                                          456,923
           1  Komercni Banka AS, Sponsored GDR                                23
                                                                  --------------
                                                                         456,946
                                                                  --------------
              Hong Kong - 4.0%
     298,000  China Merchants Holdings International
              Co., Ltd.                                                  208,272
       9,700  China Mobile (Hong Kong) Ltd., ADR*                        117,176
     333,500  China Telecom, Ltd.*                                       793,296
     362,000  Cnooc, Ltd.                                                471,143
     216,000  Cosco Pacific, Ltd.                                        177,271
     901,000  Denway Motors, Ltd.                                        303,277
                                                                  --------------
                                                                       2,070,435
                                                                  --------------
              Hungary - 0.1%
       3,450  OTP Bank Rt., GDR                                           67,830
                                                                  --------------
              India - 3.2%
      37,600  Ranbaxy Laboratories, Ltd., Sponsored GDR                  465,198
      24,700  Reliance Industries, Ltd., GDR (b)                         306,702
      36,849  Satyam Computer Services, Ltd., ADR (a)                    473,510
      31,600  State Bank of India, GDR                                   442,400
                                                                  --------------
                                                                       1,687,810
                                                                  --------------
              Indonesia - 1.2%
   1,469,280  PT Telekomunikasi                                          632,084
                                                                  --------------
              Israel - 1.5%
      58,075  Check Point Software Technologies,
              Ltd.* (a)                                                  753,233
                                                                  --------------
              Luxembourg - 0.5%
      13,221  Tenaris SA, ADR*                                           254,108
                                                                  --------------

              Malaysia - 4.0%
     336,000  Commerce Asset - Holding Berhad                            286,474
     104,000  Genting Berhad                                             366,735
     186,000  Maxis Communications Berhad*                               264,325
     471,250  Public Bank Berhad                                         322,429
     259,000  Resorts World Berhad                                       637,269
     219,000  Road Builder (M) Holdings Berhad                           187,880
                                                                  --------------
                                                                       2,065,112
                                                                  --------------
              Mexico - 11.5%
     215,400  Alfa SA de CV*                                             345,889
      76,223  America Movil SA de CV, ADR                              1,094,562
      11,000  Coca-Cola Femsa, SA de CV                                  196,900
     173,000  Consorcio ARA SA*                                          257,372
   1,157,963  Grupo Financiero BBVA Bancomer, SA de CV*                  879,126
     172,765  Grupo Modelo SA de CV                                      422,687
      25,400  Grupo Televisa SA, Sponsored GDR*                          709,422
      51,525  Telefonos de Mexico, Sponsored ADR (a)                   1,647,770
     222,172  Wal-Mart de Mexico, Series C                               430,125
                                                                  --------------
                                                                       5,983,853
                                                                  --------------
              Peru - 0.4%
       8,691  Compania de Minas Buenaventura SA,
              Sponsored ADR                                              229,355
                                                                  --------------
              Poland - 1.1%
      31,581  Polski Koncern Naftowy SA                                  291,553
      89,900  Telekomunikacja Polska SA, GDR*                            301,165
                                                                  --------------
                                                                         592,718
                                                                  --------------
              Russia - 7.4%
      14,470  Lukoil Holding, Sponsored ADR (a)                          889,048
       7,900  Mobile Telesystems*                                        293,406
      65,200  OAO Gazprom, ADR                                           772,620
      46,640  Surgutneftegaz, Sponsored ADR (a)                          740,876
      34,550  Unified Energy Systems, GDR (a)                            445,350
       5,000  Yukos, ADR (a)                                             704,648
                                                                  --------------
                                                                       3,845,948
                                                                  --------------
              South Africa - 8.4%
     259,400  ABSA Group, Ltd.                                           955,863
     338,000  African Bank Investments, Ltd.                             222,708
      39,230  Anglo American Industrial Corp.                            578,694
       8,530  Anglo American Platinum Corp., Ltd.                        314,324
     310,653  MTN Group, Ltd.*                                           443,768
      55,110  Sappi, Ltd.                                                735,829
      89,050  Sasol, Ltd.                                              1,090,346
      52,561  Woolworths Holdings, Ltd.                                   31,563
                                                                  --------------
                                                                       4,373,095
                                                                  --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT EMERGING MARKETS FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                             Value
      Shares                                                (Note 2)
----------------------------------------------------------------------

              South Korea - 22.2%
      12,880  Hyundai Department Store Co., Ltd.*       $      207,418
      21,600  Hyundai Mobis                                    397,014
      28,900  Hyundai Motor Co., Ltd.                          676,173
      41,582  Kookmin Bank                                   1,472,489
       9,625  Kookmin Bank, ADR*                               340,244
      96,980  Koram Bank*                                      605,078
       5,600  Korea Telecom Corp.                              239,383
      13,100  LG Chem, Ltd.                                    448,430
       7,500  POSCO                                            746,174
      14,370  POSCO, ADR                                       355,370
       9,800  Samsung Electro-Mechanics Co.                    359,429
      11,983  Samsung Electronics Co.                        3,172,431
      13,200  Samsung Fire & Marine Insurance Co.,
              Ltd.                                             721,183
       2,300  Shinsegae Co., Ltd.                              289,912
       7,750  Sk Telecom Co., Ltd.                           1,496,354
                                                        --------------
                                                            11,527,082
                                                        --------------
              Taiwan - 1.9%
      49,841  Hon Hai Precision Industry Co., Ltd.,
              GDR (a)                                          378,792
     124,548  Siliconware Precision Industries Co.,
              GDR*                                             301,406
      66,000  Sunplus Technology Co., Ltd.                     246,761
      21,045  United Microelectronics Corp., ADR*               70,711
                                                        --------------
                                                               997,670
                                                        --------------
              Thailand - 2.3%
     241,000  Land and House, Plc                              449,610
      15,400  Siam Cement Co., Ltd.                            446,118
     450,000  Thai Farmers Bank Public Co., Ltd.*              312,840
                                                        --------------
                                                             1,208,568
                                                        --------------
              Turkey - 1.4%
  16,009,000  Anadolu Efes Biracilik ve Malt Sanayii
              AS*                                              224,126
  13,142,700  Koc Holdings AS*                                 136,684
 143,542,560  Turkiye Is Bankasi, Class C*                     373,211
                                                        --------------
                                                               734,021
                                                        --------------

              United Kingdom - 2.3%
     846,900  Old Mutual, Plc                                1,190,064
                                                        --------------
              Total Common Stocks                           42,679,283
                                                        --------------
              (Cost $42,739,520)

PREFERRED STOCKS - 0.5%

              Brazil - 0.5%
  83,469,000  Banco Bradesco SA                                258,754
                                                        --------------
              Total Preferred Stocks                           258,754
                                                        --------------
              (Cost $215,022)

RIGHTS - 0.0%

              Thailand - 0.0%
     100,421  TelecomAsia Corp., Public Co., Ltd. (c)                0
                                                        --------------
              Total Rights                                           0
                                                        --------------
              (Cost $68,642)

EQUITY-LINKED WARRANTS (d) - 14.8%

              Cayman Islands - 0.7%
     448,000  Chinatrust Financial Holding Co., Ltd.,
              02/26/04                                  $      364,851
                                                        --------------

              India - 3.6%
       9,000  Doctor Reddy's Laboratories, Ltd.,
              01/31/03*                                        168,750
      13,650  Infosys Technologies, Ltd., 04/08/04           1,357,304
      56,200  Satyam Computer Services, Ltd., 11/04/05         326,050
                                                        --------------
                                                             1,852,104
                                                        --------------
              South Korea - 2.1%
       4,100  Samsung Electronics Co., Ltd., 02/21/03        1,080,022
                                                        --------------

              Taiwan - 8.4%
     116,605  Ambit Microsystems Corp., 01/27/03               480,844
     181,726  Formosa Plastics Corp., 01/30/03                 252,599
     866,494  Formosa Plastics Corp., 11/04/05                 920,217
      16,000  Hon Hai Precision Co., Ltd., 01/22/03*            63,589
     427,000  Siliconware Precision Industries Co.,
              11/07/03                                         230,580
   1,287,128  Taiwan Semiconductor Manufacturing Co.,
              Ltd., 02/05/03*                                1,735,949
      27,459  Taiwan Semiconductor Manufacturing Co.,
              Ltd., 02/18/03                                    36,795
      37,000  Taiwan Semiconductor Manufacturing Co.,
              Ltd., 06/17/03                                    49,902
     889,186  United Microelectronics Corp., 12/03/03          614,961
                                                        --------------
                                                             4,385,436
                                                        --------------
              Total Warrants                                 7,682,413
                                                        --------------
              (Cost $8,863,444)
Total Investments - 97.3%                                   50,620,450
                                                        --------------
(Cost $51,886,628)
Net Other Assets and Liabilities - 2.7%                      1,411,403
                                                        --------------
Total Net Assets - 100.0%                               $   52,031,853
                                                        --------------
                                                        --------------

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $5,199,434. The value of collateral amounted to $5,414,537 which consisted of cash equivalents.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2002, these securities amounted to $306,702 or 0.6% of net assets.
(c)  Contingent Value Obligation. Security valued by fund management.
(d) Each equity-linked warrant represents one share of the underlying stock. Therefore, the price, performance, and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. The Portfolio purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Portfolio exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Portfolio bears additional counterparty risk with respect to the issuing broker. In addition, there is currently no active trading market for equity-linked warrants.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT EMERGING MARKETS FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost on investment securities for tax purposes was $53,121,222. Net unrealized appreciation (depreciation) aggregated $(2,500,772), of which $3,118,663 related to appreciated investment securities and $(5,619,435) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $22,057,610 of capital loss carryforwards. For the period ended December 31, 2002, the Portfolio has elected to defer $944,163 and $17,620 of capital losses and currency losses attributable to Post-October losses, respectively.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $15,041,283 in 2009; $7,016,327 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $67,862,003 and $60,526,557 of non-governmental issuers, respectively.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To             Settlement   Contracts  In Exchange   Unrealized
  Deliver     Currency     Dates      At Value   For U.S. $   Depreciation
------------  --------  ------------  ---------  -----------  ------------

  1,257,759       CZK      01/02/03    $41,777     $41,270      $  (507)
    167,390       ZAR      01/03/03     19,519      18,908         (611)
                                       -------     -------      -------
                                       $61,296     $60,178      $(1,118)
                                       =======     =======      =======

----------------------------------

CZK  Czech Republic Koruna
ZAR  South African Rand

         Industry Concentration of Investments
       as a Percentage of Net Assets (Unaudited):

Automotive                                           2.6%
Banking                                             14.8
Beverages, Food & Tobacco                            1.6
Building Materials                                   0.9
Chemicals                                            3.7
Communications                                       3.9
Computer Software & Processing                       1.5
Computers & Information                              5.0
Electric Utilities                                   0.9
Electrical Equipment                                 1.6
Electronics                                         15.2
Entertainment & Leisure                              1.9
Financial Services                                   3.9
Food Retailers                                       0.7
Forest Products & Paper                              1.9
Industrial - Diversified                             0.7
Insurance                                            1.4
Media - Broadcasting & Publishing                    1.4
Metals                                               4.5
Mining                                               1.7
Oil & Gas                                           11.9
Pharmaceuticals                                      1.2
Real Estate                                          1.4
Retailers                                            2.2
Telephone Systems                                   10.5
Transportation                                       0.3
Net Other Assets and Liabilities                     2.7
                                                   -----
Total                                              100.0%
                                                   =====

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                        SELECT AGGRESSIVE GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                            Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

COMMON STOCKS - 95.7%

             Advertising - 0.4%
     19,700  Omnicom Group, Inc.                       $    1,272,620
                                                       --------------
             Aerospace & Defense - 3.8%
     17,050  Alliant Techsystems, Inc.*                     1,063,067
     84,400  Lockheed Martin Corp.                          4,874,100
     51,600  Northrop Grumman Corp.                         5,005,200
                                                       --------------
                                                           10,942,367
                                                       --------------
             Apparel Retailers - 2.1%
     35,450  AnnTaylor Stores Corp.*                          723,889
     23,700  Hot Topic, Inc.* (a)                             542,256
     74,000  Kohls Corp.*                                   4,140,300
     24,300  Nordstrom, Inc.                                  460,971
                                                       --------------
                                                            5,867,416
                                                       --------------
             Automotive - 1.6%
     53,700  Harley-Davidson, Inc. (a)                      2,480,940
     32,500  ITT Industries, Inc.                           1,972,425
                                                       --------------
                                                            4,453,365
                                                       --------------
             Banking - 2.8%
     71,500  Banc One Corp.                                 2,613,325
     15,600  Bank of America Corp.                          1,085,292
     21,105  Charter One Financial, Inc.                      606,347
      4,500  M & T Bank Corp.                                 357,075
     27,500  National City Corp.                              751,300
      9,600  North Fork Bancorp., Inc.                        323,904
     35,700  Regions Financial Corp.                        1,190,952
     10,900  Wachovia Corp.                                   397,196
     15,100  Wells Fargo & Co.                                707,737
                                                       --------------
                                                            8,033,128
                                                       --------------
             Beverages, Food & Tobacco - 4.1%
     45,400  Anheuser-Busch Companies, Inc.                 2,197,360
     41,500  Coca-Cola Co.                                  1,818,530
     21,900  Coca-Cola Enterprises, Inc.                      475,668
     37,600  Kraft Foods, Inc.                              1,463,768
     24,000  McCormick & Co., Inc.                            556,800
     53,600  Pepsi Bottling Group, Inc.                     1,377,520
     84,000  Starbucks Corp.*                               1,711,920
     25,900  Tyson Foods, Inc.                                290,598
     23,100  Unilever NV, (NY shares) ADR                   1,425,501
      5,600  Wrigley (Wm.) Jr. Co.                            307,328
                                                       --------------
                                                           11,624,993
                                                       --------------
             Chemicals - 1.5%
     18,700  Georgia Gulf Corp.                               432,718
      9,200  PPG Industries, Inc.                             461,380
     58,300  Praxair, Inc.                                  3,367,991
                                                       --------------
                                                            4,262,089
                                                       --------------

             Commercial Services - 2.2%
     54,050  Apollo Group, Inc.*                            2,378,200
     84,100  Concord EFS, Inc.*                             1,323,734
     11,200  Ecolab, Inc.                                     554,400
      8,900  Millipore Corp.*                                 302,600
     26,100  Moody's Corp.                                  1,077,669
      5,300  Quest Diagnostics, Inc.* (a)                     301,570
      6,400  United Parcel Service, Class B (a)               403,712
                                                       --------------
                                                            6,341,885
                                                       --------------
             Communications - 2.5%
     27,100  Advanced Fibre Communications, Inc.*             452,028
     98,400  Echostar Communications Corp.* (a)             2,190,384
    233,500  Nokia Oyj Corp., Sponsored ADR                 3,619,250
     27,400  Rockwell Collins, Inc.                           637,324
     37,800  Tandberg ASA (a)                                 218,155
                                                       --------------
                                                            7,117,141
                                                       --------------
             Computer Software & Processing - 7.2%
    132,900  BEA Systems, Inc.*                             1,524,363
      8,300  DST Systems, Inc.*                               295,065
     58,700  Emulex Corp.*                                  1,088,885
     32,500  Global Payments, Inc.                          1,040,325
     53,400  Intuit, Inc.*                                  2,505,528
     34,300  Jack Henry & Associates, Inc. (a)                412,972
    189,000  Microsoft Corp.*                               9,771,300
    149,000  Oracle Corp.*                                  1,609,200
     43,000  PeopleSoft, Inc.*                                786,900
      7,300  SAP AG, Sponsored ADR                            142,350
     38,900  SunGard Data Systems, Inc.*                      916,484
     26,700  VERITAS Software Corp.*                          417,054
                                                       --------------
                                                           20,510,426
                                                       --------------
             Computers & Information - 5.8%
    464,600  Cisco Systems, Inc.*                           6,086,260
    167,000  Dell Computer Corp.*                           4,465,580
     74,200  EMC Corp.*                                       455,588
    180,400  Hewlett-Packard Co.                            3,131,744
     25,200  International Business Machines Corp.          1,953,000
     19,200  ProQuest Co.*                                    376,320
                                                       --------------
                                                           16,468,492
                                                       --------------
             Containers & Packaging - 0.2%
     24,500  Silgan Holdings, Inc.*                           604,660
                                                       --------------
             Cosmetics & Personal Care - 1.9%
     10,000  Alberto-Culver Co., Class B (a)                  504,000
     19,400  Avon Products, Inc.                            1,045,078
     49,400  Gillette Co.                                   1,499,784
     22,000  Procter & Gamble Co.                           1,890,680
     11,300  Uni-Charm Corp.                                  448,420
                                                       --------------
                                                            5,387,962
                                                       --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT AGGRESSIVE GROWTH FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Education - 1.3%
     29,900  Career Education Corp.*                   $    1,196,000
     63,400  Corinthian Colleges, Inc.*                     2,400,324
                                                       --------------
                                                            3,596,324
                                                       --------------
             Electric Utilities - 0.3%
  1,182,000  Beijing Datang Power Generation Co.              382,732
    608,000  Huaneng Power International, Inc.                487,251
                                                       --------------
                                                              869,983
                                                       --------------

             Electronics - 5.8%
     45,100  Analog Devices, Inc.*                          1,076,537
     27,800  ASML Holding NV*                                 232,408
    177,000  Brother Industries, Ltd. (a)                   1,122,941
    221,300  Intel Corp.                                    3,445,641
    105,450  Microchip Technology, Inc. (a)                 2,578,252
     55,700  Micron Technology, Inc.*                         542,518
     33,000  Nippon Electric Glass Co., Ltd.                  332,251
     39,500  Novellus Systems, Inc.*                        1,109,160
     61,000  Stanley Electric Co., Ltd.                       680,973
     57,800  STMicroelectronics NV (a)                      1,127,678
    183,800  Texas Instruments, Inc.                        2,758,838
     80,900  Xilinx, Inc.*                                  1,666,540
                                                       --------------
                                                           16,673,737
                                                       --------------

             Entertainment & Leisure - 0.6%
     45,400  Hollywood Entertainment Corp.* (a)               685,540
     33,000  Mattel, Inc.                                     631,950
     25,840  Mega Bloks, Inc.*                                384,499
                                                       --------------
                                                            1,701,989
                                                       --------------

             Financial Services - 3.2%
    100,900  American Express Co.                           3,566,815
    114,200  Citigroup, Inc.                                4,018,698
     30,000  Credit Saison                                    511,839
     26,100  H&R Block, Inc.                                1,049,220
                                                       --------------
                                                            9,146,572
                                                       --------------
             Food Retailers - 0.3%
     16,200  Whole Foods Market, Inc.* (a)                    854,226
                                                       --------------

             Forest Products & Paper - 1.7%
     10,500  Bowater, Inc.                                    440,475
     49,400  International Paper Co.                        1,727,518
     42,700  Pactiv Corp.*                                    933,422
     38,100  Weyerhaeuser Co.                               1,874,901
                                                       --------------
                                                            4,976,316
                                                       --------------
             Health Care Providers - 2.0%
     54,700  Caremax Rx, Inc.*                                888,875
     30,000  Inveresk Research Group, Inc.*                   647,100
     32,500  Tenet Healthcare Corp.*                          533,000
     31,900  Triad Hospitals Holdings, Inc. *                 951,577
     41,600  United Surgical Partners International,
             Inc.* (a)                                        649,834
     27,100  Wellpoint Health Networks, Inc.*               1,928,436
                                                       --------------
                                                            5,598,822
                                                       --------------

             Heavy Machinery - 0.8%
     99,300  Applied Materials, Inc.* (a)                   1,293,879
     18,000  Engineered Support Systems, Inc.                 659,880
     13,100  Pentair, Inc.                                    452,605
                                                       --------------
                                                            2,406,364
                                                       --------------

             Household Products - 0.3%
     28,900  Newell Rubbermaid, Inc. (a)                      876,537
                                                       --------------

             Industrial - Diversified - 1.1%
     25,200  3M Co.                                         3,107,160
                                                       --------------

             Insurance - 6.8%
     20,500  AMBAC Financial Group, Inc.                    1,152,920
     76,400  American International Group, Inc.             4,419,740
     68,637  Anthem, Inc.* (a)                              4,317,267
     13,700  Fidelity National Financial, Inc.                449,771
     45,100  Hartford Financial Services Group, Inc.        2,048,893
     35,600  Health Net, Inc.*                                939,840
     60,900  Humana, Inc.*                                    609,000
     55,400  Mid Atlantic Medical Services, Inc.*           1,794,960
     17,200  UnitedHealth Group, Inc.                       1,436,200
     28,500  XL Capital, Ltd., Class A                      2,201,625
                                                       --------------
                                                           19,370,216
                                                       --------------

             Lodging - 0.9%
     72,400  Marriott International, Inc., Class A
             (a)                                            2,379,788
     12,000  Starwood Hotels & Resorts Worldwide,
             Inc.                                             284,880
                                                       --------------
                                                            2,664,668
                                                       --------------

             Media - Broadcasting &
             Publishing - 5.9%
     27,100  Clear Channel Communications, Inc.*            1,010,559
     19,900  E.W. Scripps Co.                               1,531,305
      9,300  Gannett Co., Inc.                                667,740
     61,500  New York Times Co., Class A                    2,812,395
     24,800  Scholastic Corp.* (a)                            891,560
     43,300  Tribune Co.                                    1,968,418
    108,400  Univision Communications, Inc.* (a)            2,655,800
    131,100  Viacom, Inc., Class B*                         5,343,636
                                                       --------------
                                                           16,881,413
                                                       --------------

             Medical Supplies - 1.5%
    153,800  Cytyc Corp.* (a)                               1,568,760
     18,900  Dentsply International, Inc.                     703,080
     29,100  Guidant Corp.*                                   897,735
     12,900  Schein (Henry), Inc.*                            580,500
      9,300  Stryker Corp.                                    624,216
                                                       --------------
                                                            4,374,291
                                                       --------------

             Oil & Gas - 2.5%
      6,200  BJ Services Co.*                                 200,322
     91,200  Schlumberger, Ltd.                             3,838,608
     43,700  Total Fina Elf SA, ADR (a)                     3,124,550
                                                       --------------
                                                            7,163,480
                                                       --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Personal Services - 0.1%
      9,000  Weight Watchers International, Inc.*      $      413,730
                                                       --------------
             Pharmaceuticals - 8.9%
     88,900  Abbott Laboratories                            3,556,000
     18,100  AmerisourceBergen Corp.                          983,011
     93,700  Amgen, Inc.*                                   4,529,458
      6,300  Forest Laboratories, Inc.*                       618,786
     44,400  Genentech, Inc.*                               1,472,304
      9,200  Genzyme Corp.*                                   272,044
     29,100  Idec Pharmaceuticals Corp.* (a)                  965,247
     78,400  Johnson & Johnson                              4,210,864
     46,300  Medimmune, Inc.*                               1,257,971
      2,500  Merck & Co., Inc.                                141,525
     56,200  Pfizer, Inc. (a)                               1,718,034
     54,200  Pharmacia Corp.                                2,265,560
     30,200  Shire Pharmaceuticals Group, Plc, ADR*           570,478
     19,200  Teva Pharmaceutical Industries, Ltd.,
             Sponsored ADR                                    741,312
     56,900  Wyeth Corp.                                    2,128,060
                                                       --------------
                                                           25,430,654
                                                       --------------
             Restaurants - 2.3%
     26,400  CEC Entertainment, Inc.*                         810,480
     26,800  McDonald's Corp.                                 430,944
     61,700  Outback Steakhouse, Inc.                       2,124,948
     21,800  P.F. Chang's China Bistro, Inc.* (a)             791,340
     36,800  Wendy's International, Inc.                      996,176
     63,400  Yum! Brands, Inc.*                             1,535,548
                                                       --------------
                                                            6,689,436
                                                       --------------
             Retailers - 10.6%
     22,800  A.C. Moore Arts & Crafts, Inc.*                  289,788
    158,200  Bed Bath & Beyond, Inc.*                       5,462,646
     43,700  BJ's Wholesale Club, Inc.*                       799,710
     19,900  Cost Plus, Inc.*                                 570,533
     54,800  Costco Wholesale Corp.*                        1,537,688
     32,100  eBay, Inc.*                                    2,177,022
     43,900  Linens `N Things, Inc.* (a)                      992,140
     55,400  Lowes Cos., Inc.                               2,077,500
     21,800  Michaels Stores, Inc.*                           682,340
     39,700  Movie Gallery, Inc.*                             516,100
     40,660  PETCO Animal Supplies, Inc.*                     953,030
     95,400  Petsmart, Inc.*                                1,634,202
     63,925  Sears Roebuck & Co. (a)                        1,531,004
    140,000  Tiffany & Co.                                  3,347,400
     51,700  Walgreen Co.                                   1,509,123
     90,500  Wal-Mart Stores, Inc.                          4,571,155
     62,400  Williams-Sonoma, Inc.* (a)                     1,694,160
                                                       --------------
                                                           30,345,541
                                                       --------------
             Securities Broker - 1.8%
     41,000  Goldman Sachs and Co.                          2,792,100
     59,800  Merrill Lynch & Co., Inc.                      2,269,410
                                                       --------------
                                                            5,061,510
                                                       --------------
             Transportation - 0.9%
     44,474  Heartland Express, Inc.*                  $    1,018,944
     22,300  J.B. Hunt Transport Services, Inc.* (a)          653,390
     11,200  Union Pacific Corp.                              670,544
     11,600  Yellow Corp.*                                    292,216
                                                       --------------
                                                            2,635,094
                                                       --------------
             Total Common Stocks                          273,724,607
                                                       --------------
             (Cost $314,443,767)

 Par Value
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATION (b) - 2.8%

              Freddie Mac - 2.8%
$ 7,982,000  0.76%, 01/02/03                                7,981,833
                                                       --------------
             Total U.S. Government and Agency

             Obligation                                     7,981,833
                                                       --------------
             (Cost $7,981,833)
Total Investments - 98.5%                                 281,706,440
                                                       --------------
(Cost $322,425,600)
Net Other Assets and Liabilities - 1.5%                     4,388,766
                                                       --------------
Total Net Assets - 100.0%                              $  286,095,206
                                                       --------------
                                                       --------------

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $25,445,532. The value of collateral amounted to $26,614,271 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $330,333,114. Net unrealized appreciation (depreciation) aggregated $(48,626,674), of which $6,949,220 related to appreciated investment securities and $(55,575,894) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $396,980,827 of capital loss carryforwards.

For the period ended December 31, 2002, the Portfolio has elected to defer $7,808,654 and $5 of capital losses and currency losses attributable to Post-October losses, respectively.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $296,940,970 in 2009; $100,039,857 in 2010.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT AGGRESSIVE GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

OTHER INFORMATION

For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $462,419,924 and $556,656,433 of non-governmental issuers, respectively.

Written Options Rollforward

                                   Puts                       Calls
                        --------------------------  --------------------------
                        Principal Amount            Principal Amount
                          of Contracts                of Contracts
                        (000's omitted)   Premiums  (000's omitted)   Premiums
                        ----------------  --------  ----------------  --------

Outstanding, beginning
of period                    $  --         $  --         $  --        $     --
Options written                 --            --           408          66,373
Options closed                  --            --          (408)        (66,373)
                             -----         -----         -----        --------
Outstanding, end of
period                       $  --         $  --         $  --        $     --
                             =====         =====         =====        ========


                       See Notes to Financial Statements.
   --------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

COMMON STOCKS - 98.5%

            Advertising - 1.3%
   104,000  Catalina Marketing Corp.* (a)             $    1,924,000
    57,000  Lamar Advertising Company* (a)                 1,918,050
                                                      --------------
                                                           3,842,050
                                                      --------------

            Aerospace & Defense - 0.6%
    26,000  Alliant Techsystems, Inc.*                     1,621,100
                                                      --------------

            Apparel Retailers - 1.0%

    66,000  Ross Stores, Inc.                              2,797,740
                                                      --------------
            Automotive - 1.2%
    59,000  ITT Industries, Inc.                           3,580,710
                                                      --------------

            Banking - 0.2%
    25,000  Silicon Valley Bancshares*                       456,250
                                                      --------------

            Beverages, Food & Tobacco - 1.2%
   138,000  Starbucks Corp.*                               2,812,440
    23,000  Sysco Corp.                                      685,170
                                                      --------------
                                                           3,497,610
                                                      --------------

            Chemicals - 1.0%
    46,000  Potash Corp. of Saskatchewan, Inc.* (a)        2,925,140
                                                      --------------

            Commercial Services - 13.2%
    30,500  Apollo Group, Inc.*                            1,342,000
   219,000  BearingPoint, Inc.*                            1,511,100
    87,000  BISYS Group, Inc.*                             1,383,300
   130,000  Celestica, Inc.*                               1,833,000
   154,000  Certegy, Inc.*                                 3,780,700
   115,000  ChoicePoint, Inc.*                             4,541,350
   182,000  Concord EFS, Inc.*                             2,864,680
    21,800  Convergys Corp.*                                 330,270
    42,000  Education Management*                          1,579,200
    66,000  Hewitt Associates, Inc.* (a)                   2,091,540
    20,000  Invitrogen Corp.*                                625,800
   115,000  Iron Mountain, Inc.* (a)                       3,796,150
   123,000  Manpower, Inc.* (a)                            3,923,700
    11,000  Overture Services, Inc.* (a)                     300,410
   190,000  Robert Half International, Inc.*               3,060,900
   102,000  Ticketmaster, Class B*                         2,164,440
   123,000  Viad Corp.                                     2,749,050
                                                      --------------
                                                          37,877,590
                                                      --------------

            Communications - 3.1%
    57,000  L-3 Communications Holdings, Inc.* (a)         2,559,870
   200,000  Nextel Communications, Inc., Class
            A* (a)                                         2,310,000
   174,000  Rockwell Collins, Inc.                         4,047,240
                                                      --------------
                                                           8,917,110
                                                      --------------

            Computer Software & Processing - 10.1%
    66,300  Adobe Systems, Inc.                       $    1,644,306
    87,000  Affiliated Computer Services, Class A*         4,580,550
   206,000  Ceridian Corp.*                                2,970,520
    92,000  DST Systems, Inc.*                             3,270,600
    82,000  Fiserv, Inc.*                                  2,783,900
    52,000  Internet Security Systems, Inc.* (a)             953,160
    47,000  Intuit, Inc.*                                  2,205,240
    63,000  Mercury Interactive Corp.*                     1,867,950
   135,000  Network Associates, Inc.* (a)                  2,172,150
    93,000  Siebel Systems, Inc.*                            688,200
    88,800  SunGard Data Systems, Inc.*                    2,092,128
   297,000  VeriSign, Inc.*                                2,381,940
    93,000  VERITAS Software Corp.*                        1,452,660
                                                      --------------
                                                          29,063,304
                                                      --------------

            Computers & Information - 1.4%
    17,000  Diebold Inc.                                     700,740
    72,300  Informatica Corp.*                               416,448
    26,000  Lexmark International Group, Inc.*             1,573,000
   112,000  Seagate Technology, Inc.* (a)                  1,201,760
                                                      --------------
                                                           3,891,948
                                                      --------------

            Electrical Equipment - 0.4%
    30,000  Teleflex, Inc.                                 1,286,700
                                                      --------------

            Electronics - 5.3%
    52,200  Garmin, Ltd.*                                  1,529,460
   104,000  Intersil Corp., Class A* (a)                   1,449,760
    94,000  Jabil Circuit, Inc.*                           1,684,480
    42,000  KLA-Tencor Corp.* (a)                          1,485,540
    52,000  Marvell Technology Group, Ltd.* (a)              980,720
    33,000  Maxim Integrated Products, Inc.                1,090,320
    90,000  Microchip Technology, Inc.                     2,200,500
    51,000  Molex Inc., Class A                            1,014,390
    50,300  Novellus Systems, Inc.*                        1,412,424
    32,000  QLogic Corp.* (a)                              1,104,320
   109,000  Semtech Corp.*                                 1,192,460
                                                      --------------
                                                          15,144,374
                                                      --------------

            Entertainment & Leisure - 0.5%
    42,000  Westwood One, Inc.*                            1,569,120
                                                      --------------

            Financial Services - 5.2%
    88,300  Franklin Resources, Inc.                       3,009,264
    37,000  Investors Financial Services Corp.             1,013,430
    42,000  Legg Mason, Inc.* (a)                          2,038,680
    77,000  Nationwide Financial Services, Inc.            2,206,050
    82,000  Principal Financial Group, Inc.                2,470,660
   217,000  Waddell & Reed Financial, Class A              4,268,390
                                                      --------------
                                                          15,006,474
                                                      --------------


                       See Notes to Financial Statements.
   --------------------------------------------------------------------------

                       SELECT CAPITAL APPRECIATION FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Food Retailers - 2.0%
   108,000  Whole Foods Market, Inc.* (a)             $    5,694,840
                                                      --------------

            Health Care Providers - 4.6%
    97,000  Davita, Inc.* (a)                              2,392,990
   154,000  Health Management Associates, Inc.,
            Class A                                        2,756,600
    97,000  Laboratory Corp. of America Holdings*          2,254,280
   154,000  Manor Care, Inc.* (a)                          2,865,940
    32,000  Triad Hospitals Holdings, Inc.*                  954,560
    30,000  Wellpoint Health Networks, Inc.*               2,134,800
                                                      --------------
                                                          13,359,170
                                                      --------------

            Heavy Machinery - 4.1%
    46,000  American Standard Companies, Inc.*             3,272,440
    52,000  Cooper Cameron Corp.*                          2,590,640
   128,000  FMC Technologies, Inc.*                        2,615,040
   102,000  Smith International, Inc.* (a)                 3,327,240
                                                      --------------
                                                          11,805,360
                                                      --------------

            Insurance - 4.9%
    72,000  Anthem, Inc.*                                  4,528,800
    34,000  Mercury General Corp.* (a)                     1,277,720
    26,000  Progressive Corp.                              1,290,380
    77,000  Protective Life Corp.                          2,119,040
    57,000  Radian Group, Inc.                             2,117,550
    52,000  The PMI Group, Inc.                            1,562,080
    46,000  Wellchoice, Inc.* (a)                          1,101,700
                                                       --------------
                                                          13,997,270
                                                      --------------

            Media - Broadcasting &
            Publishing - 1.6%
    97,000  Cox Radio, Inc.*                               2,212,570
    11,000  E.W. Scripps Co.                                 846,450
   162,000  Rogers Communications, Inc., Class B*          1,519,560
                                                      --------------
                                                           4,578,580
                                                      --------------
            Medical Supplies - 7.6%
    21,000  Allergan, Inc.                                 1,210,020
   167,000  Apogent Technologies, Inc.* (a)                3,473,600
    61,000  Danaher Corp.                                  4,007,700
   262,000  Omnicare, Inc.                                 6,243,460
    95,000  Roper Industries, Inc.                         3,477,000
    41,000  St. Jude Medical, Inc.*                        1,628,520
    84,000  Waters Corp.*                                  1,829,520
                                                      --------------
                                                          21,869,820
                                                      --------------
            Metals - 0.8%
    83,000  Newmont Mining Corp.                           2,409,490
                                                      --------------

            Oil & Gas - 6.4%
   138,000  BJ Services Co.*                               4,458,780
    42,000  Devon Energy Corp.* (a)                        1,927,800
   125,000  Diamond Offshore Drilling, Inc.                2,731,250
    78,000  EOG Resources, Inc.* (a)                       3,113,760
   195,000  Ocean Energy, Inc.                             3,894,150
    90,000  XTO Energy, Inc.                               2,223,000
                                                      --------------
                                                          18,348,740
                                                      --------------


                                                           Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Personal Services - 1.1%
    66,000  Weight Watchers International, Inc.*      $    3,034,020
                                                      --------------

            Pharmaceuticals - 10.1%
    56,000  Abgenix, Inc.* (a)                               412,720
    95,000  Alkermes, Inc.* (a)                              595,650
    49,000  AmerisourceBergen Corp.                        2,661,190
    46,000  Amylin Pharmaceuticals, Inc.* (a)                742,440
    41,000  Barr Laboratories, Inc.* (a)                   2,668,690
    57,000  Cephalon, Inc.* (a)                            2,774,076
   107,000  Gilead Sciences, Inc.*                         3,638,000
    77,000  Human Genome Sciences, Inc.* (a)                 678,370
    50,000  Idec Pharmaceuticals Corp.* (a)                1,658,500
    75,000  IVAX Corp.*                                      909,750
   149,000  Medimmune, Inc.*                               4,048,330
    77,000  Millennium Pharmaceuticals* (a)                  611,380
    69,000  Mylan Laboratories                             2,408,100
    15,000  Neurocrine Biosciences, Inc.* (a)                684,900
    55,000  Protein Design Labs, Inc.*                       467,500
    92,000  Teva Pharmaceutical Industries, Ltd.,
            Sponsored ADR* (a)                             3,552,120
    41,000  Vertex Pharmaceuticals, Inc.*                    649,850
                                                      --------------
                                                          29,161,566
                                                      --------------
            Restaurants - 0.3%
    21,000  Outback Steakhouse, Inc.                         723,240
                                                      --------------

            Retailers - 6.1%
   128,000  Best Buy Co., Inc.* (a)                        3,091,200
    33,000  BJ's Wholesale Club, Inc.*                       603,900
   141,000  Dollar Tree Stores, Inc.*                      3,464,370
   133,000  Family Dollar Stores, Inc.                     4,150,930
    38,000  MSC Industrial Co., Class A*                     674,500
   103,000  O'Reilly Automotive, Inc.*                     2,604,870
    77,000  TJX Cos., Inc.                                 1,503,040
    51,000  Williams-Sonoma, Inc.* (a)                     1,384,650
                                                      --------------
                                                          17,477,460
                                                      --------------

            Telephone Systems - 0.5%
   142,000  Triton PCS Holdings, Inc.*                       558,060
   177,800  Western Wireless Corp., Class A* (a)             942,340
                                                      --------------
                                                           1,500,400
                                                      --------------

            Textiles, Clothing & Fabrics - 0.9%
    79,000  Coach, Inc.*                                   2,600,680
                                                      --------------

            Transportation - 1.8%
   133,000  Brunswick Corp.                                2,641,380
     9,500  Expedia, Inc.* (a)                               635,837
    61,000  Expeditors International of Washington,
            Inc.                                           1,991,650
                                                      --------------
                                                           5,268,867
                                                      --------------
            Total Common Stocks                          283,306,723
                                                      --------------
            (Cost $277,373,755)

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                                           Value
Par Value                                                 (Note 2)
--------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATION (b) - 1.9%

            Fannie Mae - 1.9%
$5,502,000  0.81%, 01/02/03                           $    5,501,877
                                                      --------------
            Total U.S. Government and Agency
            Obligation                                     5,501,877
                                                      --------------
            (Cost $5,501,877)
Total Investments - 100.4%                               288,808,600
                                                      --------------
(Cost $282,875,632)
Net Other Assets and Liabilities - (0.4)%                 (1,215,376)
                                                      --------------
Total Net Assets - 100.0%                             $  287,593,224
                                                      ==============


----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $51,809,987. The value of collateral amounted to $53,916,389 which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $286,785,267. Net unrealized appreciation (depreciation) aggregated $2,023,333, of which $43,988,791 related to appreciated investment securities and $(41,965,458) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $4,599,448 of capital loss carryforwards.

For the period ended December 31, 2002, the Portfolio has elected to defer $3,112,242 of capital losses attributable to Post-October losses.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $3,345,999 in 2009; $1,253,449 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $146,949,236 and $196,622,035 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
   --------------------------------------------------------------------------

                         SELECT VALUE OPPORTUNITY FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                            Value
    Shares                                                 (Note 2)
--------------------------------------------------------------------

COMMON STOCKS - 96.3%

            Advertising - 2.0%
   210,600  ADVO, Inc.*                               $    6,913,998
                                                      --------------
            Apparel Retailers - 2.7%
   215,450  Talbots, Inc.                                  5,931,338
   537,940  Tommy Hilfiger Corp.*                          3,738,683
                                                      --------------
                                                           9,670,021
                                                      --------------
            Automotive - 1.1%
   297,740  AutoNation, Inc.* (a)                          3,739,614
   267,700  Mascotech, Inc. (b)                                    0
                                                      --------------
                                                           3,739,614
                                                      --------------
            Banking - 8.2%
   379,000  Huntington Bancshares, Inc. (a)                7,091,090
   377,450  North Fork Bancorp., Inc.                     12,735,163
   251,420  Sovereign Bancorp, Inc. (a)                    3,532,451
   127,370  TCF Financial Corp.                            5,564,795
                                                      --------------
                                                          28,923,499
                                                      --------------
            Chemicals - 6.1%
   246,940  Agrium, Inc. (a)                               2,792,891
    75,160  Avery Dennison Corp.                           4,590,773
   354,820  Georgia Gulf Corp.                             8,210,535
   599,130  Royal Group Technologies, Ltd.*                5,829,535
                                                      --------------
                                                          21,423,734
                                                      --------------
            Coal - 0.6%
   113,970  Consol Energy, Inc.                            1,969,402
                                                      --------------
            Commercial Services - 12.1%
   522,760  Aramark Services, Inc., Class B*              12,284,860
   869,300  BearingPoint, Inc.*                            5,998,170
   165,900  Certegy, Inc.*                                 4,072,845
    57,700  Invitrogen Corp.*                              1,805,433
   246,010  Manpower, Inc. (a)                             7,847,719
    39,440  Millipore Corp.* (a)                           1,340,960
   409,230  Viad Corp.                                     9,146,290
                                                      --------------
                                                          42,496,277
                                                      --------------
            Communications - 3.7%
   126,580  L-3 Communications Holdings, Inc.* (a)         5,684,708
   257,700  Polycom, Inc.*                                 2,453,304
   211,190  Rockwell Collins, Inc.                         4,912,279
                                                      --------------
                                                          13,050,291
                                                      --------------

            Computer Software & Processing - 1.3%
   317,090  Ceridian Corp.*                                4,572,438
                                                      --------------
            Computers & Information - 2.1%
 1,012,080  Ikon Office Solutions, Inc.                    7,236,372
                                                      --------------

            Containers & Packaging - 1.6%
   316,220  Packaging Corp. of America*                    5,767,853
                                                      --------------

            Electric Utilities - 4.6%
   371,100  PG&E Corp.*                               $    5,158,290
   202,510  PPL Corp. (a)                                  7,023,047
   161,400  Wisconsin Energy Corp.                         4,067,280
                                                      --------------
                                                          16,248,617
                                                      --------------

            Electrical Equipment - 1.7%
   110,600  AMETEK, Inc.                                   4,256,994
    97,060  Thomas & Betts Corp.*                          1,640,314
                                                      --------------
                                                           5,897,308
                                                      --------------

            Electronics - 1.6%
 1,412,400  Gemstar-TV Guide International, Inc.*          4,590,300
   127,400  Integrated Device Technology, Inc.*            1,066,338
                                                      --------------
                                                           5,656,638
                                                      --------------

            Entertainment & Leisure - 1.2%
   326,350  Metro-Goldwyn-Mayer, Inc.*                     4,242,550
                                                      --------------

            Financial Services - 2.0%
   201,470  Federated Investors, Inc., Class B             5,111,294
    71,400  T. Rowe Price Group, Inc.                      1,947,792
                                                      --------------
                                                           7,059,086
                                                      --------------

            Forest Products & Paper - 1.5%
   127,080  Bowater, Inc. (a)                              5,331,006
                                                      --------------

            Health Care Providers - 1.7%
   365,470  Caremax Rx, Inc.*                              5,938,887
                                                      --------------

            Heavy Machinery - 1.2%
   125,400  Kennametal, Inc.                               4,323,792
                                                      --------------

            Industrial - Diversified - 1.2%
   117,200  SPX Corp.*                                     4,389,140
                                                      --------------

            Insurance - 9.6%
   244,290  Everest Re Group, Ltd.                        13,509,237
   302,650  Oxford Health Plans, Inc.*                    11,031,592
   321,800  Willis Group Holdings, Ltd.*                   9,226,006
                                                      --------------
                                                          33,766,835
                                                      --------------

            Lodging - 1.7%
   411,290  Extended Stay America, Inc.* (a)               6,066,528
                                                      --------------

            Media - Broadcasting &
            Publishing - 5.0%
   510,286  Cablevision Systems Corp.* (a)                 8,542,188
   152,700  Emmis Communications Corp.* (a)                3,180,741
   669,000  Mediacom Communications Corp.* (a)             5,893,890
                                                      --------------
                                                          17,616,819
                                                      --------------

            Medical Supplies - 7.0%
   152,640  C.R. Bard, Inc.                                8,853,120
   119,500  Dentsply International, Inc.                   4,445,400


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT VALUE OPPORTUNITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                          Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

            Medical Supplies (continued)
   290,940  Edwards Lifesciences Corp.*               $    7,410,242
    79,780  Hillenbrand Industries, Inc.                   3,854,172
                                                      --------------
                                                          24,562,934
                                                      --------------

            Oil & Gas - 1.5%
   189,010  Forest Oil Corp.*                              5,226,127
                                                      --------------

            Real Estate Investment Trust - 2.8%
   350,390  Istar Financial, Inc., REIT                    9,828,440
                                                      --------------

            Restaurants - 3.2%
   212,900  AFC Enterprises, Inc.*                         4,473,029
   201,470  Outback Steakhouse, Inc.                       6,938,627
                                                      --------------
                                                          11,411,656
                                                      --------------

            Retailers - 3.6%
   292,300  Dollar Tree Stores, Inc.*                      7,181,811
   377,690  Office Depot, Inc.*                            5,574,704
                                                      --------------
                                                          12,756,515
                                                      --------------

            Securities Broker - 1.4%
    80,450  Bear Stearns Cos., Inc.                        4,778,730
                                                      --------------

            Telephone Systems - 0.1%
   399,900  Airgate PCS, Inc.*                               247,938
                                                      --------------

             Transportation - 2.2%
   236,700  CNF Transportation, Inc. (a)                   7,867,908
                                                      --------------
            Total Common Stocks                          338,980,953
                                                      --------------
            (Cost $351,035,967)


   Par
  Value
  -----

U.S. GOVERNMENT OBLIGATIONS (c) - 3.6%

            U.S. Treasury Bills - 3.6%
$4,000,000  1.12%, 01/02/03                                3,999,876
 2,500,000  1.19%, 01/16/03                                2,498,760
 2,500,000  1.20%, 01/09/03                                2,499,331
 3,500,000  1.21%, 01/02/03                                3,499,882
                                                      --------------
            Total U.S. Government Obligations             12,497,849
                                                      --------------
            (Cost $12,497,849)
Total Investments - 99.9%                                351,478,802
                                                      --------------
(Cost $363,533,816)
Net Other Assets and Liabilities - 0.1%                      352,187
                                                      --------------
Total Net Assets - 100.0%                             $  351,830,989
                                                      --------------
                                                      --------------

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $41,716,576. The value of collateral amounted to $43,632,077 which consisted of cash equivalents.
(b)  Contingent Value Obligation. Security valued by fund management.
(c)  Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $365,962,731. Net unrealized appreciation (depreciation) aggregated $(14,483,929), of which $27,333,499 related to appreciated investment securities and $(41,817,428) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $494,004 and $945,548 of undistributed ordinary income and undistributed long-term capital gains, respectively.

For the period ended December 31, 2002, the Portfolio has elected to defer $1,829,269 of capital losses attributable to Post-October losses.

During the period ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income - $30,015,320 and long-term capital gains - $9,687,542.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $365,886,399 and $369,026,198 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                        SELECT INTERNATIONAL EQUITY FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                           Value
    Shares                                               (Note 2)
--------------------------------------------------------------------

COMMON STOCKS - 99.9%

            Australia - 3.3%
   817,734  Foster's Brewing Group, Ltd.              $    2,068,704
   187,890  National Australia Bank, Ltd.                  3,353,667
   380,036  News Corp., Ltd.                               2,452,676
   420,337  Westpac Banking Corp., Ltd.                    3,249,163
                                                      --------------
                                                          11,124,210
                                                      --------------

            China - 0.9%
15,392,000  Petrochina Co., Ltd.                           3,059,930
                                                      --------------

            Finland - 1.1%
   240,512  Nokia Oyj                                      3,823,467
                                                      --------------
            France - 8.7%
   168,236  Aventis                                        9,144,417
   310,858  Axa                                            4,171,963
    44,140  Lafarge SA                                     3,325,552
    87,710  Total Fina Elf SA, Class B                    12,526,058
                                                      --------------
                                                          29,167,990
                                                      --------------

            Germany - 6.0%
    18,089  Allianz Ag Holding Ger Reg (a)                 1,720,638
   172,890  Bayer AG                                       3,709,977
   170,633  Bayerische Motoren Werke (BMW) AG (a)          5,178,080
    42,250  Deutsche Bank AG (a)                           1,946,250
   186,710  Veba AG                                        7,523,255
                                                      --------------
                                                          20,078,200
                                                      --------------
            Hong Kong - 2.1%
   486,000  Cheung Kong Holdings, Ltd.                     3,162,742
   404,500  Hong Kong Electric                             1,530,143
   385,000  Sun Hung Kai Properties, Ltd.                  2,280,817
                                                      --------------
                                                           6,973,702
                                                      --------------
            Ireland - 0.3%
    94,340  CRH, Plc                                       1,168,118
                                                      --------------

            Italy - 4.3%
   553,347  ENI SpA (a)                                    8,796,668
   742,312  Telecom Italia SpA (a)                         5,631,624
                                                      --------------
                                                          14,428,292
                                                      --------------

            Japan - 14.0%
    39,960  Acom Co., Ltd.                                 1,313,034
   315,000  Canon, Inc. (a)                               11,863,247
   155,000  Fuji Photo Film                                5,053,915
   137,900  Honda Motor Co., Ltd.                          5,100,521
    59,400  Hoya Corp.                                     4,158,849
    39,900  Nintendo Co., Ltd.                             3,728,124
     1,370  NTT Mobile Communcations Network, Inc.         2,527,846
    21,000  Rohm Co., Ltd.                                 2,673,434
    21,200  SMC Corp.                                      1,989,787
    54,900  Sony Corp. (a)                                 2,294,244
   149,900  Takeda Chemical Industries, Ltd.               6,264,246
                                                      --------------
                                                          46,967,247
                                                      --------------

            Netherlands - 10.4%
   409,877  ABN-Amro Holdings                              6,700,833
   322,011  Elsevier NV                                    3,936,456
    64,156  Heineken NV (a)                                2,504,304
   515,811  ING Groep NV                                   8,735,775
   307,388  Koninklijke (Royal) Phillips Electronics
            NV (a)                                         5,386,544

   339,975  Koninklijke Ahold NV                           4,316,561
   111,585  TNT Post Group NV                              1,809,016
    65,469  VNU NV                                         1,707,143
                                                      --------------
                                                          35,096,632
                                                      --------------

            Portugal - 0.1%
   279,626  Electricidade de Portugal SA                     466,528
                                                      --------------

            South Korea - 2.3%
    51,200  Kookmin Bank, ADR*                             1,809,920
    58,750  POSCO, ADR                                     1,452,888
    32,753  Samsung Electronics Co., Ltd., GDR (a)
            (b)                                            4,335,587
                                                      --------------
                                                           7,598,395
                                                      --------------

            Spain - 3.5%
   862,244  Banco de Santander                             5,917,149
   647,879  Telefonica SA*                                 5,798,971
                                                      --------------
                                                          11,716,120
                                                      --------------

            Switzerland - 12.7%
    61,056  Nestle SA                                     12,939,897
   188,675  Novartis AG                                    6,885,109
    87,020  Roche Holdings AG                              6,064,650
   115,368  Swiss Reinsurance Co.                          7,568,810
   187,262  UBS AG*                                        9,102,356
                                                      --------------
                                                          42,560,822
                                                      --------------

            United Kingdom - 30.2%
   168,775  3i Group, Plc                                  1,507,887
 1,400,796  Barclays, Plc                                  8,681,713
   160,253  Boots Co., Plc                                 1,511,731
   855,559  BP Amoco Capital, Plc                          5,880,941
   405,570  British American Tobacco Industries, Plc       4,051,117
   587,860  Cadbury Schweppes, Plc                         3,667,012
   627,865  Compass Group, Plc, Sponsored ADR              3,335,407
   801,027  Diageo, Plc                                    8,704,040
   499,434  GlaxoSmithKline, Plc                           9,583,489
   660,540  Hilton Group, Plc                              1,775,730
   486,220  HSBC Holdings Plc                              5,373,314
   426,316  Kingfisher, Plc                                1,526,979
 1,098,961  Lloyds TSB Group, Plc                          7,881,309
   575,810  Prudential Corp., Plc                          4,059,979
 1,359,376  Shell Transportation & Trading, Plc            8,944,694
   108,835  Smiths Group, Plc                              1,218,528
 1,113,997  Tesco, Plc                                     3,479,013
   881,472  Unilever, Plc                                  8,386,148

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                        SELECT INTERNATIONAL EQUITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                          Value
    Shares                                               (Note 2)
---------------------------------------------------------------------

            United Kingdom (continued)
 4,387,660  Vodafone Airtouch, Plc                    $    7,999,143
   200,706  Wolseley, Plc                                  1,684,927
   281,610  WPP Group, Plc                                 2,151,050
                                                      --------------
                                                         101,404,151
                                                      --------------
            Total Common Stocks                          335,633,804
                                                      --------------
            (Cost $418,474,832)

RIGHTS - 0.0%

            United Kingdom - 0.0%
   332,400  Ti Automotive, Ltd.*                                   0
                                                      --------------
            Total Rights                                           0
                                                      --------------
            (Cost $0)
Total Investments - 99.9%                                335,633,804
                                                      --------------
(Cost $418,474,832)
Net Other Assets and Liabilities - 0.1%                      255,853
                                                      --------------
Total Net Assets - 100.0%                             $  335,889,657
                                                      --------------
                                                      --------------


----------------------------------

* Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $30,612,267. The value of collateral amounted to $32,436,827 which consisted of cash equivalents.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2002, these securities amounted to $4,335,587 or 1.3% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost on investment securities for tax purposes was $429,041,892. Net unrealized appreciation (depreciation) aggregated $(93,408,088), of which $1,686,226 related to appreciated investment securities and $(95,094,314) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $2,710,517 and $66,786,800 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2002, the Portfolio has elected to defer $8,343,214 of capital losses attributable to Post-October losses.

During the period ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income - $6,485,063 and long-term capital gains - $3,713,786.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $609,002 in 2008; $66,177,798 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $54,847,066 and $86,332,159 of non-governmental issuers, respectively.


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


Contracts To            Settlement  Contracts At  In Exchange   Unrealized
  Deliver     Currency    Dates        Value      For U.S. $   Depreciation
------------  --------  ----------  ------------  -----------  ------------

291,505,000     JPY      01/16/03    $2,457,557   $2,365,603    $ (91,954)
294,986,000     JPY      01/28/03     2,488,073    2,380,839     (107,234)
                                     ----------   ----------    ---------
                                     $4,945,630   $4,746,442    $(199,188)
                                                                ---------
                                     ==========   ==========
                                                                =========


----------------------------------

JPY  Japanese Yen


                      Industry Concentration of Investments
                   as a Percentage of Net Assets (Unaudited):

Advertising                                                     0.7%
Automotive                                                      3.1
Banking                                                        16.3
Beverages, Food & Tobacco                                      12.6
Building Materials                                              0.5
Chemicals                                                       2.6
Commercial Services                                             0.4
Communications                                                  2.3
Electric Utilities                                              2.8
Electronics                                                     8.3
Entertainment & Leisure                                         1.1
Financial Services                                              2.8
Food Retailers                                                  3.3
Heavy Machinery                                                 1.9
Insurance                                                       5.2
Lodging                                                         0.5
Media - Broadcasting & Publishing                               2.4
Medical Supplies                                                1.2
Metals                                                          0.4
Oil & Gas                                                      11.7
Pharmaceuticals                                                11.3
Real Estate                                                     1.6
Retailers                                                       0.9
Telephone Systems                                               6.0
Net Other Assets and Liabilities                                0.1
                                                              -----
Total                                                         100.0%
                                                              =====


                       See Notes to Financial Statements.
   --------------------------------------------------------------------------
F-14

                               SELECT GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                    Value
  Shares                                                           (Note 2)
------------------------------------------------------------------------------

COMMON STOCKS - 98.9%

          Advertising - 0.3%
  33,200  Interpublic Group of Companies, Inc.                  $      467,456
  20,200  Lamar Advertising Company* (a)                               679,730
                                                                --------------
                                                                     1,147,186
                                                                --------------
          Aerospace & Defense - 0.3%
  18,542  Lockheed Martin Corp.                                      1,070,800
                                                                --------------
          Airlines - 0.1%
  32,900  Southwest Airlines, Inc.                                     457,310
                                                                --------------

          Apparel Retailers - 0.9%
  19,100  Chico's FAS, Inc.* (a)                                       361,181
  42,900  Kohls Corp.*                                               2,400,255
  35,628  Limited Brands, Inc.                                         496,298
                                                                --------------
                                                                     3,257,734
                                                                --------------
          Automotive - 0.2%
  16,331  General Motors Corp. (a)                                     601,961
                                                                --------------

          Banking - 4.9%
  14,097  Banc One Corp.                                               515,245
  14,670  Bank of America Corp.                                      1,020,592
  44,900  Capital One Financial Corp. (a)                            1,334,428
  15,000  Commerce Bancorp, Inc. (a)                                   647,850
  17,400  Fifth Third Bancorp                                        1,018,770
  13,944  Golden West Financial Corp.                                1,001,319
  18,900  Greenpoint Financial Corp.                                   853,902
 120,300  MBNA Corp.                                                 2,288,106
  57,304  National City Corp.                                        1,565,545
  20,500  Southtrust Corp.                                             509,425
  24,300  Suntrust Banks, Inc.                                       1,383,156
   6,000  TCF Financial Corp.                                          262,140
 101,790  U.S. Bancorp                                               2,159,984
  18,111  Washington Mutual, Inc.                                      625,373
  55,489  Wells Fargo & Co.                                          2,600,769
  17,100  Zions Bancorp.                                               672,868
                                                                --------------
                                                                    18,459,472
                                                                --------------

          Beverages, Food & Tobacco - 6.1%
  34,500  Anheuser-Busch Companies, Inc.                             1,669,800
  58,023  Coca-Cola Co.                                              2,542,568
  52,000  Coca-Cola Enterprises, Inc.                                1,129,440
  11,300  Dole Food Co., Inc.                                          368,154
  52,047  Kraft Foods, Inc.                                          2,026,190
   7,900  McCormick & Co., Inc.                                        183,280
  90,094  Pepsi Bottling Group, Inc.                                 2,315,416
 150,031  PepsiCo, Inc.                                              6,334,309
 106,937  Philip Morris Cos., Inc.                                   4,334,157
  69,300  Starbucks Corp.*                                           1,412,334
  21,700  Sysco Corp.                                                  646,443
                                                                --------------
                                                                    22,962,091
                                                                --------------

          Chemicals - 0.3%
   9,600  Eastman Chemical Co.                                         352,992
  20,700  Rohm & Haas Co.                                              672,336
   7,500  The Lubrizol Corp.                                           228,750
                                                                --------------
                                                                     1,254,078
                                                                --------------

          Commercial Services - 1.7%
  16,700  Apollo Group, Inc.*                                          734,800
  22,218  Automatic Data Processing, Inc.                              872,056
  28,300  BISYS Group, Inc.*                                           449,970
  12,400  ChoicePoint, Inc.*                                           489,676
  16,600  Cintas Corp.                                                 759,450
  26,000  Concord EFS, Inc.*                                           409,240
   5,400  Ecolab, Inc.                                                 267,300
  16,615  Equifax, Inc.                                                384,471
   5,956  Hotels.com, Class A* (a)                                     325,376
  24,000  Paychex, Inc.                                                669,600
  13,100  Pitney Bowes, Inc.                                           427,846
  13,500  Quest Diagnostics, Inc.* (a)                                 768,150
                                                                --------------
                                                                     6,557,935
                                                                --------------

          Communications - 1.7%
 164,879  AOL Time Warner, Inc.                                      2,159,915
  50,500  Echostar Communications Corp.*                             1,124,130
  52,500  Extreme Networks, Inc. *(a)                                  171,675
   8,800  L-3 Communications Holdings, Inc.*                           395,208
 121,800  Nextel Communications, Inc., Class A*                      1,406,790
  32,700  Qualcomm, Inc.*                                            1,189,953
                                                                --------------
                                                                     6,447,671
                                                                --------------

          Computer Software & Processing - 8.8%
  23,200  Activision, Inc.* (a)                                        338,488
  45,100  Adobe Systems, Inc.                                        1,118,525
  31,900  Affiliated Computer Services, Class A*                     1,679,535
  18,500  BMC Software, Inc.*                                          316,535
  18,100  Business Objects SA, ADR*                                    271,500
  20,286  Computer Sciences Corp.* (a)                                 698,853
  11,000  DST Systems, Inc.*                                           391,050
  20,101  Electronic Arts, Inc.*                                     1,000,427
  46,200  Emulex Corp.*                                                857,010
  15,600  Fiserv, Inc.*                                                529,620
  22,900  GTECH Holdings Corp.*                                        637,994
   7,000  McDATA Corp.*                                                 49,700
   4,200  Mercury Interactive Corp.*                                   124,530
 343,681  Microsoft Corp.*                                          17,768,308
  14,400  Netiq Corp.*                                                 177,840
  86,400  Network Associates, Inc.* (a)                              1,390,176
 276,293  Oracle Corp.*                                              2,983,964
  35,100  SunGard Data Systems, Inc.*                                  826,956
  44,900  Symantec Corp.*                                            1,818,899
                                                                --------------
                                                                    32,979,910
                                                                --------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                               SELECT GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                      Value
  Shares                                                             (Note 2)
--------------------------------------------------------------------------------

          Computers & Information - 7.0%
   6,200  CDW Computer Centers, Inc.*                             $      271,870
 557,485  Cisco Systems, Inc.*                                         7,303,053
 305,622  Dell Computer Corp.*                                         8,172,332
 140,200  Hewlett-Packard Co.                                          2,433,872
  73,608  International Business Machines Corp.                        5,704,620
  41,300  Lexmark International Group, Inc.*                           2,498,650
                                                                  --------------
                                                                      26,384,397
                                                                  --------------

          Cosmetics & Personal Care - 2.0%
  24,100  Dial Corp.                                                     490,917
   9,000  International Flavors & Fragrances, Inc.                       315,900
  77,276  Procter & Gamble Co.                                         6,641,099
                                                                  --------------
                                                                       7,447,916
                                                                  --------------
          Education - 0.2%
  17,400  Career Education Corp.*                                        696,000
                                                                  --------------

          Electric Utilities - 0.8%
  12,700  Citizens Utilities Co., Class B*                               133,985
  21,621  Duke Energy Corp.                                              422,474
  21,649  Edison International*                                          256,541
  23,900  Entergy Corp.                                                1,089,601
  12,200  Exelon Corp.                                                   643,794
   4,949  Florida Power & Light Group Capital, Inc.                      297,583
   7,700  Progress Energy, Inc.                                          333,795
                                                                  --------------
                                                                       3,177,773
                                                                  --------------

          Electronics - 5.3%
  16,800  Broadcom Corp.* (a)                                            253,008
  11,600  Energizer Holdings, Inc.*                                      323,640
 581,197  Intel Corp.                                                  9,049,237
  16,000  Jabil Circuit, Inc.*                                           286,720
  20,100  KLA-Tencor Corp.*                                              710,937
  62,400  Lam Research Corp.*                                            673,920
  31,200  Linear Technology Corp.                                        802,464
  14,300  Marvell Technology Group, Ltd.* (a)                            269,698
  17,400  Maxim Integrated Products, Inc.                                574,896
  36,000  Microchip Technology, Inc. (a)                                 880,200
  89,028  Motorola, Inc.                                                 770,092
  16,900  Novellus Systems, Inc.*                                        474,552
  83,100  QLogic Corp.* (a)                                            2,867,781
  11,300  Silicon Laboratories, Inc.* (a)                                215,604
  28,200  Teradyne, Inc.*                                                366,882
  61,230  Texas Instruments, Inc.                                        919,062
  30,533  Xilinx, Inc.*                                                  628,980
                                                                  --------------
                                                                      20,067,673
                                                                  --------------

          Entertainment & Leisure - 0.8%
  47,966  Harrah's Entertainment, Inc.*                                1,899,454
   7,700  International Game Technology*                                 584,584
  15,735  Mattel, Inc.                                                   301,325
  10,100  Westwood One, Inc.*                                            377,336
                                                                  --------------
                                                                       3,162,699
                                                                  --------------

          Financial Services - 4.8%
 166,115  Citigroup, Inc.                                              5,845,587
   6,500  Countrywide Financial Corp.                                    335,725
  21,050  Doral Financial Corp.                                          602,030
 100,400  Fannie Mae                                                   6,458,732
  12,918  Federated Investors, Inc., Class B                             327,730
  18,514  Freddie Mac                                                  1,093,252
  12,293  H&R Block, Inc.                                                494,179
   9,200  Investment Technology Group, Inc.*                             205,712
  16,000  Investors Financial Services Corp.                             438,240
  27,200  SEI Investment Co.                                             739,296
   5,100  SLM Corp.                                                      529,686
  15,900  State Street Corp.                                             620,100
  25,100  Waddell & Reed Financial, Class A                              493,717
                                                                  --------------
                                                                      18,183,986
                                                                  --------------

          Food Retailers - 0.6%
  15,200  Krispy Kreme Doughnuts, Inc.* (a)                              513,304
  73,514  Kroger Co.*                                                  1,135,791
  12,959  Whole Foods Market, Inc.* (a)                                  683,328
                                                                  --------------
                                                                       2,332,423
                                                                  --------------
          Forest Products & Paper - 0.3%
  63,700  Smurfit-Stone Container Corp.*                                 980,407
                                                                  --------------

          Health Care Providers - 2.1%
  15,500  AdvancePCS*                                                    344,255
  69,400  Caremax Rx, Inc.*                                            1,127,750
   4,800  Coventry Health Care, Inc.*                                    139,344
  23,900  Express Scripts, Inc.* (a)                                   1,148,156
  17,600  HCA - The Healthcare Corporation                               730,400
  31,500  Health Management Associates, Inc.,
          Class A                                                        563,850
   9,700  Triad Hospitals Holdings, Inc.*                                289,351
  16,300  Universal Health Services, Inc.*                               735,130
  40,800  Wellpoint Health Networks, Inc.*                             2,903,328
                                                                  --------------
                                                                       7,981,564
                                                                  --------------

          Heavy Machinery - 1.4%
 102,618  Applied Materials, Inc.*                                     1,337,113
  25,000  Brooks-PRI Automation, Inc.* (a)                               286,500
  17,900  Cooper Cameron Corp.*                                          891,778
   9,000  Deere & Co.                                                    412,650
  26,000  Dover Corp.                                                    758,160
  13,400  Parker-Hannifin Corp. (a)                                      618,142
  13,243  United Technologies Corp.                                      820,271
                                                                  --------------
                                                                       5,124,614
                                                                  --------------

          Home Construction, Furnishings &
          Appliances - 0.7%
  11,900  Black & Decker Corp.                                           510,391
   8,300  KB Home                                                        355,655
  11,500  Lear Corp.* (a)                                                382,720
  14,400  Lennar Corp.                                                   743,040
  12,638  Whirlpool Corp. (a)                                            659,956
                                                                  --------------
                                                                       2,651,762
                                                                  --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                               SELECT GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                         Value
  Shares                                                (Note 2)
------------------------------------------------------------------

          Household Products - 0.3%
  10,658  Fortune Brands, Inc.                      $      495,704
  24,700  Newell Rubbermaid, Inc. (a)                      749,151
                                                    --------------
                                                         1,244,855
                                                    --------------

          Industrial - Diversified - 5.6%
  39,000  3M Co.                                         4,808,700
 592,000  General Electric Co.                          14,415,200
   8,500  Illinois Tool Works, Inc.                        551,310
  65,000  Tyco International, Ltd.                       1,110,200
                                                    --------------
                                                        20,885,410
                                                    --------------

          Insurance - 3.7%
 116,661  American International Group, Inc.             6,748,839
   9,900  Anthem, Inc.*                                    622,710
  34,640  Fidelity National Financial, Inc.              1,137,231
  16,269  Health Net, Inc.*                                429,502
  26,887  Oxford Health Plans, Inc.*                       980,031
  14,466  Radian Group, Inc.                               537,412
  13,187  Travelers Property Casualty Corp., Class
          B*                                               193,190
  40,306  UnitedHealth Group, Inc.                       3,365,551
     175  Wellchoice, Inc.*                                  4,191
                                                    --------------
                                                        14,018,657
                                                    --------------

          Lodging - 0.2%
   7,500  Four Seasons Hotels, Inc. (a)                    211,875
  10,200  Marriott International, Inc., Class A            335,274
                                                    --------------
                                                           547,149
                                                    --------------

          Media - Broadcasting &
          Publishing - 1.7%
  38,400  American Greetings Corp., Class A* (a)           606,720
  21,151  Clear Channel Communications, Inc.*              788,721
  15,989  Comcast Corp., Class A*                          376,861
  38,144  Fox Entertainment Group, Class A*                989,074
  11,000  McGraw-Hill Cos., Inc.                           664,840
  67,075  Viacom, Inc., Class B*                         2,733,977
     500  Washington Post Co., Class B                     369,000
                                                    --------------
                                                         6,529,193
                                                    --------------
          Medical Supplies - 3.0%
       1  Advanced Medical Optics, Inc.*                        12
  32,500  Allergan, Inc.                                 1,872,650
  20,900  Apogent Technologies, Inc.*                      434,720
  24,800  Boston Scientific Corp.*                       1,054,496
  23,300  Cytyc Corp.* (a)                                 237,660
  29,800  Guidant Corp.*                                   919,330
  95,182  Medtronic, Inc.                                4,340,299
  13,300  St. Jude Medical, Inc.*                          528,276
  11,200  Steris Corp.*                                    271,600
   8,200  Stryker Corp.                                    550,384
   8,689  Varian Medical Systems, Inc.*                    430,974
  13,920  Zimmer Holdings, Inc.*                           577,958
                                                    --------------
                                                        11,218,359
                                                    --------------

          Metals - 0.4%
  82,593  Freeport-McMoRan Copper & Gold, Inc.,
          Class B* (a)                                   1,385,911
                                                    --------------

          Oil & Gas - 2.3%
  36,975  BJ Services Co.*                               1,194,662
  15,500  Burlington Resources, Inc.                       661,075
  23,124  ConocoPhillips                                 1,118,970
  72,087  Exxon Mobil Corp.                              2,518,720
  23,000  GlobalSantaFe Corp.                              559,360
  16,800  Noble Corp.*                                     590,520
  34,300  Occidental Petroleum Corp.                       975,835
  29,800  Unocal Corp. (a)                                 911,284
                                                    --------------
                                                         8,530,426
                                                    --------------

          Pharmaceuticals - 18.5%
 115,670  Abbott Laboratories                            4,626,800
  38,600  AmerisourceBergen Corp.                        2,096,366
 136,300  Amgen, Inc.*                                   6,588,742
   6,699  Barr Laboratories, Inc.*                         436,038
  16,615  Bristol-Myers Squibb Co.                         384,637
  37,400  Cardinal Health, Inc.                          2,213,706
  15,200  Cephalon, Inc.* (a)                              739,754
  21,264  Charles River Laboratories, Inc.* (a)            818,239
  17,972  Forest Laboratories, Inc.*                     1,765,210
  21,800  Genzyme Corp.* (a)                               644,626
  32,826  Gilead Sciences, Inc.*                         1,116,084
  29,600  Idec Pharmaceuticals Corp.* (a)                  981,832
   2,100  IDEXX Laboratories, Inc.*                         68,985
 247,987  Johnson & Johnson                             13,319,382
  37,600  King Pharmaceuticals, Inc.*                      646,344
  19,800  Lilly (Eli) & Co.                              1,257,300
  29,924  Medimmune, Inc.*                                 813,035
 120,200  Merck & Co., Inc.                              6,804,522
  16,577  Mylan Laboratories                               578,537
 407,533  Pfizer, Inc.                                  12,458,284
 167,692  Pharmacia Corp.                                7,009,526
  18,000  Schering-Plough Corp.                            399,600
  23,700  Shire Pharmaceuticals Group, Plc, ADR*           447,693
  85,200  Wyeth Corp.                                    3,186,480
                                                    --------------
                                                        69,401,722
                                                    --------------

          Real Estate Investment Trust - 0.2%
  31,700  Annaly Mortgage Management, Inc., REIT           595,960
                                                    --------------

          Restaurants - 0.6%
  38,800  Darden Restaurants, Inc.                         793,460
  61,700  Yum! Brands, Inc.*                             1,494,374
                                                    --------------
                                                         2,287,834
                                                    --------------

          Retailers - 8.7%
  12,500  Advanced Auto Parts, Inc.*                       611,250
  20,519  AutoZone, Inc.*                                1,449,667
  41,000  Bed Bath & Beyond, Inc.*                       1,415,730
  23,000  Family Dollar Stores, Inc.                       717,830
  11,874  Federated Department Stores, Inc.*               341,496
  67,000  Home Depot, Inc.                               1,605,320
  36,500  J.C. Penney Co., Inc. (a)                        839,865
 133,037  Lowes Cos., Inc.                               4,988,888
  26,800  Michaels Stores, Inc.*                           838,840
  49,927  Office Depot, Inc.*                              736,923
  33,300  Pier 1 Imports, Inc.                             630,369

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                               SELECT GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                         Value
  Shares                                                (Note 2)
------------------------------------------------------------------

          Retailers (continued)
  41,400  Staples, Inc.*                            $      757,620
  56,485  Target Corp.                                   1,694,550
 183,312  TJX Cos., Inc.                                 3,578,250
  35,700  Walgreen Co.                                   1,042,083
 213,611  Wal-Mart Stores, Inc.                         10,789,492
  29,214  Williams-Sonoma, Inc.* (a)                       793,160
                                                    --------------
                                                        32,831,333
                                                    --------------

          Telephone Systems - 1.4%
  84,300  AT&T Wireless Services, Inc.*                    476,295
  33,400  BellSouth Corp.                                  864,058
  24,000  CenturyTel, Inc. (a)                             705,120
  43,240  SBC Communications, Inc.                       1,172,236
  40,344  Sprint Corp.                                     584,181
  40,759  Verizon Communications, Inc.                   1,579,411
                                                    --------------
                                                         5,381,301
                                                    --------------

          Textiles, Clothing & Fabrics - 0.6%
  16,700  Liz Claiborne, Inc.                              495,155
  55,200  Reebok International, Ltd.*                    1,622,880
                                                    --------------
                                                         2,118,035
                                                    --------------

          Transportation - 0.4%
  17,346  Burlington Northern Santa Fe Corp.               451,169
   5,200  Expedia, Inc.* (a)                               348,037
  37,700  Royal Caribbean Cruises, Ltd. (a)                629,590
      11  Sabre Group Holdings, Inc.*                          199
                                                    --------------
                                                         1,428,995
                                                    --------------
          Total Common Stocks                          371,792,502
                                                    --------------
          (Cost $426,297,202)

EXCHANGE-TRADED FUNDS - 0.4%

  11,300  Nasdaq-100 Index Tracking Stock*                 275,381
  12,600  SPDR Trust Series 1                            1,111,698
                                                    --------------
          Total Exchange-Traded Funds                    1,387,079
                                                    --------------
          (Cost $1,404,019)

 INVESTMENT COMPANY - 0.0%

   2,476  Marshall Money Market Fund                         2,476
                                                    --------------
          Total Investment Company                           2,476
                                                    --------------
          (Cost $2,476)
Total Investments - 99.3%                              373,182,057
                                                    --------------
(Cost $427,703,697)
Net Other Assets and Liabilities - 0.7%                  2,776,925
                                                    --------------
Total Net Assets - 100.0%                           $  375,958,982
                                                    --------------
                                                    --------------


----------------------------------

* Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of securities loaned amounted to $22,807,982. The value of collateral amounted to $23,730,333 which consisted of cash equivalents.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $447,532,265. Net unrealized appreciation (depreciation) aggregated $(74,350,208), of which $5,780,015 related to appreciated investment securities and $(80,130,223) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $247,119 and $220,542,458 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2002, the Portfolio has elected to defer $13,046,361 of capital losses attributable to Post-October losses.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $140,904,250 in 2009; $79,638,208 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $647,817,078 and $759,273,296 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       Value
 Shares                                               (Note 2)
-----------------------------------------------------------------

COMMON STOCKS - 99.4%
         Advertising - 0.4%
37,200   Ventiv Health, Inc.*                      $       75,553
                                                   --------------
         Apparel Retailers - 1.0%
 6,000   Gymboree Corp.*                                   95,160
 4,500   Hot Topic, Inc.* (a)                             102,960
                                                   --------------
                                                          198,120
                                                   --------------

         Beverages, Food & Tobacco - 1.6%
 2,800   American Italian Pasta Co. - Class
         A* (a)                                           100,744
14,800   Peet's Coffee & Tea, Inc.*                       209,124
                                                   --------------
                                                          309,868
                                                   --------------
         Chemicals - 0.6%
 5,400   Applied Films Corp.*                             107,946
                                                   --------------

         Commercial Services - 14.7%
 9,300   Celgene Corp.*                                   199,671
30,850   Corporate Executive Board Co.*                   984,732
11,700   CSG Systems International, Inc.*                 159,705
 5,000   GSI Commerce, Inc.* (a)                           18,250
12,600   Interwoven, Inc.*                                 32,760
16,900   Macrovision Corp.*                               271,076
23,600   Overture Services, Inc.* (a)                     644,516
10,020   Resources Connection, Inc.*                      232,564
 8,800   The Advisory Board Co.*                          263,120
                                                   --------------
                                                        2,806,394
                                                   --------------
         Communications - 5.3%
13,400   Advanced Fibre Communications, Inc.*             223,512
24,800   Polycom, Inc.*                                   236,096
12,000   Raindance Communications, Inc.*                   38,760
33,800   WebEx Communications, Inc.* (a)                  507,000
                                                   --------------
                                                        1,005,368
                                                   --------------
         Computer Software & Processing - 9.8%
11,900   Agile Software Corp.*                             92,106
 2,400   Altiris, Inc.*                                    38,208
 8,200   CheckFree Corp.*                                 131,208
20,300   Manugistics Group, Inc.*                          48,720
 7,600   McDATA Corp.*                                     53,960
 9,500   Mercury Interactive Corp.*                       281,675
 9,000   Netiq Corp.*                                     111,150
10,500   Numerical Technologies, Inc.*                     36,330
 6,600   NVIDIA Corp.* (a)                                 75,966
 9,100   Pinnacle Systems, Inc.*                          123,851
29,900   Quest Software, Inc.*                            308,269
36,828   Retek, Inc.*                                     100,172
28,700   Selectica, Inc.*                                  77,490
33,900   Siebel Systems, Inc.*                            250,860
25,600   Skillsoft Plc, ADR*                               70,400
 9,200   VeriSign, Inc.*                                   73,784
                                                   --------------
                                                        1,874,149
                                                   --------------

         Education - 1.1%
 3,700   Strayer Education, Inc.                          212,750
                                                   --------------

         Electrical Equipment - 0.9%
19,100   Micrel, Inc.*                                    171,518
                                                   --------------

         Electronics - 13.0%
 4,500   Cymer, Inc.* (a)                                 145,125
 7,300   Exar Corp.*                                       90,520
 5,300   Integrated Circuit Systems, Inc.* (a)             96,725
21,408   Intersil Corp., Class A*                         298,428
 7,500   Lam Research Corp.*                               81,000
18,900   Marvell Technology Group, Ltd.* (a)              356,454
12,800   Maxim Integrated Products, Inc.                  422,912
 4,600   MKS Instruments, Inc.*                            75,578
 7,900   Newport Corp.*                                    99,224
32,200   Semtech Corp.*                                   352,268
29,600   Silicon Image, Inc.*                             177,600
 4,200   Silicon Laboratories, Inc.* (a)                   80,136
 7,200   Teradyne, Inc.*                                   93,672
 4,900   Varian Semiconductor Equipment
         Associates, Inc.*                                116,429
                                                   --------------
                                                        2,486,071
                                                   --------------

         Entertainment & Leisure - 4.6%
23,200   Westwood One, Inc.*                              866,752
                                                   --------------

         Financial Services - 1.3%
   500   Chicago Mercantile Exchange (a)                   21,830
 8,200   SEI Investment Co.                               222,876
                                                   --------------
                                                          244,706
                                                   --------------

         Health Care Providers - 6.5%
10,425   Accredo Health, Inc.*                            367,481
 8,600   AdvancePCS*                                      191,006
 6,600   American Healthways, Inc.* (a)                   115,500
10,500   First Health Group Corp.*                        255,675
12,250   Sunrise Assisted Living, Inc.* (a)               304,903
                                                   --------------
                                                        1,234,565
                                                   --------------

         Insurance - 0.7%
 7,100   Odyssey Re Holdings Corp.                        125,670
                                                   --------------

         Media - Broadcasting &
         Publishing - 13.2%
21,200   Cox Radio, Inc.*                                 483,572
 5,400   Cumulus Media, Inc.*                              80,082
 6,900   Entercom Communications Corp.*                   323,748
11,200   Gray Television, Inc.                            109,200
 7,470   Information Holdings, Inc.*                      115,934
   700   Lin TV Corp., Class A*                            17,045
30,800   Mediacom Communications Corp.*                   271,348
20,800   Radio One, Inc.*                                 304,096
38,300   Radio One, Inc., Class D* (a)                    552,669
36,200   Spanish Broadcasting System, Inc., Class
         A*                                               260,640
                                                   --------------
                                                        2,518,334
                                                   --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC GROWTH FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       Value
Shares                                               (Note 2)
-----------------------------------------------------------------

         Medical Supplies - 3.2%
 7,100   CV Therapeutics, Inc.* (a)                $      129,362
 7,900   Gen-Probe, Inc.*                                 188,012
 4,300   Photon Dynamics, Inc.*                            98,040
11,200   Thoratec Corp.*                                   85,456
 6,000   Wright Medical Group, Inc.*                      104,754
                                                   --------------
                                                          605,624
                                                   --------------

         Personal Services - 0.3%
 1,100   Weight Watchers International, Inc.*              50,567
                                                   --------------

         Pharmaceuticals - 5.2%
10,200   Albany Molecular Research, Inc.*                 150,868
18,500   American Pharmaceutical Partners,
         Inc.* (a)                                        329,300
12,100   Andrx Corp.*                                     177,507
17,200   Impax Laboratories, Inc.*                         68,972
 6,960   Intermune, Inc.*                                 177,550
 3,300   Myriad Genetics, Inc.*                            48,180
 3,000   Vertex Pharmaceuticals, Inc.*                     47,550
                                                   --------------
                                                          999,927
                                                   --------------

         Recreational Products - 0.8%
 7,900   Action Performance Cos., Inc.                    150,100
                                                   --------------

         Restaurants - 2.0%
 9,600   California Pizza Kitchen, Inc.*                  241,920
 6,800   Landry's Seafood Restaurants                     144,432
                                                   --------------
                                                          386,352
                                                   --------------

         Retailers - 13.2%
11,666   99 Cents Only Stores*                            313,349
16,800   Cost Plus, Inc.*                                 481,656
 3,890   Dick's Sporting Goods, Inc.*                      74,688
 7,600   Duane Reade, Inc.*                               129,200
 7,100   eBay, Inc.*                                      481,522
27,900   Petsmart, Inc.*                                  477,927
12,200   Shopko Stores, Inc.* (a)                         151,890
15,300   Williams-Sonoma, Inc.*                           415,395
                                                   --------------
                                                        2,525,627

                                                   --------------
         Total Common Stocks                           18,955,961
                                                   --------------
         (Cost $32,235,991)
Total Investments - 99.4%                              18,955,961
                                                   --------------
(Cost $32,235,991)
Net Other Assets and Liabilities - 0.6%                   119,973
                                                   --------------

Total Net Assets - 100.0%                          $   19,075,934
                                                   ==============

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $3,143,566. The value of collateral amounted to $3,300,062 which consisted of cash equivalents.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $32,374,355. Net unrealized appreciation (depreciation) aggregated $(13,418,394), of which $1,146,570 related to appreciated investment securities and $(14,564,964) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $30,296,162 of capital loss carryforwards.

For the period ended December 31, 2002, the Portfolio has elected to defer $1,108,306 of capital losses attributable to Post-October losses.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $14,562,231 in 2009; $15,733,931 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $10,079,759 and $7,269,363 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                CORE EQUITY FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       Value
Shares                                                (Note 2)
-----------------------------------------------------------------
COMMON STOCKS - 97.7%

         Advertising - 0.3%
86,900   TMP Worldwide, Inc.*                      $      982,839
                                                   --------------

         Banking - 7.0%
134,000  FleetBoston Financial Corp.                    3,256,200
152,600  Greenpoint Financial Corp.                     6,894,468
141,000  MBNA Corp.                                     2,681,820
109,100  Mellon Financial Corp.                         2,848,601
 85,600  PNC Bank Corp.                                 3,586,640
186,900  Wells Fargo & Co.                              8,760,003
                                                   --------------
                                                       28,027,732
                                                   --------------
         Beverages, Food & Tobacco - 3.8%
 64,800  Coca-Cola Co.                                  2,839,536
158,600  PepsiCo, Inc.                                  6,696,092
 32,500  Philip Morris Cos., Inc.                       1,317,225
 83,000  Wrigley (Wm.) Jr. Co.                          4,555,040
                                                   --------------
                                                       15,407,893
                                                   --------------
         Building Materials - 0.8%
107,300  Martin Marietta Materials, Inc.                3,289,818
                                                   --------------

         Chemicals - 1.2%
164,500  Dow Chemical Co.                               4,885,650
                                                   --------------

         Commercial Services - 3.6%
274,700  Cendant Corp.* (a)                             2,878,856
276,700  First Data Corp.                               9,797,947
 59,400  Valassis Communications, Inc.*                 1,748,142
                                                   --------------
                                                       14,424,945
                                                   --------------

         Communications - 4.8%
243,700  AOL Time Warner, Inc.                          3,192,470
101,800  CommScope, Inc.*                                 804,220
129,700  Echostar Communications Corp.*                 2,887,122
577,300  Nextel Communications, Inc., Class A*          6,667,815
160,800  Qualcomm, Inc.*                                5,851,512
                                                   --------------
                                                       19,403,139
                                                   --------------

         Computer Software & Processing - 3.6%
74,300   Intuit, Inc.*                                  3,486,156
213,900  Microsoft Corp.*                              11,058,630
                                                   --------------
                                                       14,544,786
                                                   --------------
         Computers & Information - 2.9%
384,600  Cisco Systems, Inc.*                           5,038,260
183,600  Dell Computer Corp.*                           4,909,464
271,400  EMC Corp.*                                     1,666,396
                                                   --------------
                                                       11,614,120
                                                   --------------
         Cosmetics & Personal Care - 1.7%
 21,200  Avon Products, Inc.                            1,142,044
 48,000  Colgate-Palmolive Co.                          2,516,640
 34,700  Procter & Gamble Co.                           2,982,118
                                                   --------------
                                                        6,640,802
                                                   --------------

         Electric Utilities - 5.3%
138,700  CMS Energy Corp. (a)                           1,309,328
 73,100  DTE Energy Co.                                 3,391,840
 95,000  Exelon Corp.                                   5,013,150
141,800  FirstEnergy Corp.                              4,675,146
 97,500  Progress Energy, Inc.                          4,226,625
120,400  Sempra Energy                                  2,847,460
                                                   --------------
                                                       21,463,549
                                                   --------------

         Electronics - 2.6%
 67,600  Energizer Holdings, Inc.*                      1,886,040
267,800  Intel Corp.                                    4,169,646
215,300  Motorola, Inc.                                 1,862,345
174,800  Texas Instruments, Inc.                        2,623,748
                                                   --------------
                                                       10,541,779
                                                   --------------

         Entertainment & Leisure - 1.5%
 81,700  Harrah's Entertainment, Inc.*                  3,235,320
 75,500  Metro-Goldwyn-Mayer, Inc.*                       981,500
109,400  Walt Disney Co.                                1,784,314
                                                   --------------
                                                        6,001,134
                                                   --------------

         Financial Services - 13.2%
541,000  Charles Schwab Corp.                           5,869,850
305,282  Citigroup, Inc.                               10,742,873
115,500  Fannie Mae                                     7,430,115
235,800  Freddie Mac                                   13,923,990
163,800  Household International, Inc.                  4,555,278
289,100  Morgan (J.P.) & Co., Inc.                      6,938,400
 89,000  State Street Corp.                             3,471,000
                                                   --------------
                                                       52,931,506
                                                   --------------

         Forest Products & Paper - 0.5%

 42,400  Kimberly-Clark Corp.                           2,012,728
                                                   --------------

         Heavy Machinery - 1.7%
 74,900  Pentair, Inc.                                  2,587,795
 71,100  United Technologies Corp.                      4,403,934
                                                   --------------
                                                        6,991,729
                                                   --------------

         Home Construction, Furnishings &
         Appliances - 1.5%
 26,700  Johnson Controls, Inc.                         2,140,539
192,100  Masco Corp.                                    4,043,705
                                                   --------------
                                                        6,184,244
                                                   --------------

         Household Products - 0.8%
106,500  Newell Rubbermaid, Inc. (a)                    3,230,145
                                                   --------------

         Industrial - Diversified - 2.0%
 95,000  General Electric Co.                           2,313,250
 86,300  Illinois Tool Works, Inc.                      5,597,418
                                                   --------------
                                                        7,910,668
                                                   --------------

         Insurance - 4.8%
 79,000  AMBAC Financial Group, Inc.                    4,442,960
 59,200  American International Group, Inc.             3,424,720
 39,800  Anthem, Inc.*                                  2,503,420


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                CORE EQUITY FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                      Value
Shares                                               (Note 2)
-----------------------------------------------------------------
         Insurance (continued)
 67,500  Hartford Financial Services Group, Inc.   $    3,066,525
 70,300  UnitedHealth Group, Inc.                       5,870,050
                                                   --------------
                                                       19,307,675
                                                   --------------
         Lodging - 1.0%
 60,600  Marriott International, Inc., Class A
         (a)                                            1,991,922
 76,600  Starwood Hotels & Resorts Worldwide,
         Inc.                                           1,818,484
                                                   --------------
                                                        3,810,406
                                                   --------------

         Media - Broadcasting &
         Publishing - 6.4%
127,900  Clear Channel Communications, Inc.*            4,769,391
 56,700  Cox Communications, Inc.*                      1,610,280
 18,800  Gannett Co., Inc.                              1,349,840
 17,500  McGraw-Hill Cos., Inc.                         1,057,700
 36,800  New York Times Co., Class A                    1,682,864
182,330  Univision Communications, Inc.* (a)            4,467,085
261,400  Viacom, Inc., Class B*                        10,654,664
                                                   --------------
                                                       25,591,824
                                                   --------------

         Medical Supplies - 0.5%
 70,000  Baxter International, Inc. (a)                 1,960,000
                                                   --------------

         Oil & Gas - 3.5%
117,256  ConocoPhillips                                 5,674,018
240,500  Exxon Mobil Corp.                              8,403,070
                                                   --------------
                                                       14,077,088
                                                   --------------

         Pharmaceuticals - 11.8%
 31,200  Amgen, Inc.*                                   1,508,208
201,200  Bristol-Myers Squibb Co.                       4,657,780
 56,200  Cephalon, Inc.*                                2,735,142
196,600  Johnson & Johnson                             10,559,386
 90,800  Lilly (Eli) & Co.                              5,765,800
317,700  Pfizer, Inc. (a)                               9,712,089
 37,600  Schering-Plough Corp.                            834,720
 92,900  Sicor, Inc.*                                   1,472,465
268,800  Wyeth Corp.                                   10,053,120
                                                   --------------
                                                       47,298,710
                                                   --------------

         Retailers - 3.5%
 83,500  Family Dollar Stores, Inc.                     2,606,035
 31,900  Lowes Cos., Inc.                               1,196,250
 83,900  Walgreen Co.                                   2,449,041
155,900  Wal-Mart Stores, Inc.                          7,874,509
                                                   --------------
                                                       14,125,835
                                                   --------------


         Securities Broker - 1.3%
126,900  Morgan Stanley Dean Witter & Co.               5,065,848
                                                   --------------

         Telephone Systems - 3.6%
 26,100  AT&T Wireless Services, Inc.*                    147,465
 81,400  BellSouth Corp.                                2,105,818
231,800  Crown Castle International Corp.*                869,250
495,300  Liberty Media Group, Class A*                  4,427,982
166,800  SBC Communications, Inc.                       4,521,948
 66,400  Verizon Communications, Inc.                   2,573,000
                                                   --------------
                                                       14,645,463
                                                   --------------

         Transportation - 2.5%
140,100  Burlington Northern Santa Fe Corp.             3,644,001
227,000  Norfolk Southern Corp.                         4,537,730
104,800  Sabre Group Holdings, Inc.*                    1,897,928
                                                   --------------
                                                       10,079,659
                                                   --------------
         Total Common Stocks                          392,451,714
                                                   --------------
         (Cost $474,095,684)

EXCHANGE-TRADED FUND - 1.0%

 46,250  SPDR Trust Series 1 (a)                        4,080,638
                                                   --------------
         Total Exchange-Traded Fund                     4,080,638
                                                   --------------
         (Cost $4,221,825)
Total Investments - 98.7%                             396,532,352
                                                   --------------
(Cost $478,317,509)
Net Other Assets and Liabilities - 1.3%                 5,356,118
                                                   --------------
Total Net Assets - 100.0%                          $  401,888,470
                                                   --------------
                                                   --------------

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of securities loaned amounted to $22,678,407. The value of collateral amounted to $23,658,506 which consisted of cash equivalents.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $488,380,824. Net unrealized appreciation (depreciation) aggregated $(91,848,472), of which $6,846,300 related to appreciated investment securities and $(98,694,772) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $41,185 and $207,044,985 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2002, the Portfolio has elected to defer $8,037,804 of capital losses attributable to Post-October losses.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $118,562,752 in 2009; $88,482,233 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $577,632,478 and $708,055,809 of non-governmental issuers, respectively, and $23,896,770 and $11,964,949 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                               EQUITY INDEX FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                            Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
COMMON STOCKS - 98.2%

             Advertising - 0.2%
     16,000  Interpublic Group of Companies, Inc.      $      225,280
      7,800  Omnicom Group, Inc.                              503,880
      4,600  TMP Worldwide, Inc.*                              52,026
                                                       --------------
                                                              781,186
                                                       --------------

             Aerospace & Defense - 1.4%
     34,838  Boeing Co.                                     1,149,306
      8,400  General Dynamics Corp.                           666,708
     34,075  Honeywell International, Inc.                    817,800

     18,982  Lockheed Martin Corp.                          1,096,210
      7,546  Northrop Grumman Corp.                           731,962
      5,700  Textron, Inc.                                    245,043
                                                       --------------
                                                            4,707,029
                                                       --------------

             Airlines - 0.4%
      6,400  AMR Corp.*                                        42,240
      5,100  Delta Air Lines, Inc.                             61,710
     12,400  FedEx Corp. (a)                                  672,328
     32,118  Southwest Airlines, Inc.                         446,440
                                                       --------------
                                                            1,222,718
                                                       --------------
             Apparel Retailers - 0.5%
     36,650  Gap, Inc.                                        568,808
     14,000  Kohls Corp.*                                     783,300
     21,700  Limited Brands, Inc.                             302,281
      5,600  Nordstrom, Inc. (a)                              106,232
                                                       --------------
                                                            1,760,621
                                                       --------------

             Automotive - 1.0%
      3,000  Cooper Tire & Rubber Co.                          46,020
      6,109  Dana Corp.                                        71,842
     23,128  Delphi Automotive Systems Corp.                  186,180
     76,081  Ford Motor Co. (a)                               707,553
     23,300  General Motors Corp. (a)                         858,838
      7,250  Genuine Parts Co.                                223,300
      4,700  Goodrich (B.F.) Co.                               86,104
      7,200  Goodyear Tire & Rubber Co. (a)                    49,032
     12,600  Harley-Davidson, Inc.                            582,120
      3,800  ITT Industries, Inc.                             230,622
      2,500  Navistar International Corp.* (a)                 60,775
      4,820  Paccar, Inc.                                     222,347
      5,336  Visteon Corp.                                     37,139
                                                       --------------
                                                            3,361,872
                                                       --------------
             Banking - 7.7%
     14,700  Amsouth Bancorp                                  282,240
     48,375  Banc One Corp.                                 1,768,106
     62,159  Bank of America Corp.                          4,324,402
     30,100  Bank of New York Co., Inc.                       721,196
     19,900  BB&T Corp. (a)                                   736,101
      9,237  Capital One Financial Corp. (a)                  274,524
      9,375  Charter One Financial, Inc.                      269,344
      7,250  Comerica, Inc.                                   313,490
     24,005  Fifth Third Bancorp                            1,405,493
              Banking (continued)
      5,200  First Tennessee National Corp.                   186,888
     43,552  FleetBoston Financial Corp.                    1,058,314
      6,400  Golden West Financial Corp.                      459,584
      9,749  Huntington Bancshares, Inc.                      182,404
     17,600  KeyCorp                                          442,464
      9,100  Marshall & Ilsley Corp.                          249,158
     52,977  MBNA Corp.                                     1,007,623
     17,900  Mellon Financial Corp.                           467,369
     25,400  National City Corp.                              693,928
      6,700  North Fork Bancorp., Inc.                        226,058
      9,200  Northern Trust Corp.                             322,460
     11,800  PNC Bank Corp.                                   494,420
      9,200  Regions Financial Corp.                          306,912
     14,400  Southtrust Corp.                                 357,840
     11,800  Suntrust Banks, Inc.                             671,656
     12,400  Synovus Financial Corp.                          240,560
     79,534  U.S. Bancorp                                   1,687,711
      8,200  Union Planters Corp.                             230,748
     56,496  Wachovia Corp.                                 2,058,714
     39,274  Washington Mutual, Inc.                        1,356,131
     70,230  Wells Fargo & Co.                              3,291,680
      3,800  Zions Bancorp.                                   149,526
                                                       --------------
                                                           26,237,044
                                                       --------------

             Beverages, Food & Tobacco - 5.8%
      1,500  Adolph Coors Co.                                  91,875
     35,500  Anheuser-Busch Companies, Inc.                 1,718,200
     26,749  Archer-Daniels-Midland Co.                       331,688
      2,900  Brown Forman Corp., Class B                      189,544
     17,000  Campbell Soup Co.                                398,990
    102,900  Coca-Cola Co.                                  4,509,078
     18,600  Coca-Cola Enterprises, Inc.                      403,992
     22,300  Conagra, Inc. (a)                                557,723
     15,300  General Mills, Inc.                              718,335
     14,600  H.J. Heinz Co.                                   479,902
      4,500  Hercules, Inc.*                                   39,600
      5,700  Hershey Foods Corp.                              384,408
     16,900  Kellogg Co.                                      579,163
     11,600  Pepsi Bottling Group, Inc.                       298,120
     71,710  PepsiCo, Inc.                                  3,027,596
     85,900  Philip Morris Cos., Inc.                       3,481,527
      3,700  R.J. Reynolds Tobacco Holdings, Inc.             155,807
     18,300  Safeway, Inc.*                                   427,488
     16,100  Starbucks Corp.*                                 328,118
      5,500  Supervalu, Inc.                                   90,805
     27,300  Sysco Corp.                                      813,267
      7,000  UST, Inc.                                        234,010
      9,400  Wrigley (Wm.) Jr. Co.                            515,872
                                                       --------------
                                                           19,775,108
                                                       --------------

             Building Materials - 0.0%
      4,200  Vulcan Materials Co.                             157,500

                                                       --------------

             Chemicals - 1.5%
      9,400  Air Products & Chemicals, Inc.                   401,850
      4,600  Avery Dennison Corp.                             280,968
     37,777  Dow Chemical Co.                               1,121,977


                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-23

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------
             Chemicals (continued)
     41,200  Du Pont (E.I.) De Nemours and Co.         $    1,746,880
      3,200  Eastman Chemical Co.                             117,664
      2,100  Great Lakes Chemical Corp.                        50,148
     10,827  Monsanto Co.                                     208,420
      7,000  PPG Industries, Inc.                             351,050
      6,700  Praxair, Inc.                                    387,059
      9,175  Rohm & Haas Co.                                  298,004
      3,508  Sealed Air Corp.* (a)                            130,848
      6,200  Sherwin Williams Co.                             175,150
                                                       --------------
                                                            5,270,018
                                                       --------------

             Commercial Services - 2.9%
      8,100  Allied Waste Industries, Inc.*                    81,000
      7,300  Apollo Group, Inc.*                              321,200
     24,900  Automatic Data Processing, Inc.                  977,325
     42,933  Cendant Corp.*                                   449,938
      7,100  Cintas Corp.                                     324,825
     21,100  Concord EFS, Inc.*                               332,114
      7,100  Convergys Corp.*                                 107,565
      2,600  Deluxe Corp.                                     109,460
      5,400  Ecolab, Inc.                                     267,300
      5,900  Equifax, Inc.                                    136,526
     31,200  First Data Corp.                               1,104,792
      3,300  Fluor Corp.                                       92,400
     18,100  Halliburton Co.                                  338,651
      2,000  Millipore Corp.*                                  68,000
      6,300  Moody's Corp.                                    260,127
     15,550  Paychex, Inc.                                    433,845
      5,200  Perkinelmer, Inc.                                 42,900
      9,800  Pitney Bowes, Inc.                               320,068
      4,100  Quest Diagnostics, Inc.*                         233,290
      4,800  Quintiles Transnational Corp.*                    58,080
      4,700  R. R. Donnelley & Sons Co.                       102,319
      7,100  Robert Half International, Inc.*                 114,381
     46,400  United Parcel Service, Class B (a)             2,926,912
     25,235  Waste Management, Inc.                           578,386
                                                       --------------
                                                            9,781,404
                                                       --------------
             Communications - 1.5%
     33,000  ADC Telecommunications, Inc.*                     68,970
      4,000  Andrew Corp.* (a)                                 41,120
    185,498  AOL Time Warner, Inc.                          2,430,024
     14,931  Avaya, Inc.*                                      36,581
     17,900  Ciena Corp.*                                      92,006
     47,600  Corning, Inc.*                                   157,556
    142,482  Lucent Technologies, Inc.* (a)                   179,527
     39,900  Nextel Communications, Inc., Class A*            460,845
     32,600  Qualcomm, Inc.*                                1,186,314
      7,600  Rockwell Collins, Inc.                           176,776
      6,400  Scientific Atlanta, Inc. (a)                      75,904
     17,100  Tellabs, Inc.*                                   124,317
                                                       --------------
                                                            5,029,940
                                                       --------------

             Computer Software & Processing - 5.5%
      9,800  Adobe Systems, Inc.                              243,050
      4,600  Autodesk, Inc.                                    65,780
      9,700  BMC Software, Inc.*                              165,967
             Computer Software &
             Processing (continued)
      7,000  Citrix Systems, Inc.*                             86,240
     23,750  Computer Associates International, Inc.          320,625
      7,100  Computer Sciences Corp.* (a)                     244,595
     15,600  Compuware Corp.*                                  74,880
      5,900  Electronic Arts, Inc.* (a)                       293,643
     19,700  Electronic Data Systems Corp.                    363,071
      7,950  Fiserv, Inc.*                                    269,902
     11,600  IMS Health, Inc.                                 185,600
      8,500  Intuit, Inc.*                                    398,820
      3,500  Mercury Interactive Corp.*                       103,775
    221,900  Microsoft Corp.*                              11,472,230
      4,000  NCR Corp.* (a)                                    94,960
     15,100  Novell, Inc.*                                     50,434
      6,300  NVIDIA Corp.* (a)                                 72,513
    222,320  Oracle Corp.*                                  2,401,056
     10,800  Parametric Technology Corp.*                      27,216
     12,900  PeopleSoft, Inc.*                                236,070
      8,100  Rational Software Corp.*                          84,159
     20,100  Siebel Systems, Inc.*                            148,740
    129,200  Sun Microsystems, Inc.*                          401,812
     11,700  SunGard Data Systems, Inc.*                      275,652
     13,400  Unisys Corp.*                                    132,660
     17,019  VERITAS Software Corp.*                          265,837
     24,500  Yahoo!, Inc.*                                    400,575
                                                       --------------
                                                           18,879,862
                                                       --------------

             Computers & Information - 4.7%
     14,800  Apple Computer, Inc.*                            212,084
    299,900  Cisco Systems, Inc.*                           3,928,690
      7,700  Comverse Technology, Inc.*                        77,154
    107,500  Dell Computer Corp.*                           2,874,550
     91,300  EMC Corp.*                                       560,582
     13,360  Gateway Inc.*                                     41,950
    126,598  Hewlett-Packard Co.                            2,197,741
     70,200  International Business Machines Corp.          5,440,500
      5,200  Lexmark International Group, Inc.*               314,600
     13,900  Network Appliance, Inc.*                         139,000
     34,200  Solectron Corp.*                                 121,410
      9,500  Symbol Technologies, Inc.                         78,090
                                                       --------------
                                                           15,986,351
                                                       --------------

             Consumer
             Products - Diversified - 0.2%
     32,300  Sara Lee Corp.                                   727,073
                                                       --------------

             Containers & Packaging - 0.0%
      2,400  Ball Corp. (a)                                   122,856
                                                       --------------

             Cosmetics & Personal Care - 2.3%
      2,400  Alberto-Culver Co., Class B (a)                  120,960
      9,800  Avon Products, Inc.                              527,926
     22,400  Colgate-Palmolive Co.                          1,174,432
     43,800  Gillette Co.                                   1,329,768
      3,900  International Flavors & Fragrances, Inc.         136,890
     54,000  Procter & Gamble Co.                           4,640,760
                                                       --------------
                                                            7,930,736
                                                       --------------


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-24

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002

--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Electric Utilities - 2.7%
     22,500  AES Corp.*                                $       67,950
      5,200  Allegheny Energy, Inc.                            39,312
      6,400  Ameren Corp.                                     266,048
     14,040  American Electric Power, Inc.                    383,713
     15,600  Calpine Corp.* (a)                                50,856
     12,598  CenterPoint Energy, Inc.                         107,083
      6,943  Cinergy Corp.                                    234,118
     11,700  Citizens Utilities Co., Class B* (a)             123,435
      5,900  CMS Energy Corp. (a)                              55,696
      8,900  Consolidated Edison, Inc.                        381,098
      6,850  Constellation Energy Group, Inc.                 190,567
     12,750  Dominion Resources, Inc.                         699,975
      7,000  DTE Energy Co.                                   324,800
     36,934  Duke Energy Corp.                                721,690
     13,500  Edison International*                            159,975
      9,200  Entergy Corp.                                    419,428
     13,450  Exelon Corp.                                     709,756
     12,400  FirstEnergy Corp.                                408,828
      7,600  Florida Power & Light Group Capital,
             Inc.                                             456,988
      5,900  KeySpan Energy Corp.                             207,916
     16,699  Mirant Corp.*                                     31,561
     10,100  NiSource, Inc.                                   202,000
     16,700  PG&E Corp.*                                      232,130
      3,800  Pinnacle West Capital Corp.                      129,542
      6,800  PPL Corp. (a)                                    235,824
      5,000  Progress Energy, Inc. (b)                              0
      9,877  Progress Energy, Inc.                            428,168
      9,200  Public Service Enterprise Group, Inc.
             (a)                                              295,320
      8,513  Sempra Energy                                    201,332
     29,600  Southern Co.                                     840,344
      7,200  TECO Energy, Inc. (a)                            111,384
     13,340  TXU Corp.                                        249,191
     16,510  Xcel Energy, Inc. (a)                            181,610
                                                       --------------
                                                            9,147,638
                                                       --------------

             Electrical Equipment - 0.6%
      8,100  American Power Conversion Corp.*                 122,715
      3,800  Cooper Industries, Ltd.                          138,510
     12,100  Eastman Kodak Co. (a)                            423,984
     17,500  Emerson Electric Co.                             889,875
      7,700  Rockwell International Corp.                     159,467
      2,400  Thomas & Betts Corp.*                             40,560
     30,500  Xerox Corp.*                                     245,525

                                                       --------------
                                                            2,020,636
                                                       --------------

             Electronics - 3.0%
     14,200  Advanced Micro Devices* (a)                       91,732
     15,800  Altera Corp.*                                    194,814
     15,200  Analog Devices, Inc.*                            362,824
     12,500  Applied Micro Circuits Corp.*                     46,125
     11,400  Broadcom Corp.* (a)                              171,684
    275,000  Intel Corp.                                    4,281,750
      8,200  Jabil Circuit, Inc.*                             146,944
      7,800  KLA-Tencor Corp.*                                275,886
     12,900  Linear Technology Corp.                          331,788
     15,400  LSI Logic Corp.*                                  88,858
     13,300  Maxim Integrated Products, Inc.                  439,432
     25,100  Micron Technology, Inc.*                         244,474
      7,925  Molex, Inc. (a)                                  182,592
     95,435  Motorola, Inc.                                   825,513
      7,500  National Semiconductor Corp.*                    112,575
      6,200  Novellus Systems, Inc.*                          174,096
      6,900  PMC-Sierra, Inc.*                                 38,364
      3,300  Power-One, Inc.*                                  18,711
      3,900  QLogic Corp.* (a)                                134,589
     16,800  Raytheon Co.                                     516,600
     21,900  Sanmina Corp.*                                    98,331
      7,500  Teradyne, Inc.*                                   97,575
     71,800  Texas Instruments, Inc.                        1,077,718
     14,000  Xilinx, Inc.*                                    288,400
                                                       --------------
                                                           10,241,375
                                                       --------------

             Entertainment & Leisure - 0.8%
     24,300  Carnival Corp.                                   606,285
      4,600  Harrah's Entertainment, Inc.*                    182,160
      7,150  Hasbro, Inc.                                      82,582
      3,600  International Game Technology*                   273,312
     18,112  Mattel, Inc.                                     346,845
     84,729  Walt Disney Co.                                1,381,930
                                                       --------------
                                                            2,873,114
                                                       --------------

             Financial Services - 6.0%
     54,600  American Express Co.                           1,930,110
     55,700  Charles Schwab Corp.                             604,345
    213,240  Citigroup, Inc.                                7,503,916
      5,300  Countrywide Financial Corp.                      273,745
     41,300  Fannie Mae                                     2,656,829
     10,830  Franklin Resources, Inc.                         369,086
     28,900  Freddie Mac                                    1,706,545
      7,500  H&R Block, Inc.                                  301,500
     19,659  Household International, Inc.                    546,717
     82,818  Morgan (J.P.) & Co., Inc                       1,987,632
     14,000  Principal Financial Group, Inc.                  421,820
     11,900  Providian Financial Corp.*                        77,231
     23,500  Prudential Financial, Inc.                       745,890
      6,357  SLM Corp.                                        660,238
     13,500  State Street Corp.                               526,500
      9,200  Stilwel Financial, Inc.                          120,244
      5,100  T. Rowe Price Group, Inc.                        139,128
                                                       --------------
                                                           20,571,476
                                                       --------------

             Food Retailers - 0.3%
     15,742  Albertson's, Inc. (a)                            350,417
     32,000  Kroger Co.*                                      494,400
      5,800  Winn-Dixie Stores, Inc. (a)                       88,624
                                                       --------------
                                                              933,441
                                                       --------------

             Forest Products & Paper - 0.9%
      2,200  Bemis Co. (a)                                    109,186
      2,400  Boise Cascade Corp.                               60,528
     10,302  Georgia-Pacific Corp.                            166,480
     19,940  International Paper Co.                          697,302
     21,340  Kimberly-Clark Corp.                           1,013,010


                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                                            Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Forest Products & Paper (continued)
      4,300  Louisiana Pacific Corp.*                  $       34,658
      8,298  Meadwestvaco Corp.                               205,044
      6,600  Pactiv Corp.*                                    144,276
      2,200  Temple Inland, Inc.                               98,582
      9,100  Weyerhaeuser Co.                                 447,811
                                                       --------------
                                                            2,976,877
                                                       --------------

             Health Care Providers - 0.6%
     21,300  HCA - The Healthcare Corporation                 883,950
      9,800  Health Management Associates, Inc.,
             Class A*                                         175,420
     16,400  HealthSouth Corp.*                                68,880
      4,000  Manor Care, Inc.*                                 74,440
     20,150  Tenet Healthcare Corp.*                          330,460
      6,200  Wellpoint Health Networks, Inc.*                 441,192
                                                       --------------
                                                            1,974,342
                                                       --------------

             Heavy Construction - 0.0%
      2,600  McDermott International, Inc.*                    11,388
                                                       --------------

             Heavy Machinery - 1.5%
      3,000  American Standard Companies, Inc.*               213,420
     68,400  Applied Materials, Inc.*                         891,252
     13,980  Baker Hughes, Inc.                               450,016
     14,300  Caterpillar, Inc.                                653,796
      1,700  Cummins Engine Co., Inc. (a)                      47,821
      9,900  Deere & Co.                                      453,915
      8,400  Dover Corp.                                      244,944
      7,000  Ingersoll-Rand Co.                               301,420
      5,000  Pall Corp.                                        83,400
      4,875  Parker-Hannifin Corp.                            224,884
      3,700  Stanley Works                                    127,946
     19,700  United Technologies Corp.                      1,220,218
      3,800  W.W. Grainger, Inc.                              195,890
                                                       --------------
                                                            5,108,922
                                                       --------------
             Home Construction, Furnishings &
             Appliances - 0.5%
      3,400  Black & Decker Corp.                             145,826
      2,600  Centex Corp. (a)                                 130,520
      3,700  Johnson Controls, Inc.                           296,629
      2,000  KB Home                                           85,700
      8,100  Leggett & Platt, Inc.                            181,764
     20,400  Masco Corp.                                      429,420
      3,200  Maytag Corp.                                      91,200
      2,600  Pulte Corp.                                      124,462
      2,800  Whirlpool Corp. (a)                              146,216
                                                       --------------
                                                            1,631,737
                                                       --------------

             Household Products - 0.3%
      9,100  Clorox Co.                                       375,375
      6,200  Fortune Brands, Inc.                             288,362
     11,133  Newell Rubbermaid, Inc. (a)                      337,664
      2,400  Snap-On, Inc.                                     67,464
      2,400  Tupperware Corp.                                  36,192
                                                       --------------
                                                            1,105,057
                                                       --------------

             Industrial - Diversified - 4.2%
     16,200  3M Co.                                         1,997,460
    413,100  General Electric Co.                          10,058,985
     12,700  Illinois Tool Works, Inc.                        823,722
     82,737  Tyco International, Ltd.                       1,413,148
                                                       --------------
                                                           14,293,315
                                                       --------------

             Insurance - 5.2%
     10,900  ACE, Ltd.                                        319,806
      6,298  Aetna, Inc.                                      258,974
     21,400  AFLAC, Inc.                                      644,568
     29,138  Allstate Corp.                                 1,077,815
      4,400  AMBAC Financial Group, Inc.                      247,456
    108,279  American International Group, Inc.             6,263,940
      5,900  Anthem, Inc.*                                    371,110
     12,850  AON Corp.                                        242,736
      7,100  Chubb Corp.                                      370,620
      5,800  Cigna Corp.                                      238,496
      6,700  Cincinnati Financial Corp.                       251,585
     10,600  Hartford Financial Services Group, Inc.          481,558
      6,700  Humana, Inc.*                                     67,000
      6,000  Jefferson Pilot Corp.                            228,660
     11,900  John Hancock Financial Services, Inc.            332,010
      7,300  Lincoln National Corp.                           230,534
      7,700  Loews Corp. (a)                                  342,342
     22,300  Marsh & McLennan Cos., Inc.                    1,030,483
      6,050  MBIA, Inc.                                       265,353
     29,100  Metlife, Inc.                                    786,864
      4,200  MGIC Investment Corp.                            173,460
      9,100  Progressive Corp.                                451,633
      5,700  SAFECO Corp.                                     197,619
      9,400  St. Paul Cos.                                    320,070
      4,900  Torchmark Corp.                                  178,997
     41,661  Travelers Property Casualty Corp., Class
             B*                                               610,334
     12,700  UnitedHealth Group, Inc.                       1,060,450
     10,018  UnumProvident Corp.                              175,716
      5,700  XL Capital, Ltd., Class A                        440,325
                                                       --------------
                                                           17,660,514
                                                       --------------

             Lodging - 0.2%
     15,600  Hilton Hotels Corp.                              198,276
      9,900  Marriott International, Inc., Class A            325,413
      8,300  Starwood Hotels & Resorts Worldwide,
             Inc.                                             197,042
                                                       --------------
                                                              720,731
                                                       --------------

             Media - Broadcasting &
             Publishing - 2.6%
      2,700  American Greetings Corp., Class A* (a)            42,660
     25,400  Clear Channel Communications, Inc.*              947,166
     95,778  Comcast Corp., Class A*                        2,257,487
      3,400  Dow Jones & Company, Inc.                        146,982
     11,100  Gannett Co., Inc.                                796,980
      3,400  Knight-Ridder, Inc.                              215,050
      8,100  McGraw-Hill Cos., Inc.                           489,564
      2,100  Meredith Corp.                                    86,331
      6,300  New York Times Co., Class A                      288,099
     12,687  Tribune Co.                                      576,751


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                            Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Media - Broadcasting &
             Publishing (continued)
      9,500  Univision Communications, Inc.* (a)       $      232,750
     73,128  Viacom, Inc., Class B*                         2,980,697
                                                       --------------
                                                            9,060,517
                                                       --------------
             Medical Supplies - 2.3%
     19,324  Agilent Technologies, Inc.*                      347,059
      5,400  Allergan, Inc.                                   311,148
      8,600  Applied Biosystems Group - Applera Corp.         150,844
      2,200  Bausch & Lomb, Inc. (a)                           79,200
     24,600  Baxter International, Inc. (a)                   688,800
     10,600  Becton, Dickinson & Co.                          325,314
     10,725  Biomet, Inc.                                     307,379
     16,900  Boston Scientific Corp.*                         718,588
      2,200  C.R. Bard, Inc.                                  127,600
      6,400  Danaher Corp.                                    420,480
      3,000  Eaton Corp.                                      234,330
     12,700  Guidant Corp.*                                   391,795
     58,700  JDS Uniphase Corp.*                              144,989
     50,700  Medtronic, Inc.                                2,311,920
      7,400  St. Jude Medical, Inc.*                          293,928
      8,200  Stryker Corp.                                    550,384
      3,600  Tektronix, Inc.*                                  65,484
      6,800  Thermo Electron Corp.*                           136,816
      5,300  Waters Corp.*                                    115,434
      8,070  Zimmer Holdings, Inc.*                           335,066
                                                       --------------
                                                            8,056,558
                                                       --------------
             Metals - 0.6%
     35,008  Alcoa, Inc.                                      797,482
      3,251  Allegheny Technologies, Inc.                      20,254
      2,450  Crane Co.                                         48,829
      5,250  Engelhard Corp.                                  117,338
      6,000  Freeport-McMoRan Copper & Gold, Inc.,
             Class B* (a)                                     100,680
     16,711  Newmont Mining Corp. (a)                         485,120
      3,300  Nucor Corp.                                      136,290
      3,700  Phelps Dodge Corp.*                              117,105
      4,220  United States Steel Corp.                         55,366
      3,500  Worthington Industries, Inc.                      53,340
                                                       --------------
                                                            1,931,804
                                                       --------------
             Oil & Gas - 5.8%
      3,700  Amerada Hess Corp.                               203,685
     10,379  Anadarko Petroleum Corp.                         497,154
      6,010  Apache Corp.                                     342,510
      2,800  Ashland, Inc.                                     79,884
      6,500  BJ Services Co.*                                 210,015
      8,382  Burlington Resources, Inc.                       357,492
     44,336  ChevronTexaco Corp.                            2,947,457
     28,095  ConocoPhillips                                 1,359,517
      6,500  Devon Energy Corp. (a)                           298,350
     15,400  Dynegy, Inc.                                      18,172
     24,830  El Paso Energy Corp.                             172,817
      4,800  EOG Resources, Inc. (a)                          191,616
    279,360  Exxon Mobil Corp.                              9,760,838
      4,181  Kerr-Mcgee Corp.                                 185,218
      5,100  Kinder Morgan, Inc.                              215,577
     12,900  Marathon Oil Corp.                               274,641
      6,000  Nabors Industries, Ltd.*                         211,620
      1,800  Nicor, Inc.                                       61,254
      5,600  Noble Corp.*                                     196,840
     15,600  Occidental Petroleum Corp.                       443,820
      1,500  Peoples Energy Corp. (a)                          57,975
      3,900  Rowan Cos., Inc.                                  88,530
     24,100  Schlumberger, Ltd.                             1,014,369
      3,200  Sunoco, Inc.                                     106,176
     13,227  Transocean Sedco Forex, Inc.                     306,866
     10,700  Unocal Corp.                                     327,206
     21,400  Williams Cos., Inc.                               57,780
                                                       --------------
                                                           19,987,379
                                                       --------------
             Pharmaceuticals - 11.5%
     64,900  Abbott Laboratories                            2,596,000
      4,400  AmerisourceBergen Corp.                          238,964
     53,408  Amgen, Inc.*                                   2,581,743
      6,200  Biogen, Inc.*                                    248,372
     80,400  Bristol-Myers Squibb Co.                       1,861,260
     18,400  Cardinal Health, Inc.                          1,089,096
      7,800  Chiron Corp.*                                    293,280
      7,500  Forest Laboratories, Inc.*                       736,650
      8,900  Genzyme Corp.* (a)                               263,173
    123,360  Johnson & Johnson                              6,625,666
      9,966  King Pharmaceuticals, Inc.*                      171,316
     46,700  Lilly (Eli) & Co.                              2,965,450
     12,114  McKesson HBOC Corp.                              327,441
     10,400  Medimmune, Inc.*                                 282,568
     93,200  Merck & Co., Inc.                              5,276,052
    255,750  Pfizer, Inc.                                   7,818,278
     53,696  Pharmacia Corp.                                2,244,493
     60,900  Schering-Plough Corp.                          1,351,980
      3,000  Sigma Aldrich Corp. (a)                          146,100
      4,400  Watson Pharmaceuticals, Inc.*                    124,388
     55,000  Wyeth Corp.                                    2,057,000
                                                       --------------
                                                           39,299,270
                                                       --------------

             Real Estate Investment Trust - 0.3%
     17,100  Equity Office Properties Trust, REIT             427,158
     11,200  Equity Residential Properties Trust,
             REIT                                             275,296
      7,600  Plum Creek Timber Co., Inc., REIT                179,360
      7,800  Simon Property Group, Inc., REIT                 265,746
                                                       --------------
                                                            1,147,560
                                                       --------------

             Restaurants - 0.4%
      7,100  Darden Restaurants, Inc.                         145,195
     52,600  McDonald's Corp.                                 845,808
      4,800  Wendy's International, Inc.                      129,936
     12,220  Yum! Brands, Inc.*                               295,968
                                                       --------------
                                                            1,416,907
                                                       --------------

             Retailers - 6.1%
      4,100  AutoZone, Inc.*                                  289,665
     12,100  Bed Bath & Beyond, Inc.*                         417,813

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

             Retailers (continued)
     13,300  Best Buy Co., Inc.*                       $      321,195
      4,800  Big Lots, Inc.*                                   63,504
      8,700  Circuit City Stores-Circuit City Group            64,554
     18,912  Costco Wholesale Corp.*                          530,671
     16,300  CVS Corp.                                        407,011
      3,500  Dillards, Inc., Class A                           55,510
     13,787  Dollar General Corp.                             164,755
     12,800  eBay, Inc.*                                      868,096
      7,200  Family Dollar Stores, Inc.                       224,712
      8,100  Federated Department Stores, Inc.*               232,956
     96,497  Home Depot, Inc.                               2,312,068
     11,100  J.C. Penney Co., Inc. (a)                        255,411
     32,400  Lowes Cos., Inc.                               1,215,000
     11,900  May Department Stores Co.                        273,462
     12,800  Office Depot, Inc.*                              188,928
      6,900  RadioShack Corp. (a)                             129,306
     13,100  Sears Roebuck & Co. (a)                          313,745
     19,500  Staples, Inc.*                                   356,850
     37,700  Target Corp.                                   1,131,000
      6,000  Tiffany & Co.                                    143,460
     21,900  TJX Cos., Inc.                                   427,488
      8,800  Toys `R' Us, Inc.*                                88,000
     42,500  Walgreen Co.                                   1,240,575
    183,200  Wal-Mart Stores, Inc.                          9,253,432
                                                       --------------
                                                           20,969,167
                                                       --------------
             Securities Broker - 1.5%
      4,052  Bear Stearns Cos., Inc.                          240,689
     19,800  Goldman Sachs and Co.                          1,348,380
      9,900  Lehman Brothers Holdings, Inc.                   527,571
     35,900  Merrill Lynch & Co., Inc.                      1,362,405
     45,034  Morgan Stanley Dean Witter & Co.               1,797,757
                                                       --------------
                                                            5,276,802
                                                       --------------
             Telephone Systems - 3.9%
     12,900  Alltel Corp.                                     657,900
     31,948  AT&T Corp.                                       834,162
    112,380  AT&T Wireless Services, Inc.*                    634,947
     77,100  BellSouth Corp.                                1,994,577
      5,900  CenturyTel, Inc. (a)                             173,342
     70,363  Qwest Communications International,
             Inc.*                                            351,815
    137,798  SBC Communications, Inc.                       3,735,704
     37,100  Sprint Corp.                                     537,208
     41,400  Sprint Corp. (PCS Group)* (a)                    181,332
    113,530  Verizon Communications, Inc.                   4,399,288
                                                       --------------
                                                           13,500,275
                                                       --------------
             Textiles, Clothing & Fabrics - 0.3%
      5,300  Jones Apparel Group, Inc.*                       187,832
      4,400  Liz Claiborne, Inc.                              130,460
     11,000  Nike, Inc., Class B                              489,170
      2,500  Reebok International, Ltd.*                       73,500
      4,500  V.F. Corp.                                       162,225
                                                       --------------
                                                            1,043,187
                                                       --------------
             Transportation - 0.5%
      3,700  Brunswick Corp.                                   73,482
     15,652  Burlington Northern Santa Fe Corp.               407,109
      8,800  CSX Corp.                                        249,128
     16,100  Norfolk Southern Corp.                           321,839
      2,600  Ryder System, Inc.                                58,344
      5,908  Sabre Group Holdings, Inc.*                      106,994
     10,500  Union Pacific Corp.                              628,635
                                                       --------------
                                                            1,845,531
                                                       --------------
             Total Common Stocks                          336,536,838
                                                       --------------
             (Cost $441,884,114)

CONVERTIBLE PREFERRED STOCKS - 0.0%

             Electric Utilities - 0.0%
      4,200  NiSource, Inc.*                                    9,324
                                                       --------------
             Total Convertible Preferred Stocks                 9,324
                                                       --------------
             (Cost $8,531)

 Par Value
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATION (d) - 0.3%

             U.S. Treasury Bills - 0.3%
$ 1,100,000  1.21%, 06/19/03 (c)                            1,093,751
                                                       --------------
             Total U.S. Government and Agency
             Obligation                                     1,093,751
                                                       --------------
             (Cost $1,093,751)

  Shares
  ------

INVESTMENT COMPANY - 0.2%

    491,163  Marshall Money Market Fund                       491,163
                                                       --------------
             Total Investment Company                         491,163
                                                       --------------
             (Cost $491,163)
Total Investments - 98.7%                                 338,131,076
                                                       --------------
(Cost $443,477,559)
Net Other Assets and Liabilities - 1.3%                     4,551,802
                                                       --------------
Total Net Assets - 100.0%                              $  342,682,878
                                                       --------------
                                                       --------------

----------------------------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $13,819,027. The value of collateral amounted to $14,427,329 which consisted of cash equivalents.
(b) Contingent Value Obligation. Represents the right to receive contingent payments based upon the net after-tax flow to Progress Energy generated by certain operations. No such payments have been received to date. Security valued by fund management.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                               EQUITY INDEX FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

(c) Security has been deposited as initial margin on futures contracts. At December 31, 2002, the Portfolio's open futures contracts were as follows:

   Number
of Contracts   Contract    Expiration  Aggregate    Market Value at
 Purchased       Type         Date        Cost     December 31, 2002
------------  -----------  ----------  ----------  -----------------
     23          S&P 500   March-2003  $5,056,051      $5,053,675
                                       ==========      ==========

(d)  Effective yield at time of purchase.
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $453,153,841. Net unrealized appreciation (depreciation) aggregated $(115,022,765), of which $11,644,336 related to appreciated investment securities and $(126,667,101) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $28,915 and $4,311,525 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2002 there was no unrealized appreciation or depreciation for tax purposes on futures contracts.

For the period ended December 31, 2002, the Portfolio has elected to defer $68,526 of capital losses attributable to Post-October losses.

During the period ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income - $5,185,015 and long-term capital gains - $27,569,023.

At December 31, 2002, the Portfolio had a capital loss carryforward of $4,311,525 which expires in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $43,729,975 and $100,117,902 of non-governmental issuers, respectively, and $302,959 and $1,144,424 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002

--------------------------------------------------------------------------------

                                                        Value
  Shares                                               (Note 2)
------------------------------------------------------------------
COMMON STOCKS - 98.8%

          Aerospace & Defense - 1.2%
 36,400   Boeing Co.                                $    1,200,836
  1,600   General Dynamics Corp.                           126,992
 25,300   Honeywell International, Inc.                    607,200
 25,600   Lockheed Martin Corp.                          1,478,400
  6,800   Northrop Grumman Corp.                           659,600
                                                    --------------
                                                         4,073,028
                                                    --------------

          Airlines - 0.2%
  9,700   FedEx Corp. (a)                                  525,934
                                                    --------------
          Apparel Retailers - 1.1%
 44,600   Abercrombie & Fitch Co., Class A*                912,516
 25,700   Gap, Inc.                                        398,864
 41,600   Kohls Corp.*                                   2,327,520
                                                    --------------
                                                         3,638,900
                                                    --------------

          Automotive - 1.0%
 96,300   Ford Motor Co. (a)                               895,590
 41,600   General Motors Corp. (a)                       1,533,376
 13,800   Harley-Davidson, Inc.                            637,560
  6,000   Paccar, Inc.                                     276,780
                                                    --------------
                                                         3,343,306
                                                    --------------

          Banking - 6.9%
101,800   Banc One Corp.                                 3,720,790
 10,700   Bank of America Corp.                            744,399
 66,000   Capital One Financial Corp. (a)                1,961,520
    100   City National Corp.                                4,399
  7,900   Compass Bancshares, Inc.                         247,033
  2,300   FirstMerit Corp.                                  49,818
125,300   FleetBoston Financial Corp.                    3,044,790
  2,600   Golden West Financial Corp.                      186,706
 27,400   Greenpoint Financial Corp. (a)                 1,237,932
 19,200   Hibernia Corp., Class A                          369,792
 26,000   Marshall & Ilsley Corp.                          711,880
  8,900   MBNA Corp.                                       169,278
 21,300   Mellon Financial Corp.                           556,143
  4,100   North Fork Bancorp., Inc.                        138,334
 44,400   PNC Bank Corp.                                 1,860,360

 31,700   Suntrust Banks, Inc.                           1,804,364
198,800   U.S. Bancorp                                   4,218,536
 52,200   Washington Mutual, Inc.                        1,802,466
                                                    --------------
                                                        22,828,540
                                                    --------------

          Beverages, Food & Tobacco - 5.2%
 21,300   Archer-Daniels-Midland Co.                       264,120
167,000   Coca-Cola Co.                                  7,317,940
  1,429   Del Monte Foods Co.*                              11,003
  2,500   H.J. Heinz Co.                                    82,175
 24,500   Kellogg Co.                                      839,615
 39,900   Kraft Foods, Inc.                              1,553,307
 32,000   PepsiCo, Inc.                                  1,351,040
117,700   Philip Morris Cos., Inc.                       4,770,381
 31,200   Sysco Corp.                                      929,448
                                                    --------------
                                                        17,119,029
                                                    --------------

          Chemicals - 1.6%
 32,900   Air Products & Chemicals, Inc.                 1,406,475
  5,000   Dow Chemical Co.                                 148,500
 20,300   Eastman Chemical Co.                             746,431
 41,200   Monsanto Co.                                     793,100
 34,500   PPG Industries, Inc.                           1,730,175
  9,900   Praxair, Inc.                                    571,923
  1,600   Rohm & Haas Co.                                   51,968
                                                    --------------
                                                         5,448,572
                                                    --------------

          Commercial Services - 2.2%
 48,600   Automatic Data Processing, Inc.                1,907,550
 72,500   Cendant Corp.*                                   759,800
  4,800   Cintas Corp.                                     219,600
 10,200   First Data Corp.                                 361,182
  1,300   Pitney Bowes, Inc.                                42,458
 44,900   United Parcel Service, Class B (a)             2,832,292
 53,300   Waste Management, Inc.                         1,221,636
                                                    --------------
                                                         7,344,518
                                                    --------------

          Communications - 1.0%
187,100   AOL Time Warner, Inc.                          2,451,010
218,300   Lucent Technologies, Inc.*                       275,058
 13,300   Qualcomm, Inc.*                                  483,987
                                                    --------------
                                                         3,210,055
                                                    --------------

          Computer Software & Processing - 5.4%
  5,700   Computer Sciences Corp.*                         196,365
 11,100   Electronic Arts, Inc.*                           552,447
277,200   Microsoft Corp.*                              14,331,240
 42,200   NCR Corp.* (a)                                 1,001,828
163,400   Oracle Corp.*                                  1,764,720
                                                    --------------
                                                        17,846,600
                                                    --------------

          Computers & Information - 5.1%
345,900   Cisco Systems, Inc.*                           4,531,290
107,400   Dell Computer Corp.*                           2,871,876
200,500   Hewlett-Packard Co.                            3,480,680
 76,400   International Business Machines Corp.          5,921,000
                                                    --------------
                                                        16,804,846
                                                    --------------

          Cosmetics & Personal Care - 3.2%
  8,000   Colgate-Palmolive Co.                            419,440
 80,400   Gillette Co.                                   2,440,944
 89,100   Procter & Gamble Co.                           7,657,254
                                                    --------------
                                                        10,517,638
                                                    --------------

          Electric Utilities - 2.7%
  2,000   Ameren Corp.                                      83,140
 17,200   American Electric Power, Inc.                    470,076
 15,300   CenterPoint Energy, Inc.                         130,050

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       Value
 Shares                                               (Note 2)
------------------------------------------------------------------
          Electric Utilities (continued)
  6,200   Consolidated Edison, Inc.                 $      265,484
 32,300   Constellation Energy Group, Inc.                 898,586
 37,700   DTE Energy Co.                                 1,749,280
 11,800   Edison International*                            139,830
 24,400   Pepco Holdings, Inc.                             473,116
123,500   PG&E Corp.*                                    1,716,650
 21,300   Pinnacle West Capital Corp.                      726,117
  2,100   PPL Corp. (a)                                     72,828
 13,600   Progress Energy, Inc.                            589,560
 20,900   Public Service Enterprise Group, Inc.
          (a)                                              670,890
 78,300   Xcel Energy, Inc. (a)                            861,300
                                                    --------------
                                                         8,846,907
                                                    --------------
          Electrical Equipment - 0.2%
  2,700   Cooper Industries, Ltd.                           98,415
  8,900   Eastman Kodak Co. (a)                            311,856
 13,700   Rockwell International Corp.                     283,727
                                                    --------------
                                                           693,998
                                                    --------------

          Electronics - 3.1%
103,400   Agere Systems, Inc., Class A*                    148,896
116,500   Altera Corp.*                                  1,436,445
 11,800   Analog Devices, Inc.*                            281,666
323,800   Intel Corp.                                    5,041,566
 29,400   Intersil Corp., Class A*                         409,836
 20,700   Linear Technology Corp.                          532,404
 10,100   Maxim Integrated Products, Inc.                  333,704
 22,200   Micron Technology, Inc.*                         216,228
143,700   Motorola, Inc.                                 1,243,005
  4,800   QLogic Corp.* (a)                                165,648
    800   Teradyne, Inc.*                                   10,408
  9,300   Texas Instruments, Inc.                          139,593
 16,900   Xilinx, Inc.*                                    348,140
                                                    --------------
                                                        10,307,539
                                                    --------------

          Entertainment & Leisure - 1.2%
 68,800   Carnival Corp.                                 1,716,560
 20,300   Harrah's Entertainment, Inc.*                    803,880
  9,700   Hasbro, Inc.                                     112,035
 17,000   Mattel, Inc.                                     325,550
 67,100   Walt Disney Co.                                1,094,401
                                                    --------------
                                                         4,052,426
                                                    --------------

          Financial Services - 7.2%
 29,500   American Express Co.                           1,042,825
175,696   Charles Schwab Corp.                           1,906,302
 44,000   CIT Group, Inc.                                  862,400
303,200   Citigroup, Inc.                               10,669,608
 68,400   Countrywide Financial Corp.                    3,532,860
 28,200   Fannie Mae                                     1,814,106
 57,800   Freddie Mac                                    3,413,090
 26,000   Household International, Inc.                    723,060
                                                     -------------
                                                        23,964,251
                                                     -------------
          Forest Products & Paper - 0.4%
  1,000   Bowater, Inc.                                     41,950
 15,500   Kimberly-Clark Corp.                             735,785
    700   Smurfit-Stone Container Corp.*                    10,774
 14,100   Temple Inland, Inc.                              631,821
  1,200   Weyerhaeuser Co.                                  59,052
                                                    --------------
                                                         1,479,382
                                                    --------------

          Health Care Providers - 0.9%
 44,800   HCA - The Healthcare Corporation               1,859,200
 25,300   Tenet Healthcare Corp.*                          414,920
 10,800   Wellpoint Health Networks, Inc.*                 768,528
                                                    --------------
                                                         3,042,648
                                                    --------------

          Heavy Machinery - 2.2%
 54,500   Applied Materials, Inc.*                         710,135
 26,000   Baker Hughes, Inc.                               836,940
  1,100   Caterpillar, Inc.                                 50,292
 25,600   Cooper Cameron Corp.*                          1,275,392
 29,700   Ingersoll-Rand Co.                             1,278,882
 48,700   United Technologies Corp.                      3,016,478
                                                    --------------
                                                         7,168,119
                                                    --------------

          Home Construction, Furnishings &
          Appliances - 0.7%
  3,800   Black & Decker Corp.                             162,982
  6,600   Johnson Controls, Inc.                           529,122
 17,800   Lear Corp.* (a)                                  592,384
 48,200   Masco Corp.                                    1,014,610
                                                    --------------
                                                         2,299,098
                                                    --------------

          Household Products - 0.1%
  5,500   Fortune Brands, Inc.                             255,805
                                                    --------------

          Industrial - Diversified - 4.8%
 14,500   3M Co.                                         1,787,850
435,700   General Electric Co.                          10,609,295
  8,800   SPX Corp.*                                       329,560

193,900   Tyco International, Ltd.                       3,311,812
                                                    --------------
                                                        16,038,517
                                                    --------------

          Insurance - 5.2%
 32,200   Aetna, Inc.                                    1,324,064
 53,700   Allstate Corp.                                 1,986,363
 33,000   AMBAC Financial Group, Inc.                    1,855,920
 72,400   American International Group, Inc.             4,188,340
 32,300   AON Corp.                                        610,147
 20,600   Cigna Corp.                                      847,072
  2,400   John Hancock Financial Services, Inc.             66,960
 27,400   MBIA, Inc.                                     1,201,764
 32,000   Metlife, Inc.                                    865,280
  9,300   Protective Life Corp.                            255,936
 27,500   Torchmark Corp.                                1,004,575
175,400   Travelers Property Casualty Corp., Class
          A*                                             2,569,610
 38,100   UnumProvident Corp.                              668,274
                                                    --------------
                                                        17,444,305
                                                    --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       Value
 Shares                                               (Note 2)
------------------------------------------------------------------
          Lodging - 0.0%
  3,900   Marriott International, Inc., Class A     $      128,193
                                                    --------------

          Media - Broadcasting &
          Publishing - 3.1%
  4,100   Clear Channel Communications, Inc.*              152,889
 53,800   Comcast Corp., Class A* (a)                    1,268,066
 54,800   Comcast Corp., Special Class A*                1,237,932
  7,700   Fox Entertainment Group, Class A*                199,661
 14,400   Gannett Co., Inc.                              1,033,920
  3,000   McGraw-Hill Cos., Inc.                           181,320
 46,600   Tribune Co.                                    2,118,436
102,500   Viacom, Inc., Class B*                         4,177,900
                                                    --------------
                                                        10,370,124
                                                    --------------

          Medical Supplies - 2.0%
 30,900   Baxter International, Inc.                       865,200
 50,600   Becton, Dickinson & Co.                        1,552,914
  6,700   Biomet, Inc.                                     192,022
 14,700   Boston Scientific Corp.*                         625,044
    100   C.R. Bard, Inc.                                    5,800
  6,800   Eaton Corp.                                      531,148
 11,200   Guidant Corp.*                                   345,520
 31,300   Medtronic, Inc.                                1,427,280
 26,600   St. Jude Medical, Inc.*                        1,056,552
  2,500   Stryker Corp.                                    167,800
                                                    --------------
                                                         6,769,280
                                                    --------------

          Metals - 0.8%
106,900   Alcoa, Inc.                                    2,435,182
 26,100   United States Steel Corp.                        342,432
                                                    --------------
                                                         2,777,614
                                                    --------------

          Oil & Gas - 5.5%
 41,200   Anadarko Petroleum Corp.                       1,973,480
 38,500   ChevronTexaco Corp.                            2,559,480
 60,800   ConocoPhillips                                 2,942,112
  4,900   Devon Energy Corp.                               224,910
  3,700   Diamond Offshore Drilling, Inc.                   80,845
 30,000   El Paso Energy Corp. (a)                         208,800
  2,800   Ensco International, Inc.                         82,460
243,100   Exxon Mobil Corp.                              8,493,914
 42,900   Rowan Cos., Inc.                                 973,830
 20,500   Transocean Sedco Forex, Inc.                     475,600
  2,900   Valero Energy Corp.                              107,126
                                                    --------------
                                                        18,122,557
                                                    --------------
          Pharmaceuticals - 11.5%
105,300   Abbott Laboratories                            4,212,000
 74,500   Amgen, Inc.*                                   3,601,330
 98,400   Bristol-Myers Squibb Co.                       2,277,960
 17,300   Cardinal Health, Inc.                          1,023,987
 12,700   Forest Laboratories, Inc.*                     1,247,394
  1,200   Gilead Sciences, Inc.*                            40,800
 34,200   Human Genome Sciences, Inc.* (a)                 301,302
101,400   Johnson & Johnson                              5,446,194
 31,800   Lilly (Eli) & Co.                              2,019,300
  6,900   McKesson HBOC Corp.                              186,507
 33,300   Medimmune, Inc.*                                 904,761
 49,600   Merck & Co., Inc.                              2,807,856
238,300   Pfizer, Inc.                                   7,284,831
105,600   Pharmacia Corp.                                4,414,080
 34,600   Schering-Plough Corp.                            768,120
  9,800   Vertex Pharmaceuticals, Inc.*                    155,330
 43,400   Wyeth Corp.                                    1,623,160
                                                    --------------
                                                        38,314,912
                                                    --------------

          Real Estate Investment Trust - 0.3%
 10,800   Archstone-Smith Trust, REIT                      254,232
    700   Arden Realty Group, Inc. REIT                     15,505
  3,400   Developers Divers Realty Corp., REIT              74,766
  7,100   General Growth Properties, Inc., REIT            369,200
  4,400   Highwood Properties, Inc., REIT                   97,240
  8,900   The Rouse Co., REIT                              282,130
    800   United Dominion Realty Trust, Inc., REIT          13,088
                                                    --------------
                                                         1,106,161
                                                    --------------

          Restaurants - 0.5%
  4,300   Wendy's International, Inc. (a)                  116,401
 65,900   Yum! Brands, Inc.*                             1,596,098
                                                    --------------
                                                         1,712,499
                                                    --------------

          Retailers - 6.1%
 16,500   Bed Bath & Beyond, Inc.*                         569,745
 74,100   CVS Corp.                                      1,850,277
 21,000   eBay, Inc.*                                    1,424,220
 21,200   Federated Department Stores, Inc.*               609,712
140,600   Home Depot, Inc.                               3,368,776
 38,400   Lowes Cos., Inc.                               1,440,000
  4,500   Sears Roebuck & Co. (a)                          107,775
 68,600   Target Corp.                                   2,058,000
 22,800   TJX Cos., Inc.                                   445,056
  7,000   Walgreen Co.                                     204,330
159,800   Wal-Mart Stores, Inc.                          8,071,498
                                                    --------------
                                                        20,149,389
                                                    --------------

          Securities Broker - 0.9%
120,700   E*TRADE Group, Inc.* (a)                         586,602
  9,900   Goldman Sachs and Co.                            674,190
  6,600   Merrill Lynch & Co., Inc.                        250,470
 37,200   Morgan Stanley Dean Witter & Co.               1,485,024
                                                    --------------
                                                         2,996,286
                                                    --------------

          Telephone Systems - 4.2%

 31,900   AT&T Corp.                                       832,909
200,800   AT&T Wireless Services, Inc.*                  1,134,520
 62,900   BellSouth Corp.                                1,627,223
 34,900   Liberty Media Group, Class A*                    312,006
 47,800   Qwest Communications International,
          Inc.*                                            239,000
141,700   SBC Communications, Inc.                       3,841,487
 27,200   Sprint Corp.                                     393,856

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                         SELECT GROWTH AND INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       Value
 Shares                                               (Note 2)
------------------------------------------------------------------
          Telephone Systems (continued)
 86,100   Sprint Corp. (PCS Group)* (a)             $      377,118
136,500   Verizon Communications, Inc.                   5,289,375
                                                    --------------
                                                        14,047,494
                                                    --------------

          Textiles, Clothing & Fabrics - 0.6%
 40,400   Jones Apparel Group, Inc.*                     1,431,776
 10,000   Nike, Inc., Class B                              444,700
                                                    --------------
                                                         1,876,476
                                                    --------------

          Transportation - 0.5%
 22,900   Burlington Northern Santa Fe Corp.               595,629
 13,800   CSX Corp.                                        390,678
  7,400   Norfolk Southern Corp.                           147,926
  8,300   Union Pacific Corp.                              496,921
                                                    --------------
                                                         1,631,154
                                                    --------------
          Total Common Stocks                          328,296,100
                                                    --------------
          (Cost $401,183,537)

Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATION - 0.2%

           U.S. Treasury Note - 0.2%
$500,000   4.25%, 03/31/03 (b)                       $     503,711
                                                     -------------
           Total U.S. Government and Agency

           Obligation                                      503,711
                                                     -------------
           (Cost $503,110)
Total Investments - 99.0%                              328,799,811
                                                     -------------
(Cost $401,686,647)
Net Other Assets and Liabilities - 1.0%                  3,367,722
                                                     -------------
Total Net Assets - 100.0%                            $ 332,167,533
                                                     -------------
                                                     -------------

*    Non-income producing security.
(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $13,423,528. The value of collateral amounted to $13,935,694 which consisted of cash equivalents.
(b) Security has been deposited as initial margin on futures contracts. At December 31, 2002, the Portfolio's open futures contracts were as follows:

   Number                                                Market Value at
of Contracts   Contract      Expiration    Aggregate      December 31,
 Purchased       Type           Date          Cost            2002
------------  -----------  --------------  ----------    ---------------
     19          S&P 500       March-2003  $4,209,513     $   4,174,776
                                           ==========     =============

REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $413,164,389. Net unrealized appreciation (depreciation) aggregated $(84,364,578), of which $10,008,254 related to appreciated investment securities and $(94,372,832) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $29,092 and $183,896,382 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2002 there was no unrealized appreciation or depreciation for tax purposes on futures contracts.


For the period ended December 31, 2002, the Portfolio has elected to defer $11,452,321 of capital losses attributable to Post-October losses.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $12,936,533 in 2008; $81,350,648 in 2009; $89,609,201 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $231,199,912 and $367,856,413 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings      Value
 Par Value                                          (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (m) - 36.5%

             Fannie Mae - 19.7%
$ 1,059,563  5.50%, 11/25/10 (q)                       NR          $   1,087,236
  1,400,000  5.50%, 01/01/33, TBA (a)                  NR              1,427,563
  5,700,000  6.00%, 01/01/33, TBA (a)                  Aaa             5,890,596
  3,400,000  6.50%, 01/01/33, TBA (a)                  NR              3,540,250
 15,700,000  6.50%, 01/01/33, TBA (a)                  NR             16,342,727
    500,000  7.50%, 01/01/31, TBA (a)                  NR                531,406
                                                                   -------------
                                                                      28,819,778
                                                                   -------------
             Freddie Mac - 0.2%
    354,391  6.50%, 01/01/24 (q)                       NR                369,315
                                                                   -------------

              Ginnie Mae - 16.6%
  9,413,989  6.00%, 11/15/32                           NR              9,814,169
  8,479,826  6.50%, 09/15/31 - 09/15/32                NR              8,906,279
  5,300,000  7.00%, 01/01/33                           Aaa             5,614,687
                                                                   -------------
                                                                      24,335,135
                                                                   -------------
             Total U.S. Government Agency

             Mortgage-Backed Obligations                              53,524,228
                                                                   -------------
             (Cost $52,861,259)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.9%

             Fannie Mae - 2.8%
    500,000  1.56%, 02/12/03 (b) (c)                   Aaa               499,108
     75,000  1.63%, 02/12/03 (b) (c)                   Aaa                74,860
    150,000  1.69%, 02/12/03 (b) (c)                   Aaa               149,710
     40,000  5.38%, 11/15/11                           Aaa                43,368
  1,707,206  6.00%, 04/01/16 - 12/01/16 (q)            Aaa             1,787,129
    816,331  6.50%, 06/01/29 - 01/01/30 (q)            Aaa               850,553
    614,160  7.50%, 12/01/29 - 09/01/30 (q)            Aaa               652,372
                                                                   -------------
                                                                       4,057,100
                                                                   -------------

             Freddie Mac - 0.3%
     98,359  4.74%, 07/25/31                           Aaa                98,771
    240,000  5.75%, 01/15/12                           Aaa               267,048
                                                                   -------------
                                                                         365,819
                                                                   -------------
             Ginnie Mae - 1.5%

    365,067  6.00%, 01/15/32                           NR                380,585
    804,462  7.00%, 10/15/31 - 12/15/31                NR                852,809
    900,406  7.50%, 10/15/30 - 08/15/31 (q)            NR                960,691
                                                                   -------------
                                                                       2,194,085
                                                                   -------------

             Sallie Mae - 1.0%
  1,500,000  1.30%, 04/17/03 (d) (q)                   NR              1,500,000
                                                                   -------------

             U.S. Treasury Bond - 1.3%
    990,000  5.38%, 02/15/31 (e)                       Aaa             1,079,254
    665,000  6.13%, 08/15/29                           Aaa               780,699
                                                                   -------------
                                                                       1,859,953
                                                                   -------------

             U.S. Treasury Inflationary
             Index - 4.6%
$   224,697  3.38%, 04/15/32                           Aaa               259,209
  3,508,323  3.63%, 04/15/28                           Aaa             4,105,285
  1,996,032  3.88%, 04/15/29                           Aaa             2,440,772
                                                                   -------------
                                                                       6,805,266

                                                                   -------------

             U.S. Treasury Note - 2.0%
    440,000  4.00%, 11/15/12 (e)                       Aaa               446,222

  1,760,000  4.63%, 05/15/06                           Aaa             1,898,188
    540,000  5.75%, 11/15/05 (e)                       Aaa               596,932
                                                                   -------------
                                                                       2,941,342

                                                                   -------------

             U.S. Treasury Principal Only
             Strip - 0.4%
    660,000  5.50%, 08/15/28 (f)                       Aaa               173,632
  1,030,000  6.13%, 11/15/27 (f)                       Aaa               279,057
    360,000  6.88%, 08/15/25 (f)                       Aaa               109,040
                                                                   -------------
                                                                         561,729

                                                                   -------------
             Total U.S. Government and Agency

             Obligations                                              20,285,294
                                                                   -------------
             (Cost $18,834,202)

CORPORATE NOTES AND BONDS - 29.2%

             Advertising - 0.0%
     31,000  Lamar Media Corp. (g)
             7.25%, 01/01/13                           Ba3                31,504
                                                                   -------------

             Aerospace & Defense - 1.2%
    750,000  Boeing Capital Corp.
             5.80%, 01/15/13                           A3                759,604
    180,000  Lockheed Martin Corp.
             7.65%, 05/01/16                           Baa2              222,377
    100,000  Lockheed Martin Corp.
             7.88%, 03/15/23                           Baa2              104,222
    305,000  Lockheed Martin Corp.
             8.50%, 12/01/29                           Baa2              409,201
    200,000  Raytheon Co.
             6.00%, 12/15/10                           Baa3              209,571
                                                                   -------------
                                                                       1,704,975
                                                                   -------------

             Airlines - 0.1%
    100,000  Delta Airlines, Inc.
             6.72%, 01/02/23                           Aaa               105,625
                                                                   -------------

             Automotive - 1.6%
     59,000  American Axle &
             Manufacturing, Inc.
             9.75%, 03/01/09                           Ba                 63,277
    750,000  BMW US Capital LLC (q)
             4.25%, 06/07/03                           NR                757,830
    100,000  DaimlerChrysler North America
             Holding Corp. (d)
             1.65%, 08/21/03                           A3                 99,772

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings      Value
  Par Value                                         (Unaudited)       (Note 2)
--------------------------------------------------------------------------------

             Automotive (continued)
$   100,000  DaimlerChrysler North America
             Holding Corp.
             7.30%, 01/15/12                           A3         $      112,215
    110,000  Ford Motor Co.
             8.90%, 01/15/32                           Baa               107,980
    100,000  Ford Motor Credit Co.
             5.75%, 02/23/04                           A3                101,577
     190,000  Ford Motor Credit Co.
             7.38%, 10/28/09                           A3                188,264
    160,000  Ford Motor Credit Co.
             7.38%, 02/01/11                           A3                155,582
    500,000  Ford Motor Credit Corp.
             7.88%, 06/15/10                           A3                503,132
    100,000  General Motors Acceptance Corp.
             7.25%, 03/02/11                           A2                101,903
    200,000  General Motors Nova Finance
             6.85%, 10/15/08                           A3                206,851
                                                                  --------------
                                                                       2,398,383
                                                                  --------------
             Banking - 3.1%
    325,000  Bank of America Corp. (d) (q)
             2.11%, 10/22/04                           Aa2               326,219
    500,000  Bank of America Corp.
             7.40%, 01/15/11                           Aa                588,982
    260,000  Bank One Corp.
             4.13%, 09/01/07                           Aa3               267,398
    300,000  Bank One Corp.
             6.50%, 02/01/06                           Aa3               331,387
    190,000  Credit Suisse First Boston, Inc.
             4.63%, 01/15/08                           Aa3               192,596
    200,000  Credit Suisse First Boston, Inc.
             5.75%, 04/15/07                           Aa                214,096
     58,806  Fleet Home Equity Loan Trust (d)
             1.63%, 05/20/31                           Aaa                58,597
    180,000  U.S. Bancorp.
             3.95%, 08/23/07                           Aa3               184,031
    500,000  US Bank National Minnesota
             6.38%, 08/01/11                           Aa3               560,777
    600,000  Wachovia Corp.
             4.95%, 11/01/06                           A                 640,240
    600,000  Wells Fargo Bank NA
             6.45%, 02/01/11                           Aa2               673,556
    450,000  Wells Fargo Co. (q)
             7.20%, 05/01/03                           Aa2               458,201
                                                                  --------------
                                                                       4,496,080
                                                                  --------------
             Beverages, Food & Tobacco - 2.6%
     30,000  Anheuser-Busch Cos., Inc.
             5.95%, 01/15/33                           A1                 31,428
    310,000  Anheuser-Busch Cos., Inc.
             6.50%, 05/01/42                           A                 349,237
     33,000  Canandaigua Brands, Inc.
             8.50%, 03/01/09                           Ba3                34,567
     52,000  Constellation Brands, Inc.
             8.00%, 02/15/08                           Ba2                54,600
             Beverages, Food &
             Tobacco (continued)
     20,000  DiMon, Inc.
             8.88%, 06/01/06                           Ba3                20,250
    400,000  Kellogg Co.
             6.60%, 04/01/11                           Baa2              450,498
    750,000  Kraft Foods, Inc.
             5.63%, 11/01/11                           A2                801,798
    130,000  Nabisco, Inc.
             7.55%, 06/15/15                           A2                161,390
    370,000  Pepsi Bottling Group, Inc.
             7.00%, 03/01/29                           A                 429,905
    500,000  Philip Morris Cos., Inc.
             7.75%, 01/15/27                           A2                550,134
    220,000  RJ Reynolds Tobacco Holding
             7.25%, 06/01/12                           Baa               230,194
    150,000  RJ Reynolds Tobacco Holding (e)
             7.75%, 05/15/06                           Baa2              163,567
    400,000  Sara Lee Corp.
             6.25%, 09/15/11                           A3                448,622
     46,000  Smithfield Foods, Inc.
             8.00%, 10/15/09                           Ba                 46,920
                                                                  --------------
                                                                       3,773,110
                                                                  --------------
             Chemicals - 0.6%
    200,000  Dow Chemical Co.
             5.25%, 05/14/04                           A                 206,037
    280,000  Dow Chemical Co.
             6.00%, 10/01/12                           A3                286,161
     90,000  Dow Chemical Co.
             7.38%, 11/01/29                           A                  97,388
    100,000  E.I. Du Pont De Nemours
             6.50%, 01/15/28                           Aa3               112,180
     41,000  FMC Corp. (g)
             10.25%, 11/01/09                          Ba2                44,280
     30,000  Georgia Gulf Corp.
             10.38%, 11/01/07                          B2                 31,800
      6,000  IMC Global, Inc.
             6.50%, 08/01/03                           Ba3                 6,105
     43,000  IMC Global, Inc.
             10.88%, 06/01/08                          Ba                 46,655
      9,000  IMC Global, Inc.
             11.25%, 06/01/11                          Ba2                 9,675
    100,000  MacDermid, Inc.
             9.13%, 07/15/11                           Ba                106,750
                                                                  --------------
                                                                         947,031
                                                                  --------------
             Coal - 0.1%
    126,000  Peabody Energy Corp.
             8.88%, 05/15/08                           Ba                132,300
                                                                  --------------
             Commercial Services - 0.8%
    187,000  Allied Waste North America
             8.88%, 04/01/08                           Ba                189,805
     84,000  Avis Group Holdings, Inc.
             11.00%, 05/01/09                          Baa                91,980
    620,000  Waste Management, Inc. (g)
             6.38%, 11/15/12                           Ba1               638,010

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings      Value
  Par Value                                         (Unaudited)       (Note 2)
--------------------------------------------------------------------------------

             Commercial Services (continued)
$   200,000  Waste Management, Inc.
             7.00%, 07/15/28                           Ba1         $      197,884
                                                                   --------------
                                                                        1,117,679

                                                                   --------------

             Communications - 0.5%
    230,000  AOL Time Warner, Inc.
             6.88%, 05/01/12                           Baa1               242,904
    280,000  AOL Time Warner, Inc.
             7.70%, 05/01/32                           Baa                291,405
     81,000  L-3 Communications Corp.
             7.63%, 06/15/12                           Ba3                 83,430
     20,000  Panamsat Corp.
             6.38%, 01/15/08                           Ba2                 19,200
     45,000  Panamsat Corp.
             8.50%, 02/01/12                           Ba3                 42,975
                                                                   --------------
                                                                          679,914

                                                                   --------------
             Computer Software &
             Processing - 0.4%
    300,000  Electronic Data Systems Corp. (e)
             6.85%, 10/15/04                           A                  308,665
    225,000  Electronic Data Systems Corp.
             7.13%, 10/15/09                           A1                 231,265
                                                                   --------------
                                                                          539,930

                                                                   --------------
             Computers & Information - 0.6%
    900,000  International Business
             Machines Corp. (e)
             4.25%, 09/15/09                           A1                 918,954
                                                                   --------------

             Containers & Packaging - 0.0%
     52,000  Ball Corp. (g)
             6.88%, 12/15/12                           Ba3                 52,260
                                                                   --------------

             Electric Utilities - 1.3%
     77,000  AES Corp. (e)
             9.50%, 06/01/09                           Ba                  47,162
      3,000  Calpine Corp.
             7.75%, 04/15/09                           B1                   1,260
    171,000  Calpine Corp. (e)
             8.50%, 02/15/11                           B                   74,385
      4,000  Calpine Corp.
             8.63%, 08/15/10                           B1                   1,700
     33,000  CMS Energy Corp.
             7.50%, 01/15/09                           B3                  28,050
     22,000  CMS Energy Corp.
             8.50%, 04/15/11                           B                   19,140
    110,000  CMS Energy Corp.
             9.88%, 10/15/07                           B                  104,500
    110,000  Dominion Resources, Inc. (e)
             5.13%, 12/15/09                           Baa1               111,445
             Electric Utilities (continued)
$   120,000  Dominion Resources, Inc.
             5.70%, 09/17/12                           Baa1        $      124,459
    190,000  FirstEnergy Corp.
             6.45%, 11/15/11                           Baa2               189,020
    245,000  FirstEnergy Corp.
             7.38%, 11/15/31                           Baa2               237,499
     85,000  Mirant Americas General

             8.30%, 05/01/11                           Ba1                 40,375
    650,000  Niagara Mohawk Power Corp.
             7.75%, 10/01/08                           Baa3               750,931
     60,000  Oncor Electric Delivery (g)
             6.38%, 01/15/15                           Baa1                61,231
     30,000  Orion Power Holdings, Inc.
             12.00%, 05/01/10                          Ba                  21,600
    100,000  Progress Energy, Inc.
             7.10%, 03/01/11                           Baa1               110,210
     13,000  Southern Cal Edison

             8.95%, 11/03/03                           Ba3                 12,902
                                                                   --------------
                                                                        1,935,869

                                                                   --------------

             Electrical Equipment - 0.2%
    280,000  General Electric Co., MTN (e)
             6.75%, 03/15/32                           Aaa                309,565
                                                                   --------------

             Electronics - 0.0%
     13,000  Sanmina-Sci Corp. (g)
             10.38%, 01/15/10                          Ba2                 13,130
                                                                   --------------

             Entertainment & Leisure - 0.5%
    131,000  Harrah's Operating Co., Inc.
             7.88%, 12/15/05                           Ba                 138,860
     51,000  Hasbro, Inc.
             5.60%, 11/01/05                           Ba                  49,470
     38,000  International Game Technology
             7.88%, 05/15/04                           Ba                  39,520
     25,000  International Game Technology
             8.38%, 05/15/09                           Ba                  27,750
      7,000  Mohegan Tribal Gaming Authority
             8.13%, 01/01/06                           Ba                   7,367
     51,000  Mohegan Tribal Gaming Authority
             8.75%, 01/01/09                           Ba3                 53,550
     10,000  Park Place Entertainment Corp.
             7.88%, 12/15/05                           Ba2                 10,175
     11,000  Park Place Entertainment Corp.
             8.50%, 11/15/06                           Ba1                 11,695
     15,000  Park Place Entertainment Corp.
             8.88%, 09/15/08                           Ba2                 15,939
     40,000  Park Place Entertainment Corp.
             9.38%, 02/15/07                           Ba2                 42,700
    370,000  Walt Disney Co.
             5.38%, 06/01/07                           Baa1               390,949
                                                                   --------------
                                                                          787,975

                                                                   --------------

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-36

                          SELECT STRATEGIC INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                  Moody's Ratings      Value
  Par Value                                         (Unaudited)       (Note 2)
--------------------------------------------------------------------------------

             Financial Services - 2.9%
$   500,000  Caterpillar Financial Services
             Corp., MTN (d) (q)
             1.59%, 11/04/03                           A2          $    500,604
     60,000  CIT Group, Inc.
             5.75%, 09/25/07                           A2                62,153
    300,000  CIT Group, Inc., MTN
             6.50%, 02/07/06                           A2               315,935
     30,000  Citigroup, Inc.
             5.63%, 08/27/12                           Aa2               31,544
    180,000  Citigroup, Inc. (e)
             6.00%, 02/21/12                           Aa1              197,531
    400,000  Citigroup, Inc.
             6.50%, 01/18/11                           Aa1              448,800
     57,612  Countrywide Home Loans, Inc. (d)
             1.68%, 10/25/31                           Aaa               57,326
    300,000  CVRD Finance Ltd.,
             Series 1A (d) (g)
             2.43%, 10/15/07                           Aaa              297,375
    160,000  Devon Financing Corp. ULC
             6.88%, 09/30/11                           Baa2             178,217
    300,000  General Electric Capital
             Corp., MTN
             5.88%, 02/15/12                           Aaa              320,726
    200,000  General Electric Capital
             Corp., MTN
             6.00%, 06/15/12                           Aaa              215,935
     70,000  Household Finance Corp.
             6.38%, 11/27/12                           A2                73,075
    100,000  Household Finance Corp.
             6.75%, 05/15/11                           A2               106,619
    270,000  Household Finance Corp.
             7.00%, 05/15/12                           A                295,728
    160,000  Household Finance Corp.
             7.20%, 07/15/06                           A                173,110
     60,000  Household Finance Corp.
             8.00%, 07/15/10                           A2                67,781
    100,000  J.P. Morgan Chase & Co.
             5.75%, 01/02/13                           A2               101,265
    250,000  J.P. Morgan Chase & Co. (e)
             6.63%, 03/15/12                           A                270,954
    190,000  KFW International Finance, Inc.
             4.75%, 01/24/07                           Aaa              204,150
    190,000  Mizuho Preferred Capital
             Company LLC (g) (h)
             8.79%, 12/29/49                           Baa2             160,706
    130,000  PDVSA Finance, Ltd.
             8.50%, 11/16/12                           Baa1             102,700
     26,330  SBC Glacier Finance Ltd. (d)
             1.94%, 09/10/04                           Aa2               26,218
                                                                   ------------
                                                                      4,208,452

                                                                   ------------

             Forest Products & Paper - 1.2%
     80,000  Georgia-Pacific Corp.
             8.88%, 05/15/31                           Ba1               68,800
     89,000  Georgia-Pacific Corp. (e)
             9.50%, 12/01/11                           Ba1               87,220
             Forest Products &
             Paper (continued)
    180,000  Meadwestvaco Corp.
             6.85%, 04/01/12                           Baa              199,733
     20,000  Packaging Corp. Of America
             9.63%, 04/01/09                           Ba                21,450
    600,000  Weyerhaeuser Co. (d) (q)
             2.54%, 09/15/03                           Baa2             600,318
    220,000  Weyerhaeuser Co.
             6.75%, 03/15/12                           Baa2             239,874
    450,000  Weyerhaeuser Co.
             7.38%, 03/15/32                           Baa2             488,038
                                                                   ------------
                                                                      1,705,433

                                                                   ------------

             Health Care Providers - 0.2%
     21,000  Columbia/HCA Healthcare Corp.
             6.91%, 06/15/05                           Ba1               22,066
     93,000  HCA, Inc.
             6.30%, 10/01/12                           Ba1               93,794
    118,000  HCA, Inc.
             7.13%, 06/01/06                           Ba               125,049
     88,000  HCR Manor Care, Inc.
             7.50%, 06/15/06                           Ba                91,398
                                                                   ------------
                                                                        332,307

                                                                   ------------

             Heavy Machinery - 0.9%
     35,000  AGCO Corporation
             9.50%, 05/01/08                           Ba3               37,800
      1,000  American Standard, Inc.
             7.38%, 04/15/05                           Ba                 1,040
     39,000  American Standard, Inc.
             7.38%, 02/01/08                           Ba                40,755
     81,000  American Standard, Inc.
             7.63%, 02/15/10                           Ba                85,860
      1,000  American Standard, Inc.
             8.25%, 06/01/09                           Ba2                1,075
    500,000  Caterpillar, Inc. (e)
             6.55%, 05/01/11                           A2               569,320
     12,000  Cummins, Inc. (g)
             9.50%, 12/01/10                           Ba2               12,780
     11,000  Grant Prideco, Inc. (g)
             9.00%, 12/15/09                           Ba3               11,440
    500,000  John Deere Capital Corp.
             7.00%, 03/15/12                           A3               579,713
     31,000  SPX Corp.
             7.50%, 01/01/13                           Ba3               31,426
                                                                   ------------
                                                                      1,371,209

                                                                   ------------

             Home Construction, Furnishings &
             Appliances - 0.3%
     46,000  Beazer Homes USA, Inc.
             8.38%, 04/15/12                           Ba2               47,380
    100,000  Lear Corp.
             7.96%, 05/15/05                           Ba               102,625
     26,000  Lennar Corp.
             9.95%, 05/01/10                           Baa3              28,340

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                          F-37

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                                  Moody's Ratings      Value
  Par Value                                         (Unaudited)       (Note 2)
--------------------------------------------------------------------------------

             Home Construction, Furnishings &
             Appliances (continued)
$    79,000  Nortek, Inc.
             8.88%, 08/01/08                           B           $     80,778
     18,000  Pulte Homes, Inc.
             7.88%, 08/01/11                           Baa               19,973
     60,000  Ryland Group, Inc.
             9.75%, 09/01/10                           Ba                65,700
     91,000  Schuler Homes, Inc.
             9.38%, 07/15/09                           Ba                92,820
                                                                   ------------

                                                                        437,616

                                                                   ------------
             Insurance - 0.4%
    200,000  Loews Corp.
             3.13%, 09/15/07                           A3               179,000
     17,000  Willis Caroon Corp.
             9.00%, 02/01/09                           Ba3               17,935
    300,000  XL Capital (Europe) PLC
             6.50%, 01/15/12                           A                324,838
                                                                   ------------
                                                                        521,773

                                                                   ------------
             Lodging - 0.1%
      1,000  La Quinta Inns
             7.25%, 03/15/04                           NR                 1,003
      6,000  Mandalay Resort Group
             9.50%, 08/01/08                           Ba2                6,645
     15,000  MGM Mirage, Inc.
             7.25%, 10/15/06                           Ba1               15,647
     44,000  MGM Mirage, Inc.
             8.38%, 02/01/11                           Ba                47,410
      4,000  MGM Mirage, Inc.
             8.50%, 09/15/10                           Ba1                4,420
     30,000  MGM Mirage, Inc.
             9.75%, 06/01/07                           Ba                33,150
                                                                   ------------
                                                                        108,275

                                                                   ------------

             Media - Broadcasting &
             Publishing - 0.9%
     13,000  American Greetings Corp.
             6.10%, 08/01/28                           Ba1               12,090
    111,000  British Sky Broadcasting Group Plc
             6.88%, 02/23/09                           Ba               113,498
     17,000  British Sky Broadcasting Group Plc
             7.30%, 10/15/06                           Ba1               17,680
    136,000  Chancellor Media Corp.
             8.00%, 11/01/08                           Ba1              148,410
    200,000  Continental Cablevision
             8.63%, 08/15/03                           Baa2             204,947
      7,000  CSC Holdings, Inc.
             7.63%, 04/01/11                           B1                 6,571
      7,000  CSC Holdings, Inc.
             7.63%, 07/15/18                           B1                 6,204
     40,000  CSC Holdings, Inc.
             7.88%, 02/15/18                           B1                35,850

             Media - Broadcasting &
             Publishing (continued)
$    47,000  Echostar DBS Corp.
             9.13%, 01/15/09                           B1          $     49,468
     15,000  Echostar DBS Corp.
             9.38%, 02/01/09                           B1                15,863
    140,000  News America Holdings, Inc.
             7.75%, 01/20/24                           Baa              140,137
    200,000  News America Holdings, Inc.
             8.15%, 10/17/36                           Baa3             204,869
    360,000  Viacom, Inc.
             5.63%, 08/15/12                           A3               384,059
                                                                   ------------
                                                                      1,339,646

                                                                   ------------

             Medical Supplies - 0.1%
     25,000  Fresenius Medical Care Capital
             Trust II
             7.88%, 02/01/08                           Ba                24,625
     41,000  Fresenius Medical Care Capital
             Trust IV
             7.88%, 06/15/11                           Ba                39,770
     63,000  Omnicare, Inc.
             8.13%, 03/15/11                           Ba                67,410
                                                                   ------------
                                                                        131,805

                                                                   ------------

             Metals - 0.1%
    146,000  AK Steel Corp. (e) (g)
             7.75%, 06/15/12                           B                147,095
     30,000  Scotia Pacific Co. LLC
             7.71%, 01/20/14                           Baa2              19,509
                                                                   ------------
                                                                        166,604

                                                                   ------------

             Oil & Gas - 3.0%
    400,000  Anadarko Finance Co.
             7.50%, 05/01/31                           Baa              475,622
    280,000  Apache Corp.
             6.25%, 04/15/12                           A                313,866
    390,000  BP Capital Markets, Plc
             4.63%, 05/27/05                           Aa               413,912
     17,000  Chesapeake Energy Corp. (g)
             9.00%, 08/15/12                           B1                18,020
    560,000  ChevronTexaco Capital Co.
             3.50%, 09/17/07                           Aa2              570,051
     60,000  Conoco Funding Co.
             6.35%, 10/15/11                           A3                67,001
     70,000  Conoco Funding Co.
             7.25%, 10/15/31                           A3                82,021
    270,000  Conoco, Inc.
             6.95%, 04/15/29                           Baa              306,013
     40,000  Conocophillips (g)
             4.75%, 10/15/12                           A3                40,215
     40,000  Conocophillips (g)
             5.90%, 10/15/32                           A3                39,773
    400,000  Conocophillips
             8.75%, 05/25/10                           A3               500,570
     340,000 Dynegy Holdings, Inc. (e)
             8.75%, 02/15/12                           Caa2             119,000


                       See Notes to Financial Statements.
  ----------------------------------------------------------------------------
F-38

                          SELECT STRATEGIC INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings      Value
  Par Value                                         (Unaudited)       (Note 2)
--------------------------------------------------------------------------------

             Oil & Gas (continued)
$   200,000  El Paso Corp.
             0.00%, 02/28/21                           Baa        $       62,000
    200,000  El Paso Corp.
             7.75%, 01/15/32                           Baa               124,000
    130,000  El Paso Corp.
             7.80%, 08/01/31                           Baa2               80,600
    210,000  El Paso Natural Gas Corp. (g)
             8.38%, 06/15/32                           Baa               156,450
     65,000  Forest Oil Corp.
             7.75%, 05/01/14                           Ba3                66,300
    111,000  Ocean Energy, Inc.
             8.38%, 07/01/08                           Ba                116,828
     29,000  Parker & Parsley Petroleum Co.
             8.88%, 04/15/05                           Ba1                31,106
     74,000  Pioneer Natural Resource Co.
             7.50%, 04/15/12                           Ba                 80,015
    310,000  Sonat, Inc.
             7.63%, 07/15/11                           Baa               207,700
    130,000  Southern Natural Gas Co.
             8.00%, 03/01/32                           Ba1               114,400
     40,000  Tennessee Gas Pipeline Co
             8.38%, 06/15/32                           Ba1                34,800
     60,000  Vintage Petroleum, Inc.
             8.25%, 05/01/12                           Ba3                62,400
     59,000  Western Oil Sands, Inc.
             8.38%, 05/01/12                           Ba2                58,705
      8,000  Westport Resources Corp. (g)
             8.25%, 11/01/11                           Ba3                 8,400
    100,000  Williams Cos., Inc.
             7.50%, 01/15/31                           Baa                62,500
    180,000  Williams Cos., Inc.
             7.75%, 06/15/31                           Baa               112,500
    100,000  Williams Cos., Inc. (g)
             8.75%, 03/15/32                           Baa                65,500
     37,000  XTO Energy, Inc.
             7.50%, 04/15/12                           Ba2                39,313
                                                                  --------------
                                                                       4,429,581

                                                                  --------------
             Pharmaceuticals - 0.5%
     71,000  AmerisourceBergen Corp.
             8.13%, 09/01/08                           Ba3                75,615
     79,000  Biovail Corp.
             7.88%, 04/01/10                           B2                 79,000
    490,000  Bristol-Myers Squibb Co.
             5.75%, 10/01/11                           Aa                521,779
                                                                  --------------
                                                                         676,394

                                                                  --------------

             Real Estate - 0.1% 66,000 HMH
             Properties, Inc.
             7.88%, 08/01/05                           Ba                 65,010
     18,000  HMH Properties, Inc.
             7.88%, 08/01/08                           Ba3                17,460
                                                                  --------------
                                                                          82,470

                                                                  --------------

             Real Estate Investment
             Trust - 0.0%
     30,000  Felcor Lodging LP, REIT
             9.50%, 09/15/08                           Ba3                30,600
     17,500  Ventas Realty LP, REIT
             8.75%, 05/01/09                           Ba3                18,113
     14,500  Ventas Realty LP, REIT (g)
             9.00%, 05/01/12                           Ba3                15,153
                                                                  --------------
                                                                          63,866

                                                                  --------------

             Restaurants - 0.0%
     30,000  Tricon Global Restaurants, Inc.
             7.45%, 05/15/05                           Ba1                31,350
     19,000  Tricon Global Restaurants, Inc.
             8.50%, 04/15/06                           Ba1                20,188
                                                                  --------------
                                                                          51,538

                                                                  --------------

             Retailers - 0.8%
     25,000  Dillards, Inc.
             6.39%, 08/01/03                           Ba3                25,063
     45,000  J.C. Penney Co., Inc.
             7.40%, 04/01/37                           Ba3                45,450
    420,000  Target Corp.
             5.88%, 03/01/12                           A                 455,362
    500,000  Wal-Mart Stores, Inc.
             7.55%, 02/15/30                           Aa2               631,791
                                                                  --------------
                                                                       1,157,666

                                                                  --------------

             Securities Broker - 1.3%
    400,000  Goldman Sachs Group, Inc.
             7.63%, 08/17/05                           A1                451,104
    600,000  Lehman Brothers Holdings, Inc.
             8.25%, 06/15/07                           A2                705,236
    400,000  Merrill Lynch & Co., Inc.
             6.00%, 02/17/09                           Aa3               434,618
    300,000  Morgan Stanley Dean Witter & Co.
             5.80%, 04/01/07                           Aa3               325,422
                                                                  --------------
                                                                       1,916,380

                                                                  --------------

             Telephone Systems - 2.1% 100,000
             AT&T Corp.
             6.50%, 03/15/13                           Baa2              100,313
     80,000  AT&T Corp.
             8.50%, 11/15/31                           Baa2               88,179
    700,000  Bell Atlantic Financial (g)
             5.75%, 04/01/03                           A                 705,950
    260,000  Bell Atlantic Financial Euro-Dollar
             5.75%, 04/01/03                           A1                261,691
    300,000  BellSouth Corp.
             6.88%, 10/15/31                           Aa                336,265
    200,000  Liberty Media Corp.
             3.75%, 02/15/30                           Baa               103,500
    500,000  SBC Communications, Inc.
             5.88%, 08/15/12                           Aa3               539,919
     30,000  Sprint Capital Corp.
             7.63%, 01/30/11                           Baa3               28,500


                       See Notes to Financial Statements.
-------------------------------------------------------------------------
                                                                            F-39

                          SELECT STRATEGIC INCOME FUND
             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                  Moody's Ratings     Value
  Par Value                                         (Unaudited)      (Note 2)
--------------------------------------------------------------------------------
             Telephone Systems (continued)
$   440,000  Sprint Capital Corp.
             8.38%, 03/15/12                           Baa3        $     437,800
    300,000  Verizon Global Funding (q)
             7.75%, 12/01/30                           A1                349,367
    270,000  Worldcom, Inc. (i)
             8.25%, 05/15/31                           C                  63,450
                                                                   -------------
                                                                       3,014,934
                                                                   -------------

             Transportation - 0.7%
     25,000  Kansas City Southern Railway
             9.50%, 10/01/08                           Ba                 27,531
    300,000  Norfolk Southern Corp.
             7.25%, 02/15/31                           Baa1              348,731
    113,000  Teekay Shipping Corp.
             8.88%, 07/15/11                           Ba                115,966
    300,000  Union Pacific Corp.
             6.13%, 01/15/12                           Baa               328,144
    200,000  Union Pacific Corp.
             7.60%, 05/01/05                           Baa3              222,597
                                                                   -------------
                                                                       1,042,969
                                                                   -------------
             Total Corporate Notes and Bonds                          42,703,202
                                                                   -------------
             (Cost $42,175,177)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (m) - 15.0%

    373,669  Americredit Automobile Receivables
             Trust (d) (q)
             1.55%, 06/13/05                           Aaa               373,681
    230,000  Americredit Automobile Receivables
             Trust (d)
             1.60%, 11/14/05                           Aaa               230,150
  1,016,087  Americredit Automobile Receivables
             Trust (q)
             7.05%, 02/12/05                           Aaa             1,027,609
  1,139,723  AQ Finance NIM Trust, Series
             2002-N5A (g) (q)
             1.85%, 10/25/09                           Aaa             1,139,723
    320,784  ARC Class, Series 2002-BC1
             Class AW (d) (q)
             1.70%, 01/01/32                           Aaa               318,579
    590,426  Asset Securitization Corp.,
             Series 1996-D2, Class A1
             6.92%, 02/14/29                           Aaa               632,460
    842,992  Associates Manufactured Housing
             Pass Through, Series 1999-1,
             Class A (d) (g) (q)
             1.65%, 07/15/30                           Aaa               834,570
    792,512  Bank of America Large Loan, Series
             2002-FL1A, Class A1 (d) (g) (q)
             1.81%, 11/06/14                           Aaa               792,157
     47,509  Bayview Financial Acquisition
             Trust, Series 2000-C, Class A,
             CMO (d) (g)
             1.81%, 07/25/30                           Aaa                47,272
    900,000  Bayview Financial Acquisition
             Trust, Series 2002-AA,
             Class AIO (g)
             10.55%, 07/25/04                          Aaa                70,312
    250,000  CBA Mortgage Corp., Series 1993-C1
             6.72%, 12/25/03                           Aaa               250,469
    120,000  Citibank Credit Card Issuance
             Trust, Series 2002, Class C
             2.61%, 02/09/09                           Baa               119,367
    201,057  COMM, Series 2001-Fl4,
             Class A1 (d) (g)
             1.63%, 04/15/13                           Aaa               200,982
    210,000  COMM, Series 2001-Fl4A,
             Class A2 (d) (g)
             1.66%, 04/15/13                           Aaa               209,726
    400,000  Commercial Mortgage Asset Trust
             6.64%, 09/17/10                           Aaa               455,785
     94,034  Conseco Finance Corp. (d)
             1.79%, 12/15/29                           Aaa                93,387
  1,000,000  Conseco Finance Corp.
             6.77%, 09/01/32                           Aaa             1,032,045
    200,000  Conseco Finance
             Securitizations Corp.
             6.99%, 07/01/32                           Aaa               175,165
    300,000  Contimortgage Home Equity Loan
             Trust, Series 1999-1, Class A5 (q)
             6.37%, 02/25/26                           Aaa               307,428
    929,938  Countrywide Home Equity Loan Trust,
             Series 2002-B, Class A1 (d) (q)
             1.67%, 04/15/28                           Aaa               926,347
    697,884  Countrywide Home Equity Loan Trust,
             Series 2002-C, Class A (d) (q)
             1.66%, 05/15/28                           Aaa               696,116
  1,800,000  Credit Based Asset Service (j) (k)
             5.00%, 11/25/33                           Aaa                     0
    800,000  Criimi Mae Commercial Mortgage
             Trust, Series 1998-C1, Class
             A2 (g)
             7.00%, 06/02/33                           NR                874,916
    200,000  CS First Boston Mortgage Securities
             Corp., Series 1998-C1, Class A1B,
             CMO
             6.48%, 05/17/08                           Aaa               223,737
    730,000  CS First Boston Mortgage Securities
             Corp., Series 2001-TFLA, Class
             A1 (d) (g) (q)
             1.87%, 12/15/11                           Aaa               729,507
    260,000  DaimlerChrysler Master
             Owner Trust (d)
             1.48%, 05/16/05                           Aaa               260,066
    173,985  Embarcadero Aircraft Securitization
             Trust, Series 2000-A, Class
             A2 (d) (g)
             1.90%, 08/15/25                           Aa2               155,717
  1,211,568  EMC Mortgage Loan Trust,
             Series 2002-B, Class A1 (d) (g) (q)
             2.07%, 02/25/41                           NR              1,211,568


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND
             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                  Moody's Ratings     Value
  Par Value                                         (Unaudited)      (Note 2)
--------------------------------------------------------------------------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (m) (continued)

$   118,120  Enterprise Mortgage
             Acceptance Co. (g)
             6.11%, 01/15/25                           NR          $     118,786
    336,174  EQCC Trust, Series 2002-1,
             Class 2A (d) (q)
             1.72%, 11/25/31                           Aaa               335,845
    100,000  Green Tree Financial Corp.,
             Series 1992-2, Class B
             9.15%, 01/15/18                           Ba2                91,023
    170,000  Green Tree Financial Corp.,
             Series 1999-3, Class A, CMO
             6.16%, 02/01/31                           Aaa               166,927
    880,000  Green Tree Home Improvement Loan
             Trust, Series 1996-D, Class H, CMO
             8.30%, 09/15/27                           Aaa               901,727
    193,863  Household Home Equity Loan Trust,
             Series 2001-2 (d) (q)
             1.76%, 07/20/31                           Aaa               193,688
  1,276,426  Household Home Equity Loan Trust,
             Series 2002-4, Class A (d)
             1.97%, 10/20/32                           Aaa             1,279,774
    101,203  J.P. Morgan Chase Commercial
             Mortgage Finance Corp.,
             Series 2001-FL1A, Class A (d) (g)
             1.70%, 04/15/10                           Aaa               101,196
    107,686  J.P. Morgan Chase Commercial
             Mortgage Securities Corp.,
             Series 2001-FL1A, Class A,
             CMO (d) (g)
             1.69%, 07/13/13                           Aaa               107,660
     78,537  Korea Asset Funding, Ltd.,
             Series 2000-1A, Class 1 (g)
             3.71%, 02/10/09                           A3                 78,145
    400,000  Lehman ABS Manufactured Housing
             Contract, Series 2001-B, Class A3
             4.35%, 05/15/14                           Aaa               402,949
    400,000  Lehman ABS Manufactured Housing
             Contract, Series 2001-B, Class A6
             6.47%, 08/15/28                           Aaa               392,318
    300,000  Lehman Brothers-UBS Commercial
             Mortgage Trust, Series 2000-C3,
             CMO
             7.95%, 01/15/10                           Aaa               363,263
  1,294,683  Lehman Brothers-UBS Commercial
             Mortgage Trust,
             Series 2001 (d) (g) (j)
             0.99%, 06/15/36                           NR                 75,831
    180,935  Merrill Lynch Mortgage Investors,
             Series 2002-NC1, Cl A1 (d)
             1.74%, 05/25/33                           Aaa               180,470
  1,000,000  Mesa Trust Asset Backed
             Certificates, Series 2002-3,
             Class AI0 (g)
             12.00%, 04/18/05                          Aaa               107,000
    400,000  Nomura Asset Securities Corp.,
             Series 1998-D6, Class A1B
             6.59%, 03/15/30                           Aaa               454,027
    100,000  Pegasus Aviation Lease
             Securitization, Series 2000-1,
             Class A2 (g)
             8.37%, 03/25/30                           A3                 79,693
    140,572  Residential Asset Securities
             Corporation, Series 2000,
             Class A (d)
             1.65%, 09/25/31                           Aaa               139,990
      5,019  Residential Asset Securities
             Corporation, Series 2001-KS2, Class
             AI1 (d)
             1.53%, 04/25/18                           Aaa                 5,019
    372,388  Security National Mortgage
             Loan Trust (g) (q)
             3.60%, 07/25/10                           Aaa               373,021
     80,417  Sequoia Mortgage Trust (d)
             1.78%, 11/22/24                           Aaa                77,380
     43,972  Southern Pacific Secured Asset (d)
             1.59%, 06/25/28                           Aaa                43,744
      3,759  Structured Asset Mortgage
             Investment, Inc., Series 1998-2,
             Class A2
             6.75%, 05/02/30                           Aaa                 3,849
  1,279,094  Structured Asset Securities Corp.,
             Series 2002-BC1, Class A1 (q)
             1.89%, 08/25/32                           Aaa             1,281,213
    161,832  Systems 2001 Asset Trust (g)
             6.66%, 09/15/13                           Aaa               174,406
     44,077  Torrens Trust, Series 2000-1GA,
             Class A (d) (g)
             1.68%, 07/15/31                           Aaa                43,997
    334,666  UCFC Home Equity Loan,
             Series 1998-C, Class A7, CMO
             5.94%, 01/15/30                           Aaa               354,159
    490,701  Ventas Specialty I, LLC,
             Series 2001-Vena, Class A (d) (g)
             (q)
             2.28%, 12/12/11                           Aaa               489,934
    175,890  Xerox Equipment Lease Owner Trust,
             Series 2001-1, Class A (d) (g)
             3.42%, 02/15/08                           A3                176,997
                                                                   -------------
             Total Asset-Backed and
             Mortgage-Backed Securities                               21,982,872
                                                                   -------------
             (Cost $21,909,097)

FOREIGN GOVERNMENT OBLIGATIONS (n) - 4.3%

    701,000  Bundesrepublik Deutschland (o)
             5.00%, 01/04/12                           NR                780,294
    579,800  Bundesrepublik Deutschland (o)
             5.25%, 01/04/11                           Aaa               656,945
  1,500,000  Bundesrepublik Deutschland (o)
             5.50%, 01/04/31                           Aaa             1,726,496

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                            F-41

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
-------------------------------------------------------------------------------

                                                  Moody's Ratings      Value
  Par Value                                         (Unaudited)       (Note 2)
-------------------------------------------------------------------------------

FOREIGN GOVERNMENT OBLIGATIONS (n) (continued)
    750,000  Buoni Poliennali Del Tes (o)
             6.00%, 05/01/31                           Aa3         $    913,102
$ 1,000,000  Province of Ontario (q)
             7.38%, 01/27/03                           Aa3            1,003,534
    140,000  Province of Quebec
             7.13%, 02/09/24                           A                164,906
    230,000  Province of Quebec
             7.50%, 09/15/29                           A1               286,844
     30,000  United Mexican States
             8.38%, 01/14/11                           Baa2              33,900
    545,000  United Mexican States
             11.50%, 05/15/26                          Baa3             743,925
                                                                   ------------
             Total Foreign Government
             Obligations
             (Cost $5,467,887)                                        6,309,946
                                                                   ------------

FOREIGN BONDS (n) - 2.7%
  2,600,000  AB Spintab (p)
             5.75%, 06/15/05                           NR               309,600
     15,000  Abitibi-Consolidated, Inc. (e)
             8.55%, 08/01/10                           Ba1               16,648
     40,000  British Telecom, Plc (l)
             8.13%, 12/15/10                           Baa1              47,956
     30,000  British Telecom, Plc (l)
             8.63%, 12/15/30                           Baa1              38,247
    200,000  DaimlerChysler AG
             7.45%, 03/01/27                           A                216,793
     49,000  Flextronics International Ltd.
             9.88%, 07/01/10                           Ba                52,798
    100,000  Hydro-Quebec
             6.30%, 05/11/11                           A                113,851
    270,000  Hydro-Quebec
             7.50%, 04/01/16                           A                336,966
     20,000  Petroliam Nasional Berhad (g)
             7.63%, 10/15/26                           Baa               20,699
    110,000  Petronas Capital Ltd. (g)
             7.88%, 05/22/22                           Baa              118,186
    260,000  Petrozuata Finance, Inc. (g)
             8.22%, 04/01/17                           Baa              158,600
      5,000  Tembec Industries, Inc.
             8.50%, 02/01/11                           Ba                 5,038
     20,000  Tyco International Group S.A. (d)
             2.23%, 07/30/03                           Ba2               19,400
     10,000  Tyco International Group S.A.
             5.88%, 11/01/04                           Ba2                9,700
     20,000  Tyco International Group S.A.
             6.13%, 11/01/08                           Ba2               18,700
     20,000  Tyco International Group S.A. (e)
             6.13%, 01/15/09                           Ba2               18,700
    330,000  Tyco International Group S.A.
             6.38%, 10/15/11                           Ba2              308,550
     10,000  Tyco International Group S.A.
             6.75%, 02/15/11                           Ba2                9,450
    588,000  Tyco International Group S.A.
             6.88%, 01/15/29                           Ba2              517,440
    312,000  Tyco International Group S.A.
             7.00%, 06/15/28                           Ba               274,560
  1,000,000  Unilever Capital Corp. (q)
             6.75%, 11/01/03                           A1             1,042,822
    250,000  Unilever Capital Corp.
             7.13%, 11/01/10                           A1               295,075
                                                                   ------------
             Total Foreign Bonds
             (Cost $3,668,906)                                        3,949,779
                                                                   ------------

COMMERCIAL PAPER (b) - 3.8%
             Automotive - 0.7%
  1,000,000  Toyota Motor Credit Corp. (q)
             1.32%, 01/06/03                                            999,817
                                                                   ------------

  1,500,000  Banking - 1.0%
             BMW US Capital Corp.
             1.32%, 01/21/03                                          1,498,900
                                                                   ------------

             Financial Services - 0.7%
  1,000,000  Alcon Finance, Plc (q)
             1.30%, 01/17/03                                            999,422
                                                                   ------------

             Pharmaceuticals - 1.4%
  1,000,000  Abbott Laboratories (q)
             1.30%, 01/30/03                                            998,953
  1,000,000  Bayer Corp.
             1.32%, 03/17/03                                            997,250
                                                                   ------------
                                                                      1,996,203
                                                                   ------------
             Total Commercial Paper
             (Cost $5,494,342)                                        5,494,342
                                                                   ------------

CERTIFICATES OF DEPOSIT - 1.0%
  1,500,000  First Tennssee Bank (q)
             1.33%, 01/21/03                                          1,500,000
                                                                   ------------
             Total Certificates of Deposit
             (Cost $1,500,000)                                        1,500,000
                                                                   ------------

REPURCHASE AGREEMENTS - 15.4%

 Maturity
  Amount
 --------

 11,300,753  Lehman Bros. - 7.7%
             Dated 12/31/2002 at 1.20%, due 01/02/2003,
             collateralized by a Tennessee Valley Authority
             Obligation, 8.25%, 04/15/2042, with a market value
             of $11,199,969                                          11,300,000
 11,300,785  Merrill U.S. Government - 7.7%
             Dated 12/31/2002 at 1.25%, due 01/02/2003,
             collateralized by a Resolution Funding Strip
             Obligation, 0.00%, 01/15/2021, with a market value
             of $11,340,471                                          11,300,000
                                                                   ------------
             Total Repurchase Agreements
             (Cost $22,600,000)                                      22,600,000
                                                                   ------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                Value
     Shares                                                     (Note 2)
--------------------------------------------------------------------------------

WARRANTS - 0.0%
             Computers & Information - 0.0%
    500,000  International Business Machines Corp.,
             07/10/06                                      $       18,000
                                                           --------------

             Telephone Systems - 0.0%
    500,000  BellSouth Telecom, Inc., 07/12/06                     16,250
                                                           --------------
             Total Warrants
             (Cost $16,562)                                        34,250
                                                           --------------
Total Investments - 121.8%
(Cost $174,527,432)                                           178,383,913
                                                           --------------
Net Other Assets and Liabilities - (21.8)%                    (31,925,593)
                                                           --------------
Total Net Assets - 100.0%                                  $  146,458,320
                                                           --------------

----------------------------------

(a)  All or part of security is designated as a Forward Commitment.
(b)  Effective yield at time of purchase.
(c) Security has been deposited as initial margin on futures contracts. At December 31, 2002, the Portfolio's open futures contracts were as follows:

Number of                                               Market Value at
Contracts      Contract       Expiration   Aggregate      December 31,
Purchased        Type            Date        Cost            2002
---------  -----------------  ----------  ----------    ---------------

 39        U.S. 10 Yr Agency  March-2003  $4,260,851      $ 4,347,280
 51         U.S. Long Bond    March-2003   5,556,326        5,747,062
                                          ----------      -----------
                                          $9,817,177      $10,094,342
                                          ==========      ===========

Number of                                               Market Value at
Contracts     Contract      Expiration     Aggregate     December 31,
  Sold          Type           Date          Cost          2002
---------  ---------------  ----------    ----------    ---------------

 20        U.S. 5 Yr Note   March-2003    $2,231,431      $ 2,265,000
 61        U.S. 10 Yr Note  March-2003     6,863,273        7,017,860
                                          ----------      -----------
                                          $9,094,704      $ 9,282,860
                                          ==========      ===========

----------------------------------

(d)  Variable rate security. The rate shown reflects rate in effect at period end.
(e) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $5,243,600. The value of collateral amounted to $5,360,535 which consisted of cash equivalents.
(f) No payments of interest are passed through to the "principal only" holder. The rate shown is the coupon rate of the original bond.
(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2002, these securities amounted to $11,009,873 or 7.5% of net assets.
(h) Debt obligation initially issued in coupon form which converts to a variable rate coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(i)  Issuer filed for bankruptcy.
(j) Interest only securities represent the right to receive monthly interest payments; no payments of principal are passed through the "interest only" holder.
(k)  Security is in default.
(l) Debt obligation initially issued in coupon form which converts to a higher coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(m)  Pass Through Certificates.
(n)  U.S. Dollar denominated, unless otherwise noted.
(o)  Euro denominated.
(p)  Swedish Krona denominated.
(q)  Designated as Collateral on Forward Commitments.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REIT Real Estate Investment Trust
NR   Not Rated

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $174,683,739. Net unrealized appreciation (depreciation) aggregated $3,700,174, of which $5,072,173 related to appreciated investment securities and $(1,371,999) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $6,003, $132,839 and $193,278 of undistributed ordinary income, undistributed short-term capital gains, and undistributed long-term capital gains, respectively.

At December 31, 2002 there was no unrealized appreciation or depreciation for tax purposes on futures contracts, written options or assets and liabilities in foreign currency.

During the period ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income - $4,893,827 and long-term capital gains - $224,874.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $70,223,810 and $19,858,449 of non-governmental issuers, respectively, and $683,411,392 and $646,209,243 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

              Moody's Rating
               (Unaudited)

Aaa                                   28.6%
Aa                                     5.9%
A                                     10.3%
Baa                                    6.4%
Ba                                     3.8%
B                                      0.4%
C                                      0.1%
NR (Not Rated)                        44.5%
                                     -----
                                     100.0%
                                     =====

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                          SELECT STRATEGIC INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:


 Contracts             Settlement  Contracts   In Exchange   Unrealized
To Receive   Currency    Dates      At Value   For U.S. $   Appreciation
-----------  --------  ----------  ----------  -----------  ------------

  4,848,799      EUR    02/20/03   $5,077,300  $4,852,419     $224,881
  2,737,962      SEK    02/20/03      314,094     300,677       13,417
                       ---------   ----------  -----------    --------
                                   $5,391,394  $5,153,096     $238,298
                                   ==========  ===========    ========


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


 Contracts             Settlement  Contracts   In Exchange   Unrealized
To Deliver   Currency    Dates      At Value   For U.S. $   Depreciation
-----------  --------  ----------  ----------  -----------  ------------

  8,188,429      EUR    02/20/03   $8,574,312  $8,211,340    $(362,972)
  5,475,924      SEK    02/20/03      628,188     603,408      (24,780)
                                   ----------  ----------    ---------
                                   $9,202,500  $8,814,748    $(387,752)
                                   ==========  ==========    =========


----------------------------------

EUR  Euro Currency
SEK  Swedish Krona

Written Options on Futures

                       Principal Amount
                         of Contracts                    Expiration
                       (000's omitted)   Exercise Price     Date      Value
                       ----------------  --------------  ----------  --------

Eurodollar Put               $39             $ 97.5       12/15/03   $ 21,206
U.S. 10 Yr Agency Call        41              115.0        2/22/03     58,297
U.S. 10 Yr Agency Put         12              112.0        2/22/03      5,250
U.S. 10 Yr Agency Put         12              109.0        2/22/03      1,500
U.S. Long Bond Call           19              116.0        2/22/03     16,625
U.S. Long Bond Call           20              112.0        2/22/03     50,000
U.S. Long Bond Put            59              106.0        2/22/03     20,281
                                                                     --------
                                                                     $173,159
                                                                     ========


Written Options Rollforward

                                     Puts                         Calls
                           -------------------------  --------------------------
                            Principal Amount          Principal Amount
                              of Contracts              of Contracts
                            (000's omitted)  Premiums (000's omitted)   Premiums
                           ---------------   -------- --------------    --------

Outstanding, beginning
of period                       $  34        $ 48,477    $  41        $  15,398
Options written                   690         598,913      482          442,413
Options closed                   (602)       (473,369)    (443)        (355,514)
                                -----        ---------   -----        ---------
Outstanding, end of period      $ 122        $174,021    $  80        $ 102,297
                                =====        =========   =====        =========

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-44

                      SELECT INVESTMENT GRADE INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS (h) - 31.2%

             Fannie Mae - 15.8%
$ 4,640,000  5.50%, 01/01/18                           Aaa          $    4,806,752
  5,621,446  6.00%, 03/01/03 - 10/01/31                Aaa               5,850,322
 11,635,334  6.00%, 07/01/17 - 11/01/32                NR               12,153,084
  7,000,000  6.00%, 02/01/32, TBA (a)                  NR                7,207,816
 11,516,323  6.50%, 05/01/08 - 12/01/29                Aaa              12,014,314
 23,725,938  6.50%, 11/01/16 - 08/01/32                NR               24,753,384
  6,700,000  6.50%, 01/01/33, TBA (a)                  NR                6,974,285
  6,143,421  7.00%, 08/01/10 - 12/01/29                Aaa               6,497,345
  8,937,325  7.00%, 05/01/24 - 06/01/32                NR                9,400,359
  2,230,145  7.50%, 01/01/07 - 05/01/30                Aaa               2,367,111
  4,503,497  7.50%, 01/01/14 - 04/01/17                NR                4,804,065
    640,584  8.00%, 04/01/09 - 04/01/23                Aaa                 697,808
    175,734  8.50%, 07/01/08 - 06/01/30                Aaa                 183,450
    517,059  9.00%, 02/01/10 - 11/01/25                Aaa                 570,208
     12,464  10.00%, 10/01/20 - 12/01/20               Aaa                  14,199
                                                                    --------------
                                                                        98,294,502

                                                                    --------------
             Federal Home Loan Mortgage - 4.5%
  9,265,000  6.00%, 01/01/31, TBA (a)                  NR                9,577,694
 17,786,000  6.50%, 02/01/32, TBA (a)                  Aaa              18,486,324
                                                                    --------------
                                                                        28,064,018

                                                                    --------------

             Freddie Mac - 9.3%
  2,360,784  5.00%, 05/15/21                           NR                2,435,305
 24,795,000  5.50%, 11/15/08 - 01/01/33                Aaa              25,518,526
 21,035,566  6.00%, 10/15/07 - 05/01/32                NR               21,911,079
      4,599  6.50%, 06/01/04 - 08/01/04                Aaa                   4,696
  5,750,309  7.00%, 05/01/32                           NR                6,043,925
    999,817  7.50%, 12/01/29 - 11/01/30                Aaa               1,064,127
    101,134  8.75%, 05/01/17                           Aaa                 112,104
    265,993  9.50%, 08/01/19 - 02/01/21                Aaa                 296,049
                                                                    --------------
                                                                        57,385,811

                                                                    --------------

             Ginnie Mae - 1.6%
  3,796,471  6.50%, 09/15/08 - 10/15/28                Aaa               4,008,531
  1,056,176  6.50%, 02/15/32                           NR                1,109,296
  3,580,315  7.00%, 06/15/23 - 04/15/28                Aaa               3,810,285
    715,487  7.00%, 08/15/29                           NR                  758,522
     46,695  8.00%, 08/15/22                           Aaa                  51,152
    154,478  9.50%, 02/15/06                           Aaa                 167,857
                                                                    --------------
                                                                         9,905,643

                                                                    --------------
             Total U.S. Government Agency
             Mortgage-Backed Obligations                               193,649,974
                                                                    --------------
             (Cost $189,439,694)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 33.9%

             Fannie Mae - 18.6%
 46,500,000  1.24%, 01/13/03 (b) (j)                   NR               46,481,090
  3,500,000  3.00%, 11/01/05                           Aaa               3,545,360
  3,760,000  3.70%, 11/01/07                           Aaa               3,841,396
  3,080,000  5.15%, 05/03/07                           Aaa               3,301,375
  2,045,000  5.25%, 03/22/07                           Aaa               2,141,176

             Fannie Mae (continued)
$11,488,860  6.00%, 01/18/12 - 06/01/31                Aaa          $   12,012,219
  5,350,000  6.25%, 02/01/11                           Aa2               5,987,137
  7,060,000  6.25%, 07/19/11                           Aaa               7,463,168
  3,000,000  6.40%, 05/14/09                           Aaa               3,162,744
  6,038,088  6.50%, 09/01/16 - 05/01/31                Aaa               6,327,445
  4,236,530  6.50%, 07/01/14 - 10/01/29                Aaa               4,462,441
  9,311,310  7.00%, 12/01/14 - 08/01/31                NR                9,852,660
    768,382  7.00%, 12/01/29                           Aaa                 808,890
  1,812,472  7.50%, 03/01/28 - 12/01/30                Aaa               1,925,176
  3,148,263  7.50%, 08/01/31                           NR                3,342,637
    783,214  8.00%, 10/01/29                           Aaa                 847,004
    165,748  8.00%, 05/01/30                           Aaa                 178,684
                                                                    --------------
                                                                       115,680,602

                                                                    --------------

             Federal Home Loan Bank - 1.0%
  3,145,000  4.96%, 06/18/07                           Aaa               3,300,177
  2,280,000  6.50%, 11/13/09                           Aaa               2,659,310
                                                                    --------------
                                                                         5,959,487

                                                                    --------------

             Freddie Mac - 4.9%
  3,300,000  4.50%, 07/23/07                           Aaa               3,434,333
  7,775,000  5.75%, 03/15/09 (c)                       Aaa               8,730,719
  3,015,000  6.25%, 03/05/12                           Aa2               3,309,514
 11,163,188  6.50%, 12/01/31                           NR               11,633,392
  1,473,216  7.50%, 11/01/29                           NR                1,568,068
  1,440,000  7.80%, 09/12/16                           NR                1,673,181
                                                                    --------------
                                                                        30,349,207

                                                                    --------------

             Ginnie Mae - 1.3%
  7,547,943  7.00%, 12/15/27 - 09/15/31                Aaa               8,013,472
                                                                    --------------

             U.S. Treasury Bond - 3.8%
 21,775,000  5.38%, 02/15/31 (c)                       Aaa              23,738,147
                                                                    --------------

             U.S. Treasury Note - 4.3%
  5,000,000  4.25%, 11/15/03                           Aaa               5,129,885
 14,920,000  5.88%, 02/15/04                           Aaa              15,688,723
  4,935,000  6.50%, 02/15/10 (c)                       Aaa               5,898,865
                                                                    --------------
                                                                        26,717,473

                                                                    --------------
             Total U.S. Government and Agency
             Obligations                                               210,458,388
                                                                    --------------
             (Cost $203,164,107)

CORPORATE NOTES AND BONDS - 28.2%
             Automotive - 2.5%
     70,151  DaimlerChrysler North America
             Holding Corp.
             7.23%, 01/06/05                           Aaa                  72,304
  1,775,000  DaimlerChrysler North America
             Holding Corp.
             8.50%, 01/18/31                           A3                2,184,521
  2,300,000  Ford Motor Co.
             7.37%, 07/15/04                           A2                2,348,024

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-45

                      SELECT INVESTMENT GRADE INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
--------------------------------------------------------------------------------
             Automotive (continued)
$ 1,110,000  Ford Motor Co.
             7.45%, 07/16/31                           Baa1         $      965,555
  6,000,000  Ford Motor Credit Corp.
             6.50%, 01/25/07                           A3                5,926,314
  1,345,000  Ford Motor Credit Corp.
             6.88%, 02/01/06                           A3                1,347,356
  2,660,000  General Motors Corp. (c)
             7.20%, 01/15/11                           A3                2,671,151
                                                                    --------------
                                                                        15,515,225

                                                                    --------------
             Banking - 5.4%
  3,115,000  Bank of America Corp. (c)
             4.88%, 09/15/12                           Aa2               3,148,611
  3,020,000  Bank of New York Co., Inc.
             3.75%, 02/15/08                           Aa3               3,050,647
  2,960,000  BB&T Corp. (d)
             6.38%, 06/30/05                           A2                3,197,262
  2,855,000  Citifinancial
             6.75%, 07/01/07                           Aa1               3,194,397
  3,210,000  Inter-American Development Bank
             4.38%, 09/20/12                           Aaa               3,262,101
    575,000  MBNA Corp.
             7.50%, 03/15/12                           Baa2                618,174
  1,465,000  MBNA Corp., MTN
             6.25%, 01/17/07                           Baa2              1,529,318
  2,955,000  National City Bank of Indiana
             4.88%, 07/20/07                           Aa3               3,130,896
  1,385,000  Suntrust Banks, Inc.
             6.38%, 04/01/11                           Aa3               1,544,556
    710,000  Suntrust Banks, Inc.
             7.75%, 05/01/10                           A1                  853,495
  2,985,000  U.S. Bancorp
             5.10%, 07/15/07                           Aa3               3,195,242
  2,800,000  Wachovia Bank N.A.
             4.85%, 07/30/07                           Aa2               2,981,048
  1,805,000  Washington Mutual Bank FA
             5.50%, 01/15/13                           A3                1,840,199
  1,885,000  Wells Fargo & Co.
             5.13%, 09/01/12                           Aa3               1,949,382
                                                                    --------------
                                                                        33,495,328

                                                                    --------------
             Beverages, Food & Tobacco - 2.3%
  2,385,000  Bottling Group, LLC. (e)
             4.63%, 11/15/12                           A3                2,383,936
  2,175,000  Conagra Foods, Inc.
             7.50%, 09/15/05                           Baa1              2,437,851
  2,695,000  Diageo Capital, Plc
             3.50%, 11/19/07                           A1                2,708,734
  2,970,000  Kellogg Co.
             7.45%, 04/01/31                           Baa2              3,617,701
  3,300,000  Unilever Capital Corp.
             5.90%, 11/15/32                           A1                3,375,682
                                                                    --------------
                                                                        14,523,904

                                                                    --------------
             Chemicals - 0.5%
$ 1,820,000  Du Pont (E.I.) De Nemours
             and Co. (c)
             3.38%, 11/15/07                           Aa3          $    1,839,898
    925,000  RPM, Inc., Senior Notes
             7.00%, 06/15/05                           Baa3                977,565
                                                                    --------------
                                                                         2,817,463

                                                                    --------------

             Commercial Services - 0.5%
  3,185,000  USA Waste Services, Inc.
             7.00%, 10/01/04                           Ba1               3,334,427
                                                                    --------------

             Communications - 0.5%
  2,980,000  AOL Time Warner, Inc.

             6.15%, 05/01/07                           Baa1              3,095,701
                                                                    --------------

             Cosmetics & Personal Care - 0.3%
  1,540,000  Procter & Gamble Co. (c)
             4.75%, 06/15/07                           Aa3               1,651,205
                                                                    --------------

             Electric Utilities - 2.2%
  2,945,000  Detroit Edison Co.
             6.13%, 10/01/10                           A3                3,243,785
  1,250,000  Dominion Resources, Inc.
             7.60%, 07/15/03                           Baa1              1,279,535
  3,100,000  Duke Energy Corp.
             5.63%, 11/30/12                           A3                3,092,597
  2,915,000  Florida Power & Light
             6.88%, 12/01/05                           Aa3               3,250,403
  1,870,000  Oncor Electric Delivery Co. (e)
             7.00%, 05/01/32                           Baa1              1,869,740
  1,100,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                           Baa2                978,879
                                                                    --------------
                                                                        13,714,939

                                                                    --------------

             Entertainment & Leisure - 0.5%
  2,935,000  Harrah's Operating Co., Inc.
             7.13%, 06/01/07                           Baa3              3,235,755
                                                                    --------------

             Financial Services - 3.0%
  3,020,000  American Express Co.
             3.75%, 11/20/07                           A1                3,056,796
  2,340,000  Countrywide Home Loans, Inc.
             5.50%, 08/01/06                           A3                2,488,134
  2,970,000  General Electric Capital
             Corp., MTN
             6.00%, 06/15/12                           Aaa               3,206,635
  1,725,000  General Electric Credit Corp.
             6.27%, 07/23/03                           Aaa               1,770,207
  3,045,000  Household Finance Corp.
             8.00%, 07/15/10                           A2                3,439,897
  3,100,000  KFW International Finance, Inc.
             4.25%, 04/18/05                           Aaa               3,260,707

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-46

                       SELECT INVESTMENT GRADE INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
----------------------------------------------------------------------------------
             Financial Services (continued)
$ 1,500,000  Mellon Funding Corp.
             5.00%, 12/01/14                           A2           $    1,524,592
                                                                    --------------
                                                                        18,746,968
                                                                    --------------
             Food Retailers - 0.9%
  3,080,000  Kroger Co.
             6.75%, 04/15/12                           Baa3              3,408,343
  1,805,000  Safeway, Inc.
             7.25%, 02/01/31                           Baa2              2,042,350
                                                                    --------------
                                                                         5,450,693
                                                                    --------------
             Forest Products & Paper - 0.6%
  2,950,000  Kimberly-Clark Corp.
             7.10%, 08/01/07                           Aa2               3,438,116
                                                                    --------------
             Media - Broadcasting &
             Publishing - 1.8%
  2,405,000  Continental Cablevision, Inc.,
             Senior Notes
             8.30%, 05/15/06                           Baa3              2,605,308
    250,000  News America Holdings, Inc.
             6.63%, 01/09/08                           Baa3                267,946
  1,320,000  News America Holdings, Inc.
             7.38%, 10/17/08                           Baa3              1,452,853
  2,780,000  News America Holdings, Inc.
             8.50%, 02/15/05                           Baa3              3,005,981
  3,100,000  Viacom, Inc.
             7.88%, 07/30/30                           A3                3,858,973
                                                                    --------------
                                                                        11,191,061
                                                                    --------------
             Oil & Gas - 1.9%
  2,935,000  Burlington Resources, Inc. (e)
             7.40%, 12/01/31                           Baa1              3,441,106
  1,863,000  Conoco Funding Co.
             5.45%, 10/15/06                           A3                2,010,859
  1,055,000  Enterprise Products
             8.25%, 03/15/05                           Baa2              1,146,395
  2,525,000  Occidental Petroleum Corp.
             5.88%, 01/15/07                           Baa2              2,729,745
  2,130,000  Oryx Energy Co.
             8.13%, 10/15/05                           Baa2              2,409,043
                                                                    --------------
                                                                        11,737,148
                                                                    --------------
             Pharmaceuticals - 1.0%
  2,705,000  Cardinal Health, Inc.
             6.75%, 02/15/11                           A2                3,088,842
  2,680,000  Zeneca Wilmington
             7.00%, 11/15/23                           Aa2               3,087,328
                                                                    --------------
                                                                         6,176,170
                                                                    --------------
             Retailers - 0.6%
  2,895,000  Wal-Mart Stores, Inc.
             7.55%, 02/15/30                           Aa2               3,658,067
                                                                    --------------
             Securities Broker - 1.7%
$ 2,955,000  Bear Stearns Cos., Inc.
             7.80%, 08/15/07                           A2           $    3,458,446
  3,115,000  Goldman Sachs Group, Inc.
             5.70%, 09/01/12                           Aa3               3,239,740
  3,200,000  Morgan Stanley Dean
             Witter & Co. (c)
             6.60%, 04/01/12                           Aa3               3,546,614
                                                                    --------------
                                                                        10,244,800
                                                                    --------------
             Telephone Systems - 1.3%
    827,000  Sprint Capital Corp.
             5.70%, 11/15/03                           Baa3                822,865
  2,000,000  TCI Communications, Inc.
             9.80%, 02/01/12                           Baa3              2,404,046
  2,985,000  Verizon Florida, Inc.
             6.13%, 01/15/13                           A1                3,199,514
  1,895,000  Verizon Wireless Capital (d)
             1.81%, 12/17/03                           A3                1,881,618
                                                                    --------------
                                                                         8,308,043
                                                                    --------------
             Transportation - 0.7%
    610,000  Consolidated Rail Corp.
             9.75%, 06/15/20                           Baa2                813,761
  1,390,000  Union Pacific Corp. (c)
             6.50%, 04/15/12                           Baa3              1,561,765
  1,700,000  Union Pacific Corp.
             6.63%, 02/01/08                           Baa3              1,920,589
                                                                    --------------
                                                                         4,296,115
                                                                    --------------
             Total Corporate Notes and Bonds
             (Cost $166,825,031)                                       174,631,128
                                                                    --------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (h) - 6.2%
             1,730,600 Bank of America Corp.,
             Series 2001-8, Class 2A
             6.50%, 08/01/16                           Aa3               1,786,322
  3,080,000  Bear Stearns Commercial Mortgage
             Securities, Inc.,
             Series 2002-PBW1, Class A2
             4.72%, 11/11/35                           Aaa               3,104,190
    456,491  Bear Stearns Mortgage
             Securities, Inc., Series 1995-1,
             Class 1A, CMO (d)
             6.38%, 05/25/10                           Aaa                 463,745
  3,120,000  Bear Stearns Mortgage
             Securities, Inc., Series 1999-WF2,
             Class A2, CMO
             7.08%, 06/15/09                           Aaa               3,609,010
  1,300,000  Chase Credit Card Master Trust,
             Series 1999-3, Class B,
             6.95%, 01/15/07                           A2                1,407,454
  3,000,000  Chase Manhattan Auto Owner Trust,
             Series 2002-A, Class A4
             4.24%, 09/15/08                           Aaa               3,143,682

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                      SELECT INVESTMENT GRADE INCOME FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  Moody's Ratings        Value
  Par Value                                         (Unaudited)        (Note 2)
------------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (h) (continued)
$ 1,285,000  Citibank Credit Card Issuance
             Trust, Series 2000-Cl, CMO
             6.88%, 11/16/09                           Aaa          $    1,462,962
  1,805,000  DaimlerChrysler Auto Trust,
             Series 2002-B, Class A3
             2.93%, 06/06/06                           Aaa               1,836,467
  2,995,000  General Electric Capital Commercial
             Mortgage Corp., Series 2002-1A,
             Class C, CMO
             6.47%, 12/10/35                           A1                3,331,455
    164,475  Green Tree Recreation Equipment &
             Consumer Trust, Series 1997-B,
             Class A1, CMO (f)
             6.55%, 07/15/28                           AAA                 166,617
  2,040,000  GS Mortgage Securities Corp. II,
             Series 1997-GL, Class A2D
             6.94%, 07/13/30                           Aaa               2,298,943
    165,319  Housing Securities, Inc.,
             Series 1994-2, Class A-1
             6.50%, 07/25/09                           Aaa                 169,778
  2,300,000  MBNA Master Credit Card Trust,
             Series 1995-C, Class A
             6.45%, 02/15/08                           Aaa               2,522,309
  2,000,000  MBNA Master Credit Card Trust,
             Series 1999-G, Class B, CMO
             6.60%, 12/15/06                           A2                2,138,306
  1,435,000  Morgan Stanley Dean Witter Capital
             I, Series 2002-HQ, Class C
             6.75%, 04/15/34                           A2                1,614,365
  3,080,000  Morgan Stanley Dean Witter Capital
             I, Series 2002-IQ2, Class C,
             CMO (f)
             6.12%, 12/15/35                           A                 3,276,905
  1,135,000  Morgan Stanley Dean Witter Capital
             I, Series 2002-TOP7, Class B, CMO
             6.08%, 01/15/39                           Aa2               1,245,139
     76,179  Resolution Trust Corp.,
             Series 1995-2, Class C-1
             7.45%, 05/25/29                           Baa2                 76,179
  1,750,000  Toyota Auto Receivables Grantor
             Trust, Series 2000-A,
             Class A4, CMO
             7.21%, 04/15/07                           Aaa               1,834,814
  3,000,000  Toyota Auto Receivables Owner
             Trust, Series 2002-B, Class A3
             3.76%, 06/15/06                           Aaa               3,083,715
    337,946  United Air Lines, Inc., Pass-
             Through Certificate (g)
             9.30%, 03/22/08                           Caa2                 69,752
                                                                    --------------
             Total Asset-Backed and
             Mortgage-Backed Securities
             (Cost $36,354,578)                                         38,642,109
                                                                    --------------

FOREIGN GOVERNMENT OBLIGATIONS (i) - 2.3%
$ 2,385,000  Province of British Columbia
             5.38%, 10/29/08                           Aa2          $    2,625,656
  3,025,000  Province of Manitoba
             4.25%, 11/20/06                           Aa3               3,186,626
  3,070,000  Province of Ontario
             2.63%, 12/15/05                           Aa2               3,092,257
  2,000,000  Province of Ontario
             7.38%, 01/27/03                           Aa3               2,007,068
  1,600,000  Province of Quebec
             7.00%, 01/30/07                           A1                1,827,840
  1,300,000  Province of Quebec
             8.80%, 04/15/03                           A1                1,326,367
                                                                    --------------
             Total Foreign Government
             Obligations
             (Cost $13,447,479)                                         14,065,814
                                                                    --------------

FOREIGN BONDS (i) - 2.4%
  2,660,000  Alberta Energy Co., Ltd.
             7.38%, 11/01/31                           Baa1              3,122,130
  2,285,000  Canadian Natural Resources
             7.20%, 01/15/32                           Baa1              2,561,405
  3,100,000  Canadian Pacific Railroad
             6.25%, 10/15/11                           Baa2              3,414,817
  2,055,000  Stora Enso Oyj
             7.38%, 05/15/11                           Baa1              2,380,970
  3,100,000  Vodafone Group, Plc
             3.95%, 01/30/08                           A2                3,119,192
                                                                    --------------
             Total Foreign Bonds
             (Cost $13,578,901)                                         14,598,514
                                                                    --------------

MUNICIPAL OBLIGATIONS - 0.3%
  1,510,000  Alabama Power Co.
             4.88%, 09/01/04                           A2                1,570,065
                                                                    --------------
             Total Municipal Obligations
             (Cost $1,508,505)                                           1,570,065
                                                                    --------------

INVESTMENT COMPANIES - 7.5%
 24,098,341  Dreyfus Cash Management Plus Money
             Market Fund (j)                           NR               24,098,341
 22,604,842  Marshall Money Market Fund (j)            NR               22,604,842
                                                                    --------------
             Total Investment Companies
             (Cost $46,703,183)                                         46,703,183
                                                                    --------------
Total Investments - 112.0%
(Cost $671,021,478)                                                    694,319,175
                                                                    --------------
Net Other Assets and Liabilities - (12.0)%                             (74,245,112)
                                                                    --------------
Total Net Assets - 100.0%                                           $  620,074,063
                                                                    --------------

----------------------------------

(a)  All or part of security is designated as a Forward Commitment.
(b)  Effective yield at time of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                       SELECT INVESTMENT GRADE INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

(c) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $35,494,058. The value of collateral amounted to $36,275,250 which consisted of cash equivalents.
(d)  Variable rate security. The rate shown reflects rate in effect at period end.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2002, these securities amounted to $7,694,782 or 1.2% of net assets.
(f) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(g)  Issuer filed for bankruptcy.
(h)  Pass Through Certificates.
(i)  U.S. Dollar denominated.
(j)  Designated as Collateral on Forward Commitments.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
NR   Not Rated

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $671,933,038. Net unrealized appreciation (depreciation) aggregated $22,386,137, of which $22,997,541 related to appreciated investment securities and $(611,404) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $963,076 and $7,479,341 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2002, the Portfolio had capital loss carryforwards which expire as follows: $7,064,679 in 2008; $414,662 in 2010.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $220,048,023 and $200,662,809 of non-governmental issuers, respectively, and $606,251,405 and $599,538,961 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:


                                Moody's Rating             S&P Ratings
                                  (Unaudited)              (Unaudited)

Aaa                                   36.6%       AAA           0.0%
Aa                                    10.0%       A             0.5%
A                                     11.5%                    -----
Baa                                    8.9%                     0.5%
Ba                                     0.5%                    =====
Caa                                    0.0%
NR (Not Rated)                        32.0%
                                     -----
                                      99.5%
                                     =====

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                              GOVERNMENT BOND FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (c) - 1.3%

             Fannie Mae - 0.1%
$     3,977  7.00%, 05/01/17                                      $        4,079
    212,359  7.50%, 03/01/07                                             224,824
      7,848  8.00%, 04/01/09                                               7,871
    120,327  8.00%, 09/01/21                                             131,363
                                                                  --------------
                                                                         368,137
                                                                  --------------

             Freddie Mac - 1.1%
  2,700,000  5.50%, 09/15/19                                           2,778,457
    239,072  6.50%, 06/01/04 - 06/01/23                                  252,065
     74,312  7.50%, 02/01/07                                              78,169
     60,319  8.00%, 09/01/09 - 06/01/19                                   64,672
     47,295  10.00%, 03/01/21                                             53,744
                                                                  --------------
                                                                       3,227,107
                                                                  --------------

             Ginnie Mae - 0.1%
     27,685  6.50%, 06/15/09                                              29,528
    239,302  7.00%, 06/15/12                                             256,934
     46,029  9.50%, 02/15/06                                              50,015
                                                                  --------------
                                                                         336,477
                                                                  --------------
             Total U.S. Government Agency Mortgage-
             Backed Obligations
             (Cost $3,846,250)                                         3,931,721
                                                                  --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 86.4%

             Fannie Mae - 32.3%
 13,385,000  3.50%, 09/15/04                                          13,798,864
  3,300,000  4.25%, 02/11/05                                           3,311,339
  3,075,000  4.38%, 09/15/12 (a)                                       3,083,499
 30,195,000  5.00%, 01/15/07 (a)                                      32,730,021
  5,078,000  5.13%, 02/13/04                                           5,290,657
  5,000,000  5.38%, 11/15/11                                           5,421,040
 13,510,000  5.50%, 05/02/06 (a)                                      14,638,436
  4,490,000  6.00%, 05/15/08                                           5,085,895
  9,460,000  6.38%, 06/15/09                                          10,946,232
                                                                  --------------
                                                                      94,305,983
                                                                  --------------

             Federal Farm Credit Bank - 5.9%
 12,000,000  2.63%, 12/15/05 (a)                                      12,116,256
  5,000,000  3.88%, 12/15/04                                           5,196,210
                                                                  --------------
                                                                      17,312,466
                                                                  --------------

             Federal Home Loan Bank - 12.8%
  5,425,000  1.22%, 01/02/03 (b)                                       5,424,819
  6,425,000  1.24%, 01/02/03 (b)                                       6,424,782
  8,200,000  3.63%, 10/15/04 (a)                                       8,480,801
  3,900,000  4.13%, 01/14/05                                           4,077,107
  2,000,000  4.84%, 03/07/07                                           2,128,386
  2,000,000  4.88%, 04/16/04                                           2,087,316
  2,500,000  5.28%, 01/06/04                                           2,604,638
  1,000,000  5.55%, 11/25/08                                           1,111,500
  3,225,000  5.63%, 11/15/11                                           3,541,453
  1,350,000  6.19%, 05/06/08                                           1,546,039
                                                                  --------------
                                                                      37,426,841
                                                                  --------------

             Freddie Mac - 23.0%
  6,350,000  4.50%, 08/15/04                                           6,641,046
  5,000,000  4.75%, 10/11/12 (a)                                       5,051,030
  6,985,000  5.13%, 10/15/08 (a)                                       7,617,792
  6,011,500  5.25%, 07/15/16                                           6,184,625
  6,425,000  5.50%, 07/15/06 (a)                                       7,062,771
  2,000,000  5.70%, 07/11/06                                           2,041,266
 13,760,000  5.75%, 04/15/08 - 01/15/12                               15,115,292
  4,875,000  6.25%, 07/15/04                                           5,222,212
  2,550,000  6.63%, 09/15/09                                           2,991,252
  7,650,000  6.88%, 09/15/10                                           9,124,178
                                                                  --------------
                                                                      67,051,464
                                                                  --------------

             Sallie Mae - 1.4%
  4,000,000  5.00%, 06/30/04                                           4,200,792
                                                                  --------------

             U.S. Treasury Bond - 2.7%
  5,300,000  8.88%, 08/15/17 - 02/15/19                                7,807,905
                                                                  --------------
                                                                       7,807,905
                                                                  --------------

             U.S. Treasury Note - 8.3%
  4,350,000  5.25%, 05/15/04                                           4,581,942
 12,965,000  5.63%, 05/15/08                                          14,709,194
  3,345,000  6.00%, 08/15/04                                           3,591,694
  1,100,000  10.75%, 08/15/05 (a)                                      1,348,402
                                                                  --------------
                                                                      24,231,232
                                                                  --------------
             Total U.S. Government and Agency
             Obligations                                             252,336,683
                                                                  --------------
             (Cost $244,089,759)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (c) - 5.5%

  8,000,000  Capital Auto Receivables Asset Trust,
             Series 2002-4, Class A2B
             1.74%, 01/17/05                                           8,006,896
  5,500,000  Citibank Credit Card Issuance Trust,
             Series 2001, Class A8
             4.10%, 12/07/06                                           5,724,829
  2,000,000  MBNA Master Credit Card Trust, Series
             1999-B, Class A
             5.90%, 08/15/11                                           2,188,842
                                                                  --------------
             Total Asset-Backed and Mortgage-Backed
             Securities
             (Cost $15,688,380)                                       15,920,567
                                                                  --------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                              GOVERNMENT BOND FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                                           Value
     Shares                                               (Note 2)
---------------------------------------------------------------------

INVESTMENT COMPANIES - 5.7%

  4,917,881  Dreyfus Cash Management Plus Money
             Market Fund                               $    4,917,881
 11,761,495  Marshall Money Market Fund                    11,761,495
                                                       --------------
             Total Investment Companies                    16,679,376
                                                       --------------
             (Cost $16,679,376)
Total Investments - 98.9%                                 288,868,347
                                                       --------------
(Cost $280,303,765)
Net Other Assets and Liabilities - 1.1%                     3,127,019
                                                       --------------
Total Net Assets - 100.0%                              $  291,995,366
                                                       --------------
                                                       --------------


----------------------------------

(a) All or a portion of this security is out on loan at December 31, 2002; the value of the securities loaned amounted to $65,035,980. The value of collateral amounted to $66,410,855, which consisted of cash equivalents.
(b)  Effective yield at time of purchase.
(c)  Pass Through Certificates.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $281,360,520. Net unrealized appreciation (depreciation) aggregated $7,507,827, of which $7,522,197 related to appreciated investment securities and $(14,370) related to depreciated investment securities.

As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $96,688 and $1,257,030 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2002, the Portfolio had a capital loss carryforward of $1,257,030 which expires in 2008.

OTHER INFORMATION
For the year ended December 31, 2002, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $15,688,380 and $0 of non-governmental issuers, respectively, and $250,639,471 and $128,615,822 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
   --------------------------------------------------------------------------
                                                                            F-51

                                MONEY MARKET FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                                           Value
 Par Value                                                (Note 2)
---------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.9%

             Federal Home Loan Bank - 4.4%
$ 5,000,000  1.70%, 12/05/03                           $    5,000,000
  6,500,000  1.86%, 11/03/03                                6,500,000
 10,000,000  2.01%, 11/17/03                               10,000,000
  2,000,000  2.20%, 01/28/03                                1,999,930
  2,000,000  2.38%, 02/04/03                                1,999,921
  5,000,000  6.38%, 11/14/03                                5,216,667
                                                       --------------
                                                           30,716,518

                                                       --------------

             Freddie Mac - 2.5%
 10,000,000  1.48%, 09/22/03 (a)                            9,893,667
  5,000,000  1.55%, 11/26/03 (a)                            4,931,001
  3,000,000  5.75%, 07/15/03                                3,070,255
                                                       --------------
                                                           17,894,923

                                                       --------------
             Total U.S. Government and Agency
             Obligations                                   48,611,441
                                                       --------------
             (Cost $48,611,441)

CORPORATE NOTES - 51.6%

             Automotive - 4.4%
 25,000,000  American Honda Finance (b)
             1.40%, 09/16/03                               25,000,000
  6,000,000  BMW US Capital Corp. (b)
             1.52%, 02/10/03                                6,000,319
                                                       --------------
                                                           31,000,319

                                                       --------------

             Banking - 10.2%
  2,000,000  Associates Corp of North America
             5.89%, 02/20/03                                2,011,095
  5,000,000  Associates Corp of North America
             5.97%, 02/17/03                                5,026,455
 10,000,000  First Tennessee Bank (b)
             1.36%, 04/02/03                               10,000,000
 10,000,000  Key Bank National Association (b)
             1.51%, 03/13/03                               10,001,678
 11,900,000  Key Bank National Association
             6.05%, 04/24/03                               12,021,822
 20,000,000  Marshall & Isley Bank (b)
             1.45%, 12/19/03                               20,000,000
  8,000,000  Marshall & Isley Bank (b)
             1.50%, 02/12/03                                8,001,333
  5,000,000  Wells Fargo Co.
             7.20%, 05/01/03                                5,089,970
                                                       --------------
                                                           72,152,353

                                                       --------------

             Commercial Services - 1.8%
 13,000,000  Household Finance Corp. (b)
             1.52%, 02/16/03                               13,000,000
                                                       --------------
             Financial Services - 13.8%
  7,864,000  Caterpillar Financial Services Corp. (b)
             1.84%, 07/09/03                                7,867,696
 15,000,000  General Electric Capital Corp. (b)
             1.46%, 07/09/03                               15,000,000
             Financial Services (continued)
$ 5,000,000  Links Finance LLC, MTN (b)
             1.37%, 01/21/03                           $    5,000,000
 15,000,000  Money Market Trust LLC (b) (c)
             1.49%, 06/03/03                               15,000,000
 30,000,000  Money Market Trust, Series
             2002-C (b) (c)
             1.52%, 08/19/03                               29,995,198
  3,850,000  Private Export Funding
             7.03%, 10/31/03                                4,026,540
 10,000,000  Sigma Finance, Inc., MTN (b)
             1.38%, 06/05/03                                9,999,565
 10,000,000  Sigma Finance, Inc., MTN
             1.64%, 12/03/03                               10,000,000
                                                       --------------
                                                           96,888,999

                                                       --------------

             Retailers - 0.7%
  5,000,000  Target Corp.
             6.40%, 02/15/03                                5,024,293
                                                       --------------

             Securities Broker - 18.0%
 26,000,000  Bear Stearns Cos., Inc. (b)
             1.75%, 03/28/03                               26,018,545
 10,000,000  Bear Stearns Cos., Inc., MTN (b)
             1.67%, 12/12/03                               10,014,237
 10,000,000  Goldman Sachs Group, Inc. (b)
             1.44%, 12/08/03                               10,000,000
  5,000,000  Goldman Sachs Group, Inc. (b)
             2.11%, 02/19/03                                5,000,000
 15,000,000  Lehman Brothers Holdings, Inc. (b)
             1.33%, 04/10/03                               15,000,000
  2,000,000  Lehman Brothers Holdings, Inc.
             7.13%, 09/15/03                                2,071,459
  5,000,000  Lehman Brothers Holdings, Inc., MTN (b)
             2.17%, 04/04/03                                5,005,345
  1,135,000  Merrill Lynch & Co., Inc.
             6.00%, 02/12/03                                1,139,042
  5,000,000  Merrill Lynch & Co., Inc., MTN
             2.45%, 03/24/03                                5,000,000
  2,090,000  Merrill Lynch & Co., Inc., MTN
             6.13%, 04/07/03                                2,106,007
  3,130,000  Merrill Lynch & Co., Inc., MTN
             6.80%, 11/03/03                                3,258,297
 16,205,000  Morgan Stanley Dean Witter & Co.
             7.13%, 01/15/03                               16,234,179
 10,000,000  Morgan Stanley Dean Witter & Co.,
             MTN (b)
             1.52%, 01/16/04                               10,000,000
 10,000,000  Salomon Smith Barney Holdings, Inc. (b)
             1.60%, 01/24/03                               10,001,414
  5,790,000  Salomon Smith Barney Holdings, Inc.
             6.25%, 05/15/03                                5,884,136
                                                       --------------
                                                          126,732,661

                                                       --------------

             Telephone Systems - 2.7%
 10,000,000  Ohio Bell Telephone Co.
             6.13%, 05/15/03                               10,123,358
  5,000,000  SBC Communications, Inc. (b)(c)
             1.38%, 03/14/03                                5,000,205


                       See Notes to Financial Statements.
---------------------------------------------------------------------
F-52

                                MONEY MARKET FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                           Value
  Par Value                                               (Note 2)
---------------------------------------------------------------------

             Telephone Systems (continued)
$ 4,000,000  SBC Communications, Inc.
             4.30%, 06/05/03                           $    4,025,717
                                                       --------------
                                                           19,149,280
                                                       --------------
             Total Corporate Notes                        363,947,905
                                                       --------------
             (Cost $363,947,905)

ASSET BACKED SECURITIES - 3.4%

  2,489,650  Nissan Auto Receivables Owner Trust,
             Series 2002-B, Class A1
             2.09%, 05/09/03                                2,489,650
  3,009,788  Nissan Auto Receivables Owner Trust,
             Series 2002-C, Class A1
             1.70%, 08/19/03                                3,009,788
  7,734,062  USAA Auto Owner Trust, Series 2002-1,
             Class A1
             1.79%, 10/15/03                                7,734,062
 10,862,011  Whole Auto Loan Trust, Series 2002-1,
             Class A1
             1.42%, 12/15/03                               10,862,011
                                                       --------------
             Total Asset Backed Securities                 24,095,511
                                                       --------------
             (Cost $24,095,511)
FOREIGN GOVERNMENT OBLIGATIONS (d) - 0.7%

  4,540,000  Israel Government AID Bond
             6.63%, 08/15/03                                4,672,732
                                                       --------------
             Total Foreign Government Obligations           4,672,732
                                                       --------------
             (Cost $4,672,732)

COMMERCIAL PAPER (a) - 29.1%

             Banking - 3.4%
 10,000,000  Banque Generale Du Luxembourg
             1.85%, 01/09/03                                9,995,889
  4,000,000  Hamburg Landesbank London (c)
             1.92%, 04/07/03                                3,979,519
  5,000,000  HSBC USA, Inc.
             1.75%, 03/18/03                                4,981,528
  5,000,000  Westdeutsche Landesbank (c)
             2.37%, 01/16/03                                4,995,063
                                                       --------------
                                                           23,951,999
                                                       --------------

             Chemicals - 4.3%
 30,000,000  BASF AG (c)
             1.31%, 05/12/03                               29,856,992
                                                       --------------

             Financial Services - 16.6%
 10,000,000  Amstel Funding Corp. (c)
             1.74%, 03/13/03                                9,965,683
 18,000,000  Amstel Funding Corp. (c)
             1.82%, 02/25/03                               17,949,950
 10,000,000  Fairway Finance Corp. (c)
             1.65%, 01/02/03                                9,999,542
 15,000,000  High Peak Funding LLC (c)
             1.34%, 06/30/03                               14,899,500
             Financial Services (continued)
 10,000,000  High Peak Funding LLC (c)
             1.37%, 06/23/03                                9,934,164
  5,000,000  High Peak Funding LLC (c)
             1.40%, 01/28/03                                4,994,750
  5,000,000  High Peak Funding LLC (c)
             1.87%, 01/21/03                                4,994,805
 10,000,000  Ivory Funding Corp. (c)
             1.65%, 01/06/03                                9,997,708
 10,000,000  Ivory Funding Corp. (c)
             1.84%, 01/07/03                                9,996,933
 10,448,000  Newbury Funding CBO I, Ltd. (c)
             1.85%, 01/13/03                               10,441,557
 10,000,000  Newbury Funding CBO I, Ltd. (c)
             1.85%, 01/21/03                                9,989,722
  4,000,000  Sigma Finance, Inc. (c)
             1.76%, 01/21/03                                3,996,089
                                                       --------------
                                                          117,160,403
                                                       --------------

             Heavy Machinery - 1.3%
  9,100,000  The Stanley Works (c)
             1.50%, 01/15/03                                9,094,692
                                                       --------------

             Oil & Gas - 2.1%
  5,000,000  Shell Finance (UK) PLC (c)
             1.70%, 06/05/03                                4,963,403
 10,000,000  Shell Finance (UK) PLC
             1.73%, 01/17/03                                9,992,312
                                                       --------------
                                                           14,955,715
                                                       --------------

             Securities Broker - 1.4%
 10,000,000  Goldman Sachs Promissory Note
             1.95%, 01/07/03                               10,000,000
                                                       --------------
             Total Commercial Paper                       205,019,801
                                                       --------------
             (Cost $205,019,801)

CERTIFICATES OF DEPOSIT - 3.6%

  5,000,000  Associated Bank Green Bay
             2.36%, 02/10/03                                5,000,056
  5,000,000  Deutsche Bank NY
             1.94%, 08/05/03                                5,000,000
 15,000,000  State Street Bank & Trust
             1.70%, 12/17/03                               15,000,000
                                                       --------------
             Total Certificates of Deposit                 25,000,056
                                                       --------------
             (Cost $25,000,056)

MUNICIPAL OBLIGATIONS - 1.9%

 13,500,000  Harris County Texas
             1.40%, 06/20/03                               13,500,000
                                                       --------------
             Total Municipal Obligations                   13,500,000
                                                       --------------
             (Cost $13,500,000)

                       See Notes to Financial Statements.
--------------------------------------------------------------------------
                                                                            F-53

                               MONEY MARKET FUND

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                                      Value
     Shares                                                         (Note 2)
-------------------------------------------------------------------------------

INVESTMENT COMPANIES - 3.9%

 25,455,883  Bear Stearns Prime Money Market
             Portfolio                                           $   25,455,883
    109,705  Dreyfus Cash Management Plus                               109,705
     27,255  Federated Investors Prime Obligations Fund                  27,255
  1,956,261  One Group Institutional Prime Money
             Market Fund                                              1,956,261
                                                                 --------------
             Total Investment Companies
             (Cost $27,549,104)                                      27,549,104
                                                                 --------------
Total Investments - 101.1%
(Cost $712,396,550)                                                 712,396,550
                                                                 --------------
Net Other Assets and Liabilities - (1.1)%                            (7,591,913)
                                                                 --------------
Total Net Assets - 100.0%                                        $  704,804,637
                                                                 --------------

----------------------------------

(a)  Effective yield at time of purchase.
(b) Variable rate security. The rate shown reflects rate in effect at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2002, these securities amounted to $220,045,475 or 31.2% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.
(d)  U.S. Dollar denominated.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2002, the aggregate cost of investment securities for tax purposes was $712,396,550.

As of December 31, 2002, the components of distributable earnings on a tax basis consisted of $37,005 of undistributed short-term capital gains.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)
--------------------------------------------------------------------------------

 ALLMERICA INVESTMENT TRUST

      STATEMENTS OF ASSETS AND LIABILITIES (IN 000'S) - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                 Select       Select          Select             Select
                                                Emerging    Aggressive        Capital       Value Opportunity
                                              Markets Fund  Growth Fund  Appreciation Fund        Fund
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Investments at cost ...................     $     51,887  $   322,426  $         282,876  $         363,534
  Net unrealized appreciation
   (depreciation) .......................           (1,266)     (40,720)             5,933            (12,055)
                                              ------------  -----------  -----------------  -----------------
    Total investments at value+ .........           50,621      281,706            288,809            351,479
Cash and foreign currency* ..............            1,496        4,381                  1              3,695
Short-term investments
held as collateral for securities
loaned ..................................            5,415       26,614             53,916             43,632
Receivable for investments sold .........               61          827                452              2,159
Receivable for shares sold ..............               --           --                 --                 --
Interest and dividend receivables .......               45          516                 14                289
Receivable for variation margin .........               --           --                 --                 --
Receivable for expense reimbursement ....               --           --                 --                 --
Unrealized appreciation on forward
currency contracts ......................               --           --                 --                 --
Dividend tax reclaim receivable .........                1            1                 --                  2
Miscellaneous receivable ................               --           --                 --                 --
                                              ------------  -----------  -----------------  -----------------
    Total Assets ........................           57,639      314,045            343,192            401,256
                                              ------------  -----------  -----------------  -----------------
LIABILITIES:
Payable for investments purchased .......               --          235                976              4,773
Collateral for securities loaned ........            5,415       26,614             53,916             43,632
Management fee payable ..................               52          235                235                268
Distribution fee payable ................                7           38                 39                 46
Trustees' fees and expenses payable .....               --            4                  3                  3
Unrealized depreciation on forward
currency contracts ......................                1           --                 --                 --
Payable to custodian ....................               29           25                 24                 21
Payable for shares repurchased ..........               58          748                356                630
Payable for variation margin ............               --           --                 --                 --
Written options outstanding, at
value** .................................               --           --                 --                 --
Accrued expenses and other payables .....               45           51                 50                 52
                                              ------------  -----------  -----------------  -----------------
    Total Liabilities ...................            5,607       27,950             55,599             49,425
                                              ------------  -----------  -----------------  -----------------

NET ASSETS ..............................     $     52,032  $   286,095  $         287,593  $         351,831
                                              ============  ===========  =================  =================
NET ASSETS consist of:

Paid-in capital .........................     $     77,552  $   739,521  $         293,282  $         366,705
Undistributed(distribution in
excess of) net investment income
(loss) ..................................              (17)          (1)                --                494
Accumulated (distribution in
excess of) net realized gain (loss)
on investments sold, foreign
currency transactions, written
option transactions and futures
contracts ...............................          (24,236)    (412,705)           (11,622)            (3,313)
Net unrealized appreciation
(depreciation) of investments,
assets and liabilities in foreign
currency, written option contracts
and futures contracts ...................           (1,267)     (40,720)             5,933            (12,055)
                                              ------------  -----------  -----------------  -----------------
TOTAL NET ASSETS ........................     $     52,032  $   286,095  $         287,593  $         351,831
                                              ============  ===========  =================  =================
Shares of beneficial interest
outstanding (unlimited authorization,
no par value)(in 000's) .................           81,542      321,589            189,031            236,616
NET ASSET VALUE, Offering and
redemption price per share (Net
Assets/Shares Outstanding) ..............     $      0.638  $     0.890  $           1.521  $           1.487
                                              ============  ===========  =================  =================
    +Total value of securities on
      loan ..............................     $      5,199  $    25,446  $          51,810  $          41,717
                                              ============  ===========  =================  =================

--------------------------------------------------------------------------------

*    Cost $1,496 for Select Emerging Markets Fund.
**   Premiums of $276 for the Select Strategic Income Fund.

                        See Notes to Financial Statements.
   --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                                        Select       Select     Select       Core      Equity     Select Growth       Select
                                     International   Growth    Strategic    Equity      Index       and Income   Strategic Income
                                      Equity Fund     Fund    Growth Fund    Fund        Fund          Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
  Investments at cost ..............   $ 418,475   $ 427,704   $  32,236   $ 478,317   $ 443,478     $ 401,687       $ 174,527
  Net unrealized
  appreciation
  (depreciation) ...................     (82,841)    (54,522)    (13,280)    (81,785)   (105,347)      (72,887)          3,857
                                       ---------   ---------   ---------   ---------   ---------     ---------       ---------
    Total investments at
    value+ .........................     335,634     373,182      18,956     396,532     338,131       328,800         178,384
Cash and foreign currency* .........          --          --         174       6,480           1         3,717             266
Short-term investments
held as collateral for
securities loaned ..................      32,437      23,730       3,300      23,659      14,427        13,936           5,361
Receivable for investments
sold ...............................       1,811       5,361           1          --       4,652           152              14
Receivable for shares sold .........          --          --           1          --          --            --              25
Interest and dividend
receivables ........................         407         386           2         684         525           634           1,356
Receivable for variation
margin .............................          --          --          --          --           9            --              --
Receivable for expense
reimbursement ......................          --          --          29          --          --            --              --
Unrealized appreciation
on forward currency
contracts ..........................          --          --          --          --          --            --             238
Dividend tax reclaim
receivable .........................         539          --          --          --          --            --              --
Miscellaneous receivable ...........          --          --          --          --          --             1              --
                                       ---------   ---------   ---------   ---------   ---------     ---------       ---------
    Total Assets ...................     370,828     402,659      22,463     427,355     357,745       347,240         185,644
                                       ---------   ---------   ---------   ---------   ---------     ---------       ---------
LIABILITIES:
Payable for investments
purchased ..........................          --         898           3         581         146           152          33,127
Collateral for securities
loaned .............................      32,437      23,730       3,300      23,659      14,427        13,936           5,361
Management fee payable .............         273         282          43         206          89           212              64
Distribution fee payable ...........          44          51           3          54          46            45              18
Trustees' fees and expenses
payable ............................           4           7          --           7           3             5              --
Unrealized depreciation
on forward currency
contracts ..........................         199          --          --          --          --            --             387
Payable to custodian ...............       1,248         864          12          34          32            30              19
Payable for shares
repurchased ........................         671         776          10         895         257           613              --
Payable for variation
margin .............................          --          --          --          --          --             3              19
Written options outstanding,
at value** .........................          --          --          --          --          --            --             173
Accrued expenses and other
payables ...........................          62          92          16          31          62            76              18
                                       ---------   ---------   ---------   ---------   ---------     ---------       ---------
    Total Liabilities ..............      34,938      26,700       3,387      25,467      15,062        15,072          39,186
                                       ---------   ---------   ---------   ---------   ---------     ---------       ---------

NET ASSETS .........................   $ 335,890   $ 375,959   $  19,076   $ 401,888   $ 342,683     $ 332,168       $ 146,458
                                       =========   =========   =========   =========   =========     =========       =========

NET ASSETS consist of:
Paid-in capital ....................   $ 501,653   $ 683,651   $  63,899   $ 708,778   $ 462,057     $ 611,853       $ 142,400
Undistributed (distribution
in excess of) net investment
income (loss) ......................       2,910         247          --          41          30            29               6
Accumulated (distribution in
excess of) net realized gain
(loss) on investments sold,
foreign currency transactions,
written option transactions
and futures contracts ..............     (85,697)   (253,417)    (31,543)   (225,146)    (14,055)     (206,792)            121
Net unrealized appreciation
(depreciation) of investments,
assets and liabilities in
foreign currency, written
option contracts and futures
contracts ..........................     (82,976)    (54,522)    (13,280)    (81,785)   (105,349)      (72,922)          3,931
                                       ---------   ---------   ---------   ---------   ---------     ---------       ---------
TOTAL NET ASSETS ...................   $ 335,890   $ 375,959   $  19,076   $ 401,888   $ 342,683     $ 332,168       $ 146,458
                                       =========   =========   =========   =========   =========     =========       =========
Shares of beneficial interest
outstanding (unlimited
authorization, no par value)
(in 000's) .........................     384,150     330,120      73,622     324,388     176,279       357,512         134,499
NET ASSET VALUE, Offering and
redemption price per share
(Net Assets/Shares
Outstanding) .......................   $   0.874   $   1.139   $   0.259   $   1.239   $   1.944     $   0.929       $   1.089
                                       =========   =========   =========   =========   =========     =========       =========
    +Total value of
    securities on loan .............   $  30,612   $  22,808   $   3,144   $  22,678   $  13,819     $  13,424       $   5,244
                                       =========   =========   =========   =========   =========     =========       =========

                                        Select
                                      Investment
                                         Grade    Government     Money
                                        Income       Bond        Market
                                         Fund        Fund         Fund
                                       ---------   ---------   ---------
ASSETS:
Investments:
  Investments at cost ..............   $ 671,021   $ 280,304   $ 712,397
  Net unrealized
  appreciation
  (depreciation) ...................      23,298       8,564          --
                                       ---------   ---------   ---------
    Total investments at
    value+ .........................     694,319     288,868     712,397
Cash and foreign
currency* ..........................           9           8          65
Short-term investments
held as collateral for
securities loaned ..................      36,275      66,411          --
Receivable for
investments sold ...................      29,116           4          --
Receivable for shares
sold ...............................          --         195          --
Interest and dividend
receivables ........................       6,279       3,129       2,638
Receivable for variation
margin .............................          --          --          --
Receivable for expense
reimbursement ......................          --          --          --
Unrealized appreciation
on forward currency
contracts ..........................          --          --          --
Dividend tax reclaim
receivable .........................          --          --          --
Miscellaneous
receivable .........................          --          --          --
                                       ---------   ---------   ---------
    Total Assets ...................     765,998     358,615     715,100
                                       ---------   ---------   ---------
LIABILITIES:
Payable for investments

purchased ..........................     107,803          --       7,903
Collateral for securities
loaned .............................      36,275      66,411          --
Management fee payable .............         217         119         176
Distribution fee
payable ............................          79          36          90
Trustees' fees and
expenses payable ...................           6           1          --
Unrealized depreciation
on forward currency
contracts ..........................          --          --          --
Payable to custodian ...............          31          11          19
Payable for shares
repurchased ........................       1,467          29       2,095
Payable for variation
margin .............................          --          --          --
Written options
outstanding, at
value** ............................          --          --          --

Accrued expenses and
other payables .....................          46          13          12
                                       ---------   ---------   ---------
    Total Liabilities ..............     145,924      66,620      10,295
                                       ---------   ---------   ---------
NET ASSETS .........................   $ 620,074   $ 291,995   $ 704,805
                                       =========   =========   =========
NET ASSETS consist of:
Paid-in capital ....................   $ 604,204   $ 285,648   $ 704,767
Undistributed
(distribution in excess
of) net investment income
(loss) .............................          81        (960)         --
Accumulated (distribution
in excess of) net
realized gain (loss) on
investments sold, foreign
currency transactions,
written option
transactions and futures
contracts ..........................      (7,509)     (1,257)         38
Net unrealized
appreciation
(depreciation) of
investments, assets and
liabilities in foreign
currency, written option
contracts and futures
contracts ..........................      23,298       8,564          --
                                       ---------   ---------   ---------
TOTAL NET ASSETS ...................   $ 620,074   $ 291,995   $ 704,805
                                       =========   =========   =========
Shares of beneficial
interest outstanding
(unlimited authorization,
no par value) (in
000's) .............................     547,025     258,389     704,769
NET ASSET VALUE,
Offering and redemption
price per share
(Net Assets/Shares
Outstanding) .......................   $   1.134   $   1.130   $   1.000
                                       =========   =========   =========
    +Total value of
    securities on loan .............   $  35,494   $  65,036   $      --
                                       =========   =========   =========

--------------------------------------------------------------------------------
*    Cost $1,496 for Select Emerging Markets Fund.
**   Premiums of $276 for the Select Strategic Income Fund.
--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

   STATEMENTS OF OPERATIONS (IN 000'S) - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                              Select       Select          Select             Select
                                             Emerging    Aggressive        Capital       Value Opportunity
                                           Markets Fund  Growth Fund  Appreciation Fund        Fund
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ...........................     $         26  $       338  $             128  $             240
  Dividends ..........................              966        2,358              1,078              4,112
  Securities lending income ..........               18           70                106                 65
  Less net foreign taxes withheld ....             (161)         (18)               (13)               (19)
                                           ------------  -----------  -----------------  -----------------
    Total investment income ..........              849        2,748              1,299              4,398
                                           ------------  -----------  -----------------  -----------------
EXPENSES
  Management fees ....................              681        3,463              3,281              3,532
  Distribution fees ..................               54          347                340                390
  Custodian and Fund accounting
  fees ...............................              180          224                133                133
  Legal fees .........................                4           29                 27                 30
  Audit fees .........................                8           28                 28                 32
  Trustees' fees and expenses ........                3           23                 20                 22
  Reports to shareholders ............               26          127                 60                 58
  Miscellaneous ......................                1            2                  5                  6
                                           ------------  -----------  -----------------  -----------------

    Total expenses before
    reimbursements and reductions ....              957        4,243              3,894              4,203
    Less reductions ..................              (26)         (73)               (37)              (299)
    Less expense reimbursements ......               --           --                 --                 --
                                           ------------  -----------  -----------------  -----------------
    Total expenses net of expense
    reimbursements and reductions ....              931        4,170              3,857              3,904
                                           ------------  -----------  -----------------  -----------------
NET INVESTMENT INCOME (LOSS) .........              (82)      (1,422)            (2,558)               494
                                           ------------  -----------  -----------------  -----------------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments sold .........           (5,942)     (94,875)               951             (2,962)
  Net realized gain (loss) on
  futures contracts ..................               --           --                 --                 --
  Net realized loss on foreign
  currency transactions ..............             (194)         (48)                --                 --
  Net realized gain on written
  options contracts ..................               --           16                 --                 --
  Net change in unrealized
  appreciation (depreciation) of
  investments ........................             (416)     (41,264)           (92,441)           (73,858)
  Net change in unrealized
  depreciation of assets and
  liabilities in foreign currency ....               (2)          --                 --                 --
                                           ------------  -----------  -----------------  -----------------
NET GAIN (LOSS) ON INVESTMENTS .......           (6,554)    (136,171)           (91,490)           (76,820)
                                           ------------  -----------  -----------------  -----------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS .....     $     (6,636) $  (137,593) $         (94,048) $         (76,326)
                                           ============  ===========  =================  =================

                       See Notes to Financial Statements.
   --------------------------------------------------------------------------
F-58

                           ALLMERICA INVESTMENT TRUST

                                     Select       Select       Select        Core       Equity    Select Growth       Select
                                 International    Growth      Strategic     Equity      Index      and Income    Strategic Income
                                  Equity Fund      Fund      Growth Fund     Fund        Fund         Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest .....................   $      34    $    133    $       9    $     198    $      71    $      38     $  4,569
  Dividends ....................      10,211       4,985            3        7,531        6,931        6,875           --
  Securities lending
  income .......................         214          59            1           46           32           36            1
  Less net foreign taxes
  withheld .....................      (1,197)         (8)          --           --          (18)         (11)          --
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------
    Total investment income ....       9,262       5,169           13        7,775        7,016        6,938        4,570
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------

EXPENSES
  Management fees ..............       3,666       4,242          213        2,995        1,242        3,193          576
  Distribution fees ............         386         466           22          475          402          412          121
  Custodian and Fund
  accounting fees ..............         373         273           74          188          213          176          135
  Legal fees ...................          29          39            2           40           33           35            7
  Audit fees ...................          30          37            5           38           33           34           11
  Trustees' fees and
  expenses .....................          22          32            1           32           24           28            4
  Reports to shareholders ......          79         114           14           91           80           98           12
  Miscellaneous ................           7           8           --            6           22            6           --
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------

    Total expenses before
    reimbursements and
    reductions .................       4,592       5,211          331        3,865        2,049        3,982          866
    Less reductions ............         (45)       (289)          (5)        (194)         (87)          --           --
    Less expense
    reimbursements .............          --          --          (31)          --           --           --           --
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------

    Total expenses net of
    expense reimbursements
    and reductions .............       4,547       4,922          295        3,671        1,962        3,982          866
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------

NET INVESTMENT INCOME
(LOSS) .........................       4,715         247         (282)       4,104        5,054        2,956        3,704
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------

NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments sold ...     (69,542)   (102,291)     (16,449)     (87,240)      (8,930)     (94,613)       1,922
  Net realized gain (loss) on
  futures contracts ............          --          --           --           --          360       (1,161)         (61)
  Net realized loss on foreign
  currency transactions ........      (1,094)         --           --           --           --           --         (529)
  Net realized gain on written
  options contracts ............          --          --           --           --           --           --          507
  Net change in unrealized
  appreciation (depreciation) of
  investments ..................     (18,045)    (73,301)        (420)     (65,291)    (112,255)     (49,437)       3,978
  Net change in unrealized
  depreciation of assets and
  liabilities in foreign
  currency .....................        (803)         --           --          --           --           --         (124)
NET GAIN (LOSS) ON .............   ---------   ---------    ---------    ---------    ---------    ---------     --------
INVESTMENTS ....................     (89,484)   (175,592)     (16,869)    (152,531)    (120,825)    (145,211)       5,693
                                   ---------   ---------    ---------    ---------    ---------    ---------     --------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS ................   $ (84,769)  $(175,345)   $ (17,151)   $(148,427)   $(115,771)   $(142,255)    $  9,397
                                   =========   =========    =========    =========    =========    =========     ========


                                        Select
                                   Investment Grade  Government   Money
                                        Income          Bond      Market
                                         Fund           Fund       Fund
                                   --------------------------------------

INVESTMENT INCOME
  Interest .....................         $33,508    $ 7,002    $13,291
  Dividends ....................              --         --         --
  Securities lending income ....              98         47         --
  Less net foreign taxes
  withheld .....................              --         --         --
                                         -------    -------    -------
    Total investment income ....          33,606      7,049     13,291
                                         -------    -------    -------
EXPENSES
  Management fees ..............           2,551        844      1,895
  Distribution fees ............             635        196        668
  Custodian and Fund accounting
  fees .........................             207         68        186
  Legal fees ...................              44         12         40
  Audit fees ...................              48         13         35
  Trustees' fees and
  expenses .....................              32          7         27
  Reports to shareholders ......              60         14         18
  Miscellaneous ................               8          2          7
                                         -------    -------    -------
    Total expenses before
    reimbursements and
     reductions ................           3,585      1,156      2,876
    Less reductions ............              --         --         --
    Less expense
    reimbursements .............              --         --         --
                                         -------    -------    -------
    Total expenses net of
    expense reimbursements and
    reductions .................           3,585      1,156      2,876
                                         -------    -------    -------
NET INVESTMENT INCOME
(LOSS) .........................          30,021      5,893     10,415
                                         -------    -------    -------
NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain
  (loss) on investments sold ...           2,102        839         48
  Net realized gain (loss) on
  futures contracts ............              --         --         --
  Net realized loss on foreign
  currency transactions ........              --         --         --
  Net realized gain on written
  options contracts ............              --         --         --
  Net change in unrealized
  appreciation (depreciation) of
  investments ..................          16,024      7,745         --
  Net change in unrealized
  depreciation of assets and
  liabilities in foreign
  currency .....................              --         --         --
                                         -------    -------    -------
NET GAIN (LOSS) ON
INVESTMENTS ....................          18,126      8,584         48
                                         -------    -------    -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS ................         $48,147    $14,477    $10,463
                                         =======    =======    =======

--------------------------------------------------------------------------------
                                                                            F-59

                           ALLMERICA INVESTMENT TRUST

                 STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

                           Select Emerging   Select Aggressive    Select Capital
                             Markets Fund       Growth Fund      Appreciation Fund

-----------------------------------------------------------------------------------

                             Years Ended        Years Ended        Years Ended
                             December 31,       December 31,       December 31,
                            2002     2001      2002     2001      2002     2001
-----------------------------------------------------------------------------------
NET ASSETS at beginning
of year .................  $50,888  $48,786  $516,676  $858,759  $435,864  $510,483
                           -------  -------  --------  --------  --------  --------
Increase (decrease) in
net assets resulting from
operations:
    Net investment income
    (loss) ..............      (82)     198    (1,422)   (2,064)   (2,558)   (2,276)
    Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions ........   (6,136) (17,190)  (94,907) (315,107)      951    (9,448)
    Net change in
    unrealized
    appreciation
    (depreciation) of
    investments and
    assets and
    liabilities in
    foreign currency ....     (418)  12,782   (41,264)  140,297   (92,441)    2,054
                           -------  -------  --------  --------  --------  --------
    Net increase
    (decrease) in net
    assets resulting from
    operations ..........   (6,636)  (4,210) (137,593) (176,874)  (94,048)   (9,670)
                           -------  -------  --------  --------  --------  --------

Distributions to
shareholders from:
    Net investment
    income ..............     (205)      --        --        --        --        --
    Net realized gain on
    investments .........       --       --        --  (140,011)       --   (33,056)
                           -------  -------  --------  --------  --------  -------
      Total
      distributions .....     (205)      --        --  (140,011)       --   (33,056)
                           -------  -------  --------  --------  --------  --------

Capital share
transactions:
    Net proceeds from
    sales of shares .....   24,007   97,076     9,219   162,757    13,237    16,905
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    Global Interactive/
    Telecom Portfolio
    (Note 9) ............       --       --        --        --        --     3,008
    Value of shares
    issued in exchange
    for the net assets of
    The Fulcrum Trust
    International Growth
    Portfolio
    (Note 9) ............       --       --        --        --        --        --
    Issued to
    shareholders in
    reinvestment of
    distributions .......      205       --        --   140,011        --    33,056
    Cost of shares
    repurchased .........  (16,227) (90,764) (102,207) (327,966)  (67,460)  (84,862)
                           -------  -------  --------  --------  --------  --------
      Net increase
      (decrease) from
      capital share
      transactions ......    7,985    6,312   (92,988)  (25,198)  (54,223)  (31,893)
                           -------  -------  --------  --------  --------  --------
      Total increase
      (decrease) in net
      assets ............    1,144    2,102  (230,581) (342,083) (148,271)  (74,619)
                           -------  -------  --------  --------  --------  --------

NET ASSETS at end of
year ....................  $52,032  $50,888  $286,095  $516,676  $287,593  $435,864
                           =======  =======  ========  ========  ========  ========

Undistributed
(distribution in excess
of) net investment income
(loss) ..................  $   (17) $    (3) $     (1) $    (10) $     --  $     --
                           =======  =======  ========  ========  ========  ========

OTHER INFORMATION:
Share transactions:
    Sold ................   32,515  123,097     7,945    89,064     7,194     8,465
    Issued in exchange
    for the shares of The
    Fulcrum Trust Global
    Interactive/Telecom
    Portfolio
    (Note 9) ............       --       --        --        --        --     1,536
    Issued in exchange
    for the shares of The
    Fulcrum Trust
    International Growth
    Portfolio
    (Note 9) ............       --       --        --        --        --        --
    Issued to
    shareholders in
    reinvestment of
    distributions .......      310       --        --   110,072        --    17,601
    Repurchased .........  (22,269)(113,927)  (99,373) (191,852)  (42,805)  (43,476)
                           -------  -------  --------  --------  --------  --------
      Net increase
      (decrease) in
      shares
      outstanding .......   10,556    9,170   (91,428)    7,284   (35,611)  (15,874)
                           =======  =======  ========  ========  ========  ========

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------
F-60

                           ALLMERICA INVESTMENT TRUST

                                         Select Value        Select International       Select Growth         Select Strategic
                                       Opportunity Fund          Equity Fund                Fund                Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
                                         Years Ended             Years Ended            Years Ended             Years Ended
                                         December 31,            December 31,           December 31,            December 31,
                                        2002     2001          2002       2001         2002      2001          2002     2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning                $440,335 $397,541  $ 460,006  $   679,128   $ 660,893   $1,040,237   $ 35,178   $ 37,522
of year ..........................
                                       -------- --------  ---------  -----------   ---------   ----------   --------   --------

Increase (decrease) in net
assets resulting from
operations:
    Net investment income
    (loss) .......................          494    2,569      4,715        5,303         247          925       (282)      (241)
    Net realized gain (loss)
    on investments sold and
    foreign currency
    transactions .................       (2,962)  37,797    (70,636)      (7,932)   (102,291)    (145,942)   (16,449)   (11,541)
    Net change in unrealized
    appreciation
    (depreciation) of
    investments and assets
    and liabilities in
    foreign currency .............      (73,858)   8,248    (18,848)    (133,038)    (73,301)    (101,668)      (420)       235
                                       -------- --------  ---------  -----------   ---------   ----------   --------   --------
    Net increase (decrease)
    in net assets resulting
    from operations ..............      (76,326)  48,614    (84,769)    (135,667)   (175,345)    (246,685)   (17,151)   (11,547)
                                       -------- --------  ---------- -----------   ---------   ----------   --------   --------

Distributions to
shareholders from:
    Net investment income ........       (2,570)  (2,475)    (6,485)      (8,202)       (860)          --         --         --
    Net realized gain on
    investments ..................      (37,133) (41,813)    (3,714)     (95,437)         --      (39,916)        --         --
                                       -------- --------  ---------  -----------   ---------   ----------   --------   --------
      Total distributions ........      (39,703) (44,288)   (10,199)    (103,639)       (860)     (39,916)        --         --
                                       -------- --------  ---------  -----------   ---------   ----------   --------   --------

Capital share transactions:
    Net proceeds from sales of
    shares .......................       67,471   50,499    180,993      957,473       7,490       38,586      7,116     14,258
    Value of shares issued in
    exchange for the net
    assets of The Fulcrum
    Trust Global Interactive/
    Telecom Portfolio
    (Note 9) .....................           --       --         --           --          --           --         --         --
    Value of shares issued
    in exchange for the net
    assets of The Fulcrum
    Trust International
    Growth Portfolio
    (Note 9) .....................           --       --         --        1,075          --           --         --         --
    Issued to shareholders in
    reinvestment of
    distributions ................       39,703   44,288     10,199      103,639         860       39,916         --         --
    Cost of shares
    repurchased ..................      (79,649) (56,319)  (220,340)  (1,042,003)   (117,079)    (171,245)    (6,067)    (5,055)
                                       -------- --------  ---------  -----------   ---------   ----------   --------   --------
      Net increase (decrease)
      from capital share
      transactions ...............       27,525   38,468    (29,148)      20,184    (108,729)     (92,743)     1,049      9,203
                                       -------- --------  ---------- -----------  ----------   ----------   --------   --------
      Total increase\
      (decrease) in net
      assets .....................      (88,504)  42,794   (124,116)    (219,122)   (284,934)    (379,344)   (16,102)    (2,344)
                                       -------- --------  ---------  ----------   ----------   ----------   --------   --------

NET ASSETS at end of year ........     $351,831 $440,335  $ 335,890  $   460,006  $  375,959   $  660,893   $ 19,076   $ 35,178
                                       ======== ========  =========  =========== ===========   ==========   ========   ========

Undistributed (distribution
in excess of) net investment
income (loss) ....................     $    494 $  2,569  $   2,910  $     5,774  $      247   $      925   $     --   $     --
                                       ======== ========  =========  ===========  ==========   ==========   ========   ========

OTHER INFORMATION:
Share transactions:
    Sold .........................       37,651   25,521    182,043      708,162       5,062       19,929     21,037     27,508
    Issued in exchange for the
    shares of The Fulcrum
    Trust Global
    Interactive/Telecom
    Portfolio (Note 9) ..........           --       --         --           --          --           --         --          --
    Issued in exchange for
    the shares of The Fulcrum
    Trust International Growth
    Portfolio (Note 9) ...........           --       --         --          970          --           --         --         --
    Issued to shareholders in
    reinvestment of
    distributions ................       25,224   23,520     10,525       88,353         674       24,221         --         --
    Repurchased ..................      (49,242) (29,141)  (221,703)    (765,439)    (94,889)     (94,762)   (20,190)    (9,632)
                                       -------- --------  ---------  -----------   ---------   ----------   --------   --------
      Net increase (decrease)
      in shares outstanding ......       13,633   19,900    (29,135)      32,046     (89,153)     (50,612)       847     17,876
                                       ======== ========  =========  ===========   =========   ==========   ========   ========

--------------------------------------------------------------------------------
                                                                            F-61

                           ALLMERICA INVESTMENT TRUST

                 STATEMENTS OF CHANGES IN NET ASSETS (IN 000'S)
--------------------------------------------------------------------------------

                                                   Core Equity          Equity Index        Select Growth and
                                                      Fund                  Fund               Income Fund
                                            -------------------------------------------------------------------
                                                   Years Ended           Years Ended           Years Ended
                                                   December 31,          December 31,          December 31,
                                               2002          2001      2002       2001       2002       2001
                                            -------------------------------------------------------------------
NET ASSETS at beginning
of year ..................................  $ 673,753     $ 924,904  $ 517,315  $ 599,266  $ 609,818  $ 809,262
                                            ---------     ---------  ---------  ---------  ---------  ---------

Increase (decrease) in
net assets resulting from
operations:
  Net investment
  income .................................      4,104         5,771      5,054      5,483      2,956      3,833
  Net realized gain
  (loss) on investments
  sold, written option
  contracts and futures
  contracts ..............................    (87,240)     (119,107)    (8,570)    24,341    (95,774)   (75,063)
  Net change in
  unrealized appreciation
  (depreciation) of
  investments, written
  option contracts and
  futures contracts ......................    (65,291)      (38,655)  (112,255)  (103,383)   (49,437)   (22,032)
                                            ---------     ---------  ---------  ---------  ---------  ---------
  Net increase (decrease)
  in net assets resulting
  from operations ........................   (148,427)     (151,991)  (115,771)   (73,559)  (142,255)   (93,262)
                                            ---------     ---------  ---------  ---------  ---------  ---------

Distributions to
shareholders from:
    Net investment
    income ...............................     (4,268)       (5,575)    (5,185)    (5,327)    (3,102)    (3,691)
    Net realized gain on
    investments ..........................         --      (198,019)   (27,569)   (29,644)        --         --
                                            ---------     ---------  ---------  ---------  ---------  ---------
      Total
      distributions ......................     (4,268)     (203,594)   (32,754)   (34,971)    (3,102)    (3,691)
                                            ---------     ---------  ---------  ---------  ---------  ---------

Capital share
transactions:
  Net proceeds from sales
  of shares ..............................      1,921         6,469     29,174     39,201      7,607     10,888
  Value of shares issued
  in exchange for the net
  assets of The Fulcrum
  Trust Growth Portfolio
  (Note 9) ...............................         --            --         --         --         --      1,958
  Issued to shareholders
  in reinvestment of
  distributions ..........................      4,268       203,594     32,754     34,971      3,102      3,691
  Cost of shares
  repurchased ............................   (125,359)     (105,629)   (88,035)   (47,593)  (143,002)  (119,028)
      Net increase
      (decrease) from
      capital share
      transactions .......................   (119,170)      104,434    (26,107)    26,579   (132,293)  (102,491)
                                            ---------     ---------  ---------  ---------  ---------  ---------
      Total increase
      (decrease) in net
      assets .............................   (271,865)     (251,151)  (174,632)   (81,951)  (277,650)  (199,444)
                                            ---------     ---------  ---------  ---------  ---------  ---------
NET ASSETS at end of
year .....................................  $ 401,888     $ 673,753  $ 342,683  $ 517,315  $ 332,168  $ 609,818
                                            =========     =========  =========  =========  =========  =========
Undistributed
(distribution in excess
of) net investment income
(loss) ...................................  $      41     $     204  $      30  $     164  $      29  $     161
                                            =========     =========  =========  =========  =========  =========

OTHER INFORMATION:
Share transactions:
    Sold .................................      1,513         2,802     11,937     13,035      6,920      6,671
    Issued in exchange
    for the shares of The
    Fulcrum Trust Growth
    Portfolio
    (Note 9) .............................         --            --         --         --         --      1,544
    Issued to
    shareholders in
    reinvestment of
    distributions ........................      3,201       117,494     15,371     12,483      3,049      2,978
    Repurchased ..........................    (92,817)      (51,794)   (41,540)   (16,673)  (139,064)   (91,147)
                                            ---------     ---------  ---------  ---------  ---------  ---------
      Net increase
      (decrease) in
      shares
      outstanding ........................    (88,103)       68,502    (14,232)     8,845   (129,095)   (79,954)
                                            =========     =========  =========  =========  =========  =========

                       See Notes to Financial Statements.
   --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                              Select Stratetic     Select Investment        Government              Money
                                 Income Fund       Grade Income Fund        Bond Fund            Market Fund
------------------------------------------------------------------------------------------------------------------
                                 Years Ended          Years Ended          Years Ended           Years Ended
                                December 31,          December 31,         December 31,          December 31,
                                2002     2001        2002      2001       2002     2001        2002       2001
------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning      $ 54,481   $16,617    $571,582  $445,609   $ 116,514  $ 78,531   $604,657  $  457,912
of year....................
                             --------   -------    --------  --------   ---------  --------   --------  ----------

Increase (decrease) in
net assets resulting from
operations:
  Net investment
  income ..................     3,704     1,104      30,021    30,307       5,893     4,607     10,415      21,323
  Net realized gain
  (loss) on investments
  sold, written option
  contracts and futures
  contracts ...............     1,839       625       2,102     9,342         839     2,830         48         189
  Net change in
  unrealized appreciation
  (depreciation) of
  investments, written
  option contracts and
  futures contracts .......     3,854      (393)     16,024      (732)      7,745      (314)        --          --
                             --------   -------    --------  --------   ---------  --------   --------  ----------
  Net increase (decrease)
  in net assets resulting
  from operations .........     9,397     1,336      48,147    38,917      14,477     7,123     10,463      21,512
                             --------   -------    --------  --------   ---------  --------   --------  ----------

Distributions to
shareholders from:
    Net investment
    income ................    (3,536)   (1,144)    (32,974)  (30,911)     (7,054)   (5,195)   (10,415)    (21,323)
    Net realized gain on
    investments ...........    (1,583)     (869)         --        --          --        --         --          --
                             --------   -------    --------  --------   ---------  --------    --------  ---------
      Total
      distributions .......    (5,119)   (2,013)    (32,974)  (30,911)     (7,054)   (5,195)   (10,415)    (21,323)
                             --------   -------    --------  --------   ---------  --------   --------  ----------

Capital share
transactions:
  Net proceeds from sales
  of shares ...............    94,132    37,550      92,838   120,387     201,562    44,015    962,439   2,258,192
  Value of shares issued
  in exchange for the net
  assets of The Fulcrum
  Trust Growth Portfolio

  (Note 9) ................        --        --          --        --          --        --         --          --
  Issued to shareholders
  in reinvestment of
  distributions ...........     5,119     2,013      32,974    30,911       7,054     5,195     10,415      21,323
  Cost of shares
  repurchased .............   (11,552)   (1,022)    (92,493)  (33,331)    (40,558)  (13,155)  (872,754) (2,132,959)
      Net increase
      (decrease) from
      capital share
      transactions ........    87,699    38,541      33,319   117,967     168,058    36,055    100,100     146,556
                             --------   -------    --------  --------   ---------  --------   --------  ----------
      Total increase
      (decrease) in net
      assets ..............    91,977    37,864      48,492   125,973     175,481    37,983    100,148     146,745
                             --------   -------    --------  --------   ---------  --------   --------  ----------

NET ASSETS at end of
year ......................  $146,458   $54,481    $620,074  $571,582   $ 291,995  $116,514   $704,805  $  604,657
                             ========   =======    ========  ========   =========  ========   ========  ==========
Undistributed
(distribution in excess
of) net investment income
(loss) ....................  $      6   $   (49)   $     81  $    541   $    (960) $   (202)  $     --  $       --
                             ========   =======    ========  ========   =========  ========   ========  ==========

OTHER INFORMATION:
Share transactions:
    Sold ..................    88,045    35,194      83,169   108,670     180,409    40,871    962,439   2,258,192
    Issued in exchange
    for the shares of The
    Fulcrum Trust Growth
    Portfolio
    (Note 9) ..............        --        --          --        --          --        --         --          --
    Issued to
    shareholders in
    reinvestment of
    distributions .........     4,743     1,930      29,642    28,034       6,371     4,854     10,415      21,323
    Repurchased ...........   (10,586)     (967)    (82,522)  (30,103)    (36,622)  (12,221)  (872,754) (2,132,959)
                             --------   -------    --------  --------   ---------  --------   --------  ----------
      Net increase
      (decrease) in
      shares
      outstanding .........    82,202    36,157      30,289   106,601     150,158    33,504    100,100     146,556
                             ========   =======    ========  ========   =========  ========   ========  ==========

--------------------------------------------------------------------------------
                                                                            F-63

                           ALLMERICA INVESTMENT TRUST

      FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                     Income from Investment Operations                         Less Distributions
              -----------------------------------------------  ----------------------------------------------------
                                     Net Realized                                                          Net
                 Net                     and                               Distributions                Increase
                Asset        Net     Unrealized                Dividends     from Net                   (Decrease)
                Value     Investment Gain (Loss)   Total from   from Net     Realized                      in
 Year Ended   Beginning     Income       on        Investment  Investment    Capital        Total       Net Asset
December 31,   of Year    (Loss)(2)  Investments   Operations    Income       Gains      Distributions    Value
------------  ---------  ----------  ------------  ----------  ----------  ------------- -------------  ----------
 Select
Emerging
Markets
Fund(1)
    2002       $0.717     $(0.001)     $(0.075)     $(0.076)    $(0.003)      $    --        $(0.003)     $(0.079)
    2001        0.789       0.003       (0.075)      (0.072)         --            --             --       (0.072)
    2000        1.292      (0.003)      (0.477)      (0.480)     (0.002)       (0.021)        (0.023)      (0.503)
    1999        0.784       0.001        0.513        0.514      (0.006)           --         (0.006)       0.508
    1998(d)     1.000       0.006       (0.221)      (0.215)     (0.001)           --         (0.001)      (0.216)
 Select
Aggressive
 Growth
Fund(1)
    2002       $1.251     $(0.004)     $(0.357)     $(0.361)    $    --       $    --        $    --      $(0.361)
    2001        2.117      (0.005)      (0.446)      (0.451)         --        (0.415)        (0.415)      (0.866)
    2000        3.411      (0.011)      (0.667)      (0.678)         --        (0.616)        (0.616)      (1.294)
    1999        2.460      (0.012)       0.963        0.951          --            --             --        0.951
    1998        2.225      (0.008)       0.243        0.235          --            --             --        0.235
 Select
Capital
Appreciation
Fund(1)
    2002       $1.940     $(0.014)     $(0.405)     $(0.419)    $    --       $    --        $    --      $(0.419)
    2001        2.122      (0.010)      (0.019)      (0.029)         --        (0.153)        (0.153)      (0.182)
    2000        2.053      (0.008)       0.147        0.139          --        (0.070)        (0.070)       0.069
    1999        1.640      (0.007)       0.423        0.416          --        (0.003)        (0.003)       0.413
    1998        1.698      (0.006)       0.241        0.235          --        (0.293)        (0.293)      (0.058)
Select Value
Opportunity
Fund(1)
    2002       $1.975     $ 0.002      $(0.315)     $(0.313)    $(0.011)      $(0.164)       $(0.175)     $(0.488)
    2001        1.958       0.012        0.225        0.237      (0.012)       (0.208)        (0.220)       0.017
    2000        1.521       0.012        0.446        0.458      (0.006)       (0.015)        (0.021)       0.437
    1999        1.686       0.006       (0.077)      (0.071)         --        (0.094)        (0.094)      (0.165)
    1998        1.626       0.014        0.066        0.080      (0.014)       (0.006)        (0.020)       0.060
 Select
International
Equity Fund
    2002       $1.113     $ 0.013      $(0.226)     $(0.213)    $(0.017)      $(0.009)       $(0.026)     $(0.239)
    2001        1.781       0.018       (0.385)      (0.367)     (0.024)       (0.277)        (0.301)      (0.668)
    2000        2.031       0.013       (0.191)      (0.178)     (0.009)       (0.063)        (0.072)      (0.250)
    1999        1.542       0.012        0.477        0.489          --            --             --        0.489
    1998        1.341       0.014        0.207        0.221      (0.020)           --         (0.020)       0.201

--------------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund changed sub-advisers on June 1, 2001. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were less than $(0.001) in 2002, $0.002 in 2001, $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998 for Select
     Emerging Markets Fund; $(0.005) for 2002, less than $(0.005) for 2001, $(0.012) in 2000, $(0.013) in 1999, and $(0.009) in 1998 for Select
     Aggressive Growth Fund; less than $(0.014) in 2002, less than $(0.010) in 2001, less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.000 in 2002, $0.011 in 2001, $0.011 in 2000, $0.005 in 1999, and $0.013 in 1998 for
     Select Value Opportunity Fund; and less than $0.013 in 2002, less than $0.018 in 2001, less than $0.013 in 2000, $0.011 in 1999, and less than
     $0.014 in 1998 for Select International Equity Fund.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST


                                                          Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios To Average Net Assets
                                                   ----------------------------------------------------------------
              Net Asset                Net Assets
                Value                    End of         Net                                                          Portfolio
 Year Ended    End of     Total          Period     Investment         Operating Expenses         Management Fee     Turnover
December 31,   Period     Return        (000's)    Income (Loss)    (a)       (b)       (c)       Gross      Net       Rate
------------  ---------  --------      ----------  -------------  --------  --------  --------  ---------  --------  ---------
Select
Emerging
Markets
Fund(1)
    2002       $0.638     (10.67)%     $  52,032         (0.15)%    1.71%     1.76%     1.76%      1.25%     1.25%       117%
    2001        0.717      (9.13)%        50,888          0.41%     1.59%     1.69%     1.69%      1.35%     1.35%       115%
    2000        0.789     (37.22)%        48,786         (0.47)%    1.84%     1.89%     1.89%      1.35%     1.35%        96%
    1999        1.292      65.72%         50,452          0.25%     1.88%     1.92%     1.92%      1.35%     1.35%        60%
    1998(d)     0.784     (21.46)%**      20,873          0.96%*    2.19%*    2.19%*    2.54%*     1.35%*    1.00%*       62%**
Select
Aggressive
Growth
Fund(1)
    2002       $0.890     (28.86)%     $ 286,095         (0.37)%    1.07%     1.09%     1.09%      0.89%     0.89%       124%
    2001        1.251     (21.60)%       516,676         (0.32)%    0.87%     0.90%     0.90%      0.83%     0.83%       207%
    2000        2.117     (24.54)%       858,759         (0.44)%    0.81%     0.83%     0.83%      0.78%     0.78%       125%
    1999        3.411      38.66%      1,015,699         (0.46)%    0.88%     0.91%     0.91%      0.85%     0.85%       101%
    1998        2.460      10.56%        752,741         (0.36)%    0.92%     0.95%     0.95%      0.88%     0.88%        99%
Select
Capital
Appreciation
Fund(1)
    2002       $1.521     (21.60)%     $ 287,593         (0.70)%    1.05%     1.06%     1.06%      0.90%     0.90%        41%
    2001        1.940      (1.14)%       435,864         (0.51)%    0.93%     0.94%     0.94%      0.88%     0.88%        44%
    2000        2.122       6.81%        510,483         (0.38)%    0.93%     0.94%     0.94%      0.87%     0.87%        53%
    1999        2.053      25.36%        417,087         (0.42)%    0.98%     0.98%     0.98%      0.91%     0.91%        61%
    1998        1.640      13.88%        310,582         (0.47)%    1.02%     1.04%     1.04%      0.94%     0.94%       141%
Select Value
Opportunity
Fund(1)
    2002       $1.487     (16.32)%     $ 351,831          0.12%     0.96%     1.03%     1.03%      0.87%     0.87%        94%
    2001        1.975      12.70%        440,335          0.63%     0.87%     0.92%     0.92%      0.87%     0.87%        97%
    2000        1.958      30.40%        397,541          0.71%     0.87%     0.94%     0.94%      0.88%     0.88%        22%
    1999        1.521      (4.70)%       308,331          0.43%     0.88%     0.97%     0.97%      0.90%     0.90%        98%
    1998        1.686       4.87%        268,405          0.95%     0.94%     0.98%     0.99%      0.91%     0.90%        73%
Select
International
Equity Fund
    2002       $0.874     (19.37)%     $ 335,890          1.17%     1.13%     1.14%     1.14%      0.91%     0.91%        14%
    2001        1.113     (21.43)%       460,006          0.97%     0.99%     1.01%     1.01%      0.89%     0.89%        26%
    2000        1.781      (9.03)%       679,128          0.77%     0.98%     0.99%     0.99%      0.88%     0.88%        24%
    1999        2.031      31.71%        679,341          0.69%     1.01%     1.02%     1.02%      0.89%     0.89%        18%
    1998        1.542      16.48%        505,553          0.99%     1.01%     1.02%     1.02%      0.90%     0.90%        27%

------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund changed sub-advisers on June 1, 2001. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were less than $(0.001) in 2002, $0.002 in 2001, $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998 for Select
     Emerging Markets Fund; $(0.005) for 2002, less than $(0.005) for 2001, $(0.012) in 2000, $(0.013) in 1999, and $(0.009) in 1998 for Select
     Aggressive Growth Fund; less than $(0.014) in 2002, less than $(0.010) in 2001, less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.000 in 2002, $0.011 in 2001, $0.011 in 2000, $0.005 in 1999, and $0.013 in 1998 for
     Select Value Opportunity Fund; and less than $0.013 in 2002, less than $0.018 in 2001, less than $0.013 in 2000, $0.011 in 1999, and less than
     $0.014 in 1998 for Select International Equity Fund.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

      FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                     Income from Investment Operations                  Less Distributions(e)
              -----------------------------------------------  ----------------------------------------
                                     Net Realized                                                           Net
                 Net                     and                               Distributions                  Increase
                Asset       Net       Unrealized               Dividends     from Net                    (Decrease)
                Value    Investment  Gain (Loss)   Total from   from Net     Realized                        in
 Year Ended   Beginning    Income         on       Investment  Investment     Capital         Total      Net Asset
December 31,   of Year   (Loss)(2)   Investments   Operations    Income        Gains      Distributions    Value
------------  ---------  ----------  ------------  ----------  ----------  -------------  -------------  ----------
Select
Growth Fund
    2002       $1.576     $ 0.001      $(0.436)     $(0.435)    $(0.002)      $    --        $(0.002)     $(0.437)
    2001        2.214       0.002       (0.545)      (0.543)         --        (0.095)        (0.095)      (0.638)
    2000        3.049      (0.001)      (0.489)      (0.490)         --        (0.345)        (0.345)      (0.835)
    1999        2.428      (0.002)       0.709        0.707      (0.001)       (0.085)        (0.086)       0.621
    1998        1.811       0.002        0.638        0.640          --(4)     (0.023)        (0.023)       0.617

Select
Strategic
Growth
Fund(1)
    2002       $0.483     $(0.004)     $(0.220)     $(0.224)    $    --       $    --        $    --      $(0.224)
    2001        0.683      (0.003)      (0.197)      (0.200)         --            --             --       (0.200)
    2000        1.126      (0.003)      (0.411)      (0.414)         --(4)     (0.029)        (0.029)      (0.443)
    1999        0.973       0.003        0.153        0.156      (0.003)           --         (0.003)       0.153
    1998(d)     1.000       0.002       (0.027)      (0.025)     (0.002)           --         (0.002)      (0.027)

Core Equity
Fund(1)
    2002       $1.633     $ 0.011(5)   $(0.393)     $(0.382)    $(0.012)      $    --        $(0.012)     $(0.394)
    2001        2.689       0.016       (0.439)      (0.423)     (0.015)       (0.618)        (0.633)      (1.056)
    2000        3.310       0.016       (0.295)      (0.279)     (0.017)       (0.325)        (0.342)      (0.621)
    1999        2.825       0.020        0.779        0.799      (0.020)       (0.294)        (0.314)       0.485
    1998        2.416       0.028        0.436        0.464      (0.028)       (0.027)        (0.055)       0.409

Equity Index
Fund
    2002       $2.715     $ 0.027      $(0.616)     $(0.589)    $(0.028)      $(0.154)       $(0.182)     $(0.771)
    2001        3.299       0.030       (0.422)      (0.392)     (0.029)       (0.163)        (0.192)      (0.584)
    2000        4.060       0.032       (0.362)      (0.330)     (0.034)       (0.397)        (0.431)      (0.761)
    1999        3.408       0.036        0.656        0.692      (0.035)       (0.005)        (0.040)       0.652
    1998        2.753       0.035        0.741        0.776      (0.034)       (0.087)        (0.121)       0.655

Select
Growth and
Income
Fund(1)
    2002       $1.253     $ 0.007      $(0.324)     $(0.317)    $(0.007)      $    --        $(0.007)     $(0.324)
    2001        1.428       0.007       (0.175)      (0.168)     (0.007)           --         (0.007)      (0.175)
    2000        1.933       0.012       (0.190)      (0.178)     (0.013)       (0.314)        (0.327)      (0.505)
    1999        1.779       0.022        0.298        0.320      (0.021)       (0.145)        (0.166)       0.154
    1998        1.552       0.020        0.233        0.253      (0.020)       (0.006)        (0.026)       0.227


--------------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1) The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Core Equity Fund changed sub-advisers on May 1, 2002. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 2002, $0.001 in 2001, $(0.002) in 2000, $(0.003) in 1999, and $0.001 in 1998 for Select Growth
     Fund; less than $(0.004) in 2002, less than $(0.003) in 2001, less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select
     Strategic Growth Fund; less than $0.011 in 2002, $0.014 in 2001, $0.015 in 2000, $0.019 in 1999, and $0.027 in 1998 for Core Equity Fund; less than $0.027 in 2002, $0.029 in 2001 and less than $0.032 in 2000 for Equity
     Index Fund; and less than $0.007 in 2002, less than $0.007 in 2001, less than $0.012 in 2000, less than $0.022 in 1999, and $0.019 in 1998 for
     Select Growth and Income.
(3)  Investment income is less than $0.0005.
(4)  Dividends from net investment income are less than $0.0005.
(5)  Computed using average shares outstanding throughout the period.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                                                          Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios To Average Net Assets
                                                   ----------------------------------------------------------------
              Net Asset                Net Assets
                Value                    End of         Net                                                          Portfolio
 Year Ended    End of     Total          Period     Investment         Operating Expenses         Management Fee     Turnover
December 31,   Period     Return        (000's)    Income (Loss)    (a)       (b)       (c)       Gross      Net       Rate
------------  ---------  --------      ----------  -------------  --------  --------  --------  ---------  --------  ---------
Select
Growth Fund
    2002       $1.139     (27.60)%     $ 375,959          0.05%     0.95%     1.01%     1.01%      0.82%     0.82%       125%
    2001        1.576     (24.71)%       660,893          0.12%     0.78%     0.85%     0.85%      0.79%     0.79%        91%
    2000        2.214     (17.79)%     1,040,237         (0.05)%    0.80%     0.81%     0.81%      0.76%     0.76%        79%
    1999        3.049      29.80%      1,216,365         (0.08)%    0.81%     0.83%     0.83%      0.78%     0.78%        84%
    1998        2.428      35.44%        815,390          0.08%     0.85%     0.87%     0.87%      0.82%     0.82%        86%
Select
Strategic
Growth
Fund(1)
    2002       $0.259     (46.38)%     $  19,076         (1.13)%    1.18%     1.20%     1.33%      0.85%     0.73%        30%
    2001        0.483     (29.28)%        35,178         (0.73)%    1.14%     1.14%     1.14%      0.85%     0.85%        26%
    2000        0.683     (37.03)%        37,522         (0.38)%    1.10%     1.15%     1.15%      0.85%     0.85%       134%
    1999        1.126      16.06%         31,254          0.41%     1.17%     1.20%     1.20%      0.85%     0.85%        58%
    1998(d)     0.973      (2.47)%**      14,839          0.41%*    1.14%*    1.20%*    1.66%*     0.85%*    0.39%*       24%**
Core Equity
Fund(1)
    2002       $1.239     (23.45)%     $ 401,888          0.78%     0.70%     0.74%     0.74%      0.57%     0.57%       115%
    2001        1.633     (16.90)%       673,753          0.75%     0.58%     0.61%     0.61%      0.55%     0.55%       134%
    2000        2.689      (9.51)%       924,904          0.51%     0.44%     0.50%     0.50%      0.45%     0.45%       190%
    1999        3.310      29.33%      1,076,297          0.65%     0.45%     0.48%     0.48%      0.43%     0.43%       116%
    1998        2.825      19.32%        860,333          1.08%     0.46%     0.49%     0.49%      0.44%     0.44%       100%
Equity Index
Fund
    2002       $1.944     (22.22)%     $ 342,683          1.16%     0.45%     0.47%     0.47%      0.28%     0.28%        10%
    2001        2.715     (12.02)%       517,315          1.02%     0.32%     0.34%     0.34%      0.28%     0.28%        21%
    2000        3.299      (9.03)%       599,266          0.87%     0.32%     0.33%     0.33%      0.27%     0.27%         9%
    1999        4.060      20.41%        638,230          0.98%     0.35%     0.35%     0.35%      0.28%     0.28%        21%
    1998        3.408      28.33%        481,877          1.17%     0.36%     0.36%     0.36%      0.29%     0.29%         6%
Select
Growth and
Income
Fund(1)
    2002       $0.929     (25.31)%     $ 332,168          0.64%     0.86%     0.86%     0.86%      0.69%     0.69%        50%
    2001        1.253     (11.75)%       609,818          0.56%     0.72%     0.73%     0.73%      0.68%     0.68%        50%
    2000        1.428     (10.80)%       809,262          0.68%     0.73%     0.73%     0.73%      0.67%     0.67%        70%
    1999        1.933      18.43%        844,538          1.17%     0.73%     0.74%     0.74%      0.67%     0.67%       131%
    1998        1.779      16.43%        646,086          1.26%     0.70%     0.73%     0.73%      0.68%     0.68%       112%

------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1) The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Core Equity Fund changed sub-advisers on May 1, 2002. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 2002, $0.001 in 2001, $(0.002) in 2000, $(0.003) in 1999, and $0.001 in 1998 for Select Growth
     Fund; less than $(0.004) in 2002, less than $(0.003) in 2001, less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select
     Strategic Growth Fund; less than $0.011 in 2002, $0.014 in 2001, $0.015 in 2000, $0.019 in 1999, and $0.027 in 1998 for Core Equity Fund; less than $0.027 in 2002, $0.029 in 2001 and less than $0.032 in 2000 for Equity
     Index Fund; and less than $0.007 in 2002, less than $0.007 in 2001, less than $0.012 in 2000, less than $0.022 in 1999, and $0.019 in 1998 for
     Select Growth and Income.
(3)  Investment income is less than $0.0005.
(4)  Dividends from net investment income are less than $0.0005.
(5)  Computed using average shares outstanding throughout the period.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

     FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                     Income from Investment Operations                  Less Distributions(e)
              -----------------------------------------------  ----------------------------------------
                                     Net Realized                                                           Net
                 Net                     and                               Distributions                  Increase
                Asset                 Unrealized               Dividends     from Net                    (Decrease)
                Value       Net      Gain (Loss)   Total from   from Net     Realized                        in
 Year Ended   Beginning  Investment       on       Investment  Investment     Capital         Total      Net Asset
December 31,   of Year   Income(2)   Investments   Operations    Income        Gains      Distributions    Value
------------  ---------  ----------  ------------  ----------  ----------  -------------  -------------  ----------
Select
Strategic
Income
Fund(1)(3)
    2002       $1.042      $0.035      $ 0.057      $ 0.092     $(0.033)      $(0.012)       $(0.045)     $ 0.047
    2001        1.030       0.041(4)     0.028        0.069      (0.040)       (0.017)        (0.057)       0.012
    2000(d)     1.000       0.027        0.031        0.058      (0.028)           --         (0.028)       0.030

Select
Investment
Grade Income
Fund(3)
    2002       $1.106      $0.054      $ 0.034      $ 0.088     $(0.060)      $    --        $(0.060)     $ 0.028
    2001        1.086       0.064(4)     0.021        0.085      (0.065)           --         (0.065)       0.020
    2000        1.051       0.070        0.035        0.105      (0.070)           --         (0.070)       0.035
    1999        1.132       0.068       (0.079)      (0.011)     (0.069)       (0.001)        (0.070)      (0.081)
    1998        1.112       0.067        0.020        0.087      (0.067)           --         (0.067)       0.020

Government
Bond Fund(3)
    2002       $1.077      $0.041      $ 0.057      $ 0.098     $(0.045)      $    --        $(0.045)     $ 0.053
    2001        1.051       0.049(4)     0.030        0.079      (0.053)           --         (0.053)       0.026
    2000        1.011       0.058        0.040        0.098      (0.058)           --         (0.058)       0.040
    1999        1.068       0.058       (0.056)       0.002      (0.059)           --         (0.059)      (0.057)
    1998        1.047       0.058        0.021        0.079      (0.058)           --         (0.058)       0.021

Money Market
Fund
    2002       $1.000      $0.016      $    --      $ 0.016     $(0.016)      $    --        $(0.016)     $    --
    2001        1.000       0.042           --        0.042      (0.042)           --         (0.042)          --
    2000        1.000       0.062           --        0.062      (0.062)           --         (0.062)          --
    1999        1.000       0.051           --        0.051      (0.051)           --         (0.051)          --
    1998        1.000       0.054           --        0.054      (0.054)           --         (0.054)          --

--------------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was less than $0.027 in 2000 for Select Strategic Income Fund.
(3) Effective January 1, 2001, the Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premium and discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.001 for Select Strategic Income Fund, a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Strategic Income Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 3.99% to 3.91% for Select Strategic Income Fund, a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund, and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)  Computed using average shares outstanding thoroughout the period.

                       See Notes to Financial Statements.
   --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                                                        Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------
                                                                 Ratios To Average Net Assets
              Net Asset                Net Assets  --------------------------------------------------------
                Value                    End of       Net                                                    Portfolio
 Year Ended    End of     Total          Period    Investment     Operating Expenses       Management Fee    Turnover
December 31,   Period     Return        (000's)      Income      (a)      (b)      (c)     Gross      Net      Rate
------------  ---------  --------      ----------  ----------  -------  -------  -------  --------  -------  ---------
Select
Strategic
Income
Fund(1)(3)

    2002       $1.089       8.92%       $146,458       3.59%    0.84%    0.84%    0.84%     0.56%    0.56%       667%
    2001        1.042       6.95%         54,481       3.91%    0.97%    0.97%    0.97%     0.58%    0.58%       439%
    2000(d)     1.030       5.73%**       16,617       5.40%*   1.02%*   1.08%*   1.08%*    0.61%*   0.55%*      253%**

Select
Investment
Grade Income
Fund(3)
    2002       $1.134       8.14%       $620,074       4.85%    0.58%    0.58%    0.58%     0.41%    0.41%       130%
    2001        1.106       7.94%        571,582       5.79%    0.47%    0.47%    0.47%     0.41%    0.41%       114%
    2000        1.086      10.31%        445,609       6.53%    0.49%    0.49%    0.49%     0.42%    0.42%       159%
    1999        1.051      (0.97)%       240,541       6.22%    0.50%    0.50%    0.50%     0.43%    0.43%        75%
    1998        1.132       7.97%        230,623       6.01%    0.52%    0.52%    0.52%     0.43%    0.43%       158%

Government
Bond Fund(3)
    2002       $1.130       9.28%       $291,995       3.48%    0.68%    0.68%    0.68%     0.50%    0.50%        79%
    2001        1.077       7.63%        116,514       4.52%    0.58%    0.58%    0.58%     0.50%    0.50%       190%
    2000        1.051      10.00%         78,531       5.58%    0.61%    0.61%    0.61%     0.50%    0.50%        53%
    1999        1.011       0.23%         87,247       5.64%    0.62%    0.62%    0.62%     0.50%    0.50%        37%
    1998        1.068       7.67%         81,018       5.63%    0.64%    0.64%    0.64%     0.50%    0.50%        61%

Money Market
Fund
    2002       $1.000       1.66%       $704,805       1.63%    0.45%    0.45%    0.45%     0.30%    0.30%       N/A
    2001        1.000       4.28%        604,657       4.11%    0.36%    0.36%    0.36%     0.31%    0.31%       N/A
    2000        1.000       6.40%        457,912       6.19%    0.31%    0.31%    0.31%     0.26%    0.26%       N/A
    1999        1.000       5.19%        513,606       5.09%    0.29%    0.29%    0.29%     0.24%    0.24%       N/A
    1998        1.000       5.51%        336,253       5.36%    0.32%    0.32%    0.32%     0.26%    0.26%       N/A


-----------------------------------------------------------------------------

*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(e) Certain prior year amounts have been reclassified to conform to current year presentation.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was less than $0.027 in 2000 for Select Strategic Income Fund.
(3) Effective January 1, 2001, the Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premium and discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.001 for Select Strategic Income Fund, a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.001 for Select Strategic Income Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 3.99% to 3.91% for Select Strategic Income Fund, a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund, and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)  Computed using average shares outstanding thoroughout the period.

                       See Notes to Financial Statements.
   --------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income, Government Bond, and Money Market Funds (individually a "Portfolio," collectively, the "Portfolios").

On September 27, 2002, Allmerica Financial Corporation ("AFC") announced plans to consider strategic alternatives with regard to its Allmerica Financial Services unit, which includes the life insurance and annuity operations of AFC. This action was prompted by the continued sharp decline and volatility in the equity markets, as well as the rating agency actions. Subsequently, AFC ceased all new sales of proprietary variable annuities and life insurance products.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

SECURITY VALUATION: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

FORWARD FOREIGN CURRENCY CONTRACTS: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily forward exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset; otherwise gains and losses are recognized on the settlement date.

--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION: Investment valuations, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income, and Government Bond Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts are primarily due to differing book and tax treatments in the recognition of gains or losses, including "Post-October Losses," foreign currency gains and losses, and losses deferred due to wash sales and differing treatments for foreign currency transactions, amortization of premium and market discount, and non-taxable dividends. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

FUTURES CONTRACTS: All Portfolios, except the Money Market Fund, may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a Portfolio's exposure to the underlying instrument, while selling futures tends to decrease a Portfolio's exposure to the underlying instrument or hedge other Portfolio investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable Portfolio's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each

--------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
applicable Portfolio's Portfolio of Investments. The face amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the terms of the contracts. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

SECURITIES LENDING: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "Securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. There may be risks of delay in recovery of the securities loaned or even loss of rights in the collateral should the counterparty (borrower) not meet its obligations under the terms of the loan. Information regarding the value of the securities loaned and the value of the collateral at period end is included in a footnote at the end of each applicable Portfolio's Portfolio of Investments.

CASH ACCOUNT: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these moneys into a demand note account, which will pay interest equal to 75% of that day's U.S. Treasury Bill rate back to the Portfolios.

EXPENSES: Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

FORWARD COMMITMENTS: The Select Capital Appreciation, Select Strategic Income, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

OPTIONS: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio's exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio's exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. The underlying value of any open options at period end is shown in the Portfolio of Investments under the caption "Written Options." This amount reflects each contract's exposure to the underlying security at period end. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty

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                           ALLMERICA INVESTMENT TRUST

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default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.  INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

MANAGEMENT FEES: Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                  Percentage of Average Daily Net Assets
                              First          Next          Next          Next          Next           Over
Portfolio                  $100,000,000  $150,000,000  $250,000,000  $250,000,000  $250,000,000  $1,000,000,000
---------------------------------------------------------------------------------------------------------------
Select Aggressive Growth
  Fund                           1.00%         0.90%         0.80%         0.70%         0.70%           0.65%
Select Capital
  Appreciation Fund              1.00%         0.90%         0.80%         0.70%         0.70%           0.65%
Select Value Opportunity
  Fund                           1.00%         0.85%         0.80%         0.75%         0.70%           0.70%
Select International
  Equity Fund                    1.00%         0.90%         0.85%         0.85%         0.85%           0.85%
Select Growth Fund               0.85%         0.85%         0.80%         0.75%         0.70%           0.70%
Select Strategic Growth
  Fund                           0.85%         0.85%         0.85%         0.85%         0.85%           0.85%
Core Equity Fund                 0.60%         0.60%         0.55%         0.50%         0.45%           0.45%
Select Growth and Income
  Fund                           0.75%         0.70%         0.65%         0.65%         0.65%           0.65%
Government Bond Fund             0.50%         0.50%         0.50%         0.50%         0.50%           0.50%
Money Market Fund                0.35%         0.30%         0.30%         0.25%         0.20%           0.20%

Select Emerging Markets
  Fund:
PRIOR TO JULY 1, 2002            1.35%         1.35%         1.35%         1.35%         1.35%           1.35%
JULY 1, 2002 AND AFTER           1.15%         1.15%         1.15%         1.15%         1.15%           1.15%

                                        First         Next          Over
Portfolio                            $50,000,000  $200,000,000  $250,000,000
----------------------------------------------------------------------------
Equity Index Fund                         0.35%         0.30%         0.25%

                                        First        Next          Over
Portfolio                            $50,000,000  $50,000,000  $100,000,000
---------------------------------------------------------------------------
Select Strategic Income Fund              0.60%        0.55%         0.45%
Select Investment Grade Income Fund       0.50%        0.45%         0.40%

At a meeting on May 13, 2002, the Board of Trustees approved a reduction, effective July 1, 2002, in the management fee for the Select Emerging Markets Fund.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Emerging Markets Fund      Schroder Investment Management North
                                     America Inc.

                                     ("Schroder")
   Select Aggressive Growth Fund     Massachusetts Financial Services Company
                                     ("MFS")

                                     Jennison Associates LLC ("Jennison")

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                           ALLMERICA INVESTMENT TRUST

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       Select Capital Appreciation Fund                    T. Rowe Price Associates, Inc. ("T. Rowe Price")
       Select Value Opportunity Fund                       Cramer Rosenthal McGlynn, LLC
       Select International Equity Fund                    Bank of Ireland Asset Management (U.S.) Limited
       Select Growth Fund                                  Putnam Investment Management, LLC
       Select Strategic Growth Fund                        TCW Investment Management Company
       Core Equity Fund                                    UBS Global Asset Management (Americas) Inc.
                                                           ("UBS")

                                                           Goldman Sachs Asset Management, a business unit of
                                                            the Investment Management Division of Goldman,
                                                            Sachs & Co. ("Goldman")
       Equity Index Fund                                   Allmerica Asset Management, Inc. (wholly-owned
                                                            subsidiary of AFC)

       Select Growth and Income Fund                       J.P. Morgan Investment Management Inc.
       Select Strategic Income Fund                        Western Asset Management Company ("Western Asset")
       Select Investment Grade Income Fund                 Allmerica Asset Management, Inc.
       Government Bond Fund                                Allmerica Asset Management, Inc.
       Money Market Fund                                   Allmerica Asset Management, Inc.

Effective May 1, 2002, both Goldman and UBS assumed sub-adviser responsibilities from Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) for the Core Equity Fund. Goldman and UBS each independently manages its own portion of the Core Equity Fund. In addition, Goldman and UBS each independently manages its own portion of certain assets for First Allmerica Financial Life Insurance Company ("First Allmerica"), a wholly-owned subsidiary of Allmerica Financial, and its affiliates. MFS and Jennison each independently manages its own portion of the Select Aggressive Growth Fund. T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price, is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of AFC. Western Asset has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading functions performed on behalf of Select Strategic Income Fund.

PLAN OF DISTRIBUTION AND SERVICE: On February 12, 2002, the Board of Trustees voted to approve a Plan of Distribution and Service ("12b-1 Plan") under Rule 12b-1 of the 1940 Act. The 12b-1 Plan permits the Portfolios to pay Allmerica Financial and First Allmerica for marketing and distribution expenses to support the sale and distribution of the Portfolios' shares and the provision of services to maintain and retain accounts. On March 27, 2002, shareholders of the Portfolios approved the 12b-1 Plan at a Special Meeting of the Shareholders; the 12b-1 Plan became effective May 1, 2002, with respect to each Portfolio.

The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of each Portfolio's average daily net assets. As directed by the Board of Trustees, the 12b-1 Plan has been implemented at an initial annual rate of 0.15% of each Portfolio's average daily net assets. For the eight months ended December 31, 2002, total payments made to First Allmerica and Allmerica Financial by the Portfolios under the 12b-1 Plan amounted to $4,913,143.

CUSTODIAN, FUND ACCOUNTING, AND ADMINISTRATIVE FEES: IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

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                           ALLMERICA INVESTMENT TRUST

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4.  REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. The Portfolios' voluntary expense limitations are as follows:

                Select Emerging Markets Fund                          *
                Select Aggressive Growth Fund                       1.35%
                Select Capital Appreciation Fund                    1.35%
                Select Value Opportunity Fund**                     1.25%
                Select International Equity Fund                    1.50%
                Select Growth Fund                                  1.20%
                Select Strategic Growth Fund                        1.20%
                Core Equity Fund                                    1.20%
                Equity Index Fund                                   0.60%
                Select Growth and Income Fund                       1.10%
                Select Strategic Income Fund                        1.00%
                Select Investment Grade Income Fund                 1.00%
                Government Bond Fund                                1.00%
                Money Market Fund                                   0.60%

Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the year ended December 31, 2002, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitation by $30,731.

  * The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Portfolio's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Portfolio after subtracting the fees paid by the Manager to Schroder for sub-advisory services.
 ** The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

5.  REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 2002, Allmerica Financial owned 20,793,211, 5,218,395, and 16,695,662 shares of Select Emerging Markets Fund, Select Strategic Growth Fund and Select Strategic Income Fund, respectively.

7.  FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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                           ALLMERICA INVESTMENT TRUST

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Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.  FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risks other than those reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9.  PLANS OF SUBSTITUTION

An order was issued in 2001 by the Securities and Exchange Commission ("SEC") approving the substitution at the separate account level of shares of the Select Capital Appreciation Fund ("Select Capital") for all of the shares of the Global Interactive/Telecomm Portfolio of The Fulcrum Trust ("Fulcrum"), another management investment company managed by Allmerica Financial Investment Management Services, Inc. (the "Manager"), shares of the Select International Equity Fund ("Select International") for all of the shares of the International Growth Portfolio of Fulcrum, and shares of the Select Growth and Income Fund ("Growth and Income") for all of the shares of the Growth Portfolio of Fulcrum. To the extent required by law, approvals of such substitution were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitution was to replace Global Interactive/Telecomm Portfolio shares with Select Capital shares, International Growth Portfolio shares with Select International shares, and Growth Portfolio shares with Growth and Income shares. The substitution was effective on December 28, 2001.

The substitutions were accomplished as follows: 1. An exchange of 1,535,585 shares of Select Capital for the 351,346 shares then outstanding (each valued at $8.56) of Global Interactive/Telecomm Portfolio; whose net assets, including $1,220 of unrealized depreciation were combined with Select Capital for total net assets after the substitution of $440,052,640. 2. An exchange of 970,172 shares of Select International for the 225,558 shares then outstanding (each valued at $4.77) of International Growth Portfolio; whose net assets, including $256 of unrealized depreciation were combined with Select International for total net assets after the substitution of $470,280,862. and 3. An exchange of 1,543,890 shares of Growth and Income for the 203,117 shares then outstanding (each valued at $9.64) of Growth Portfolio; whose net assets, including $6,685 of unrealized appreciation were combined with Growth and Income for total net assets after the substitution of $617,690,977. The substitutions qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Portfolios or the separate account level of shares.

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                           ALLMERICA INVESTMENT TRUST

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10.  PROPOSED REORGANIZATION

On January 7, 2003, the Board of Trustees of the Trust approved five separate Agreements and Plans of Reorganization ("Agreements") whereby each of the following Acquired Funds of the Trust would be reorganized into the respective Acquiring Funds of the Trust ("Reorganizations"):

                            Acquired Fund                    Acquiring Fund
--------------------------------------------------------------------------------

  Proposal #1 Select Strategic Growth Fund   Select Growth Fund
  Proposal #2 Select Emerging Markets Fund   Select International Equity Fund
  Proposal #3 Select Growth and Income Fund  Equity Index Fund
  Proposal #4 Select Aggressive Growth Fund  Select Growth Fund
  Proposal #5 Select Strategic Income Fund   Select Investment Grade Income Fund

Each proposed Agreement provides for the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, the respective Acquiring Fund in exchange for shares the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund.

A Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Acquired Fund to which the Agreement relates. A Special Meeting of Shareholders ("Meeting") of the Acquired Funds is scheduled to be held on March 27, 2003 to vote on the proposed Agreements. A detailed description of the proposed Agreements and voting information will be sent to shareholders of each Acquired fund in February 2003. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on May 1, 2003.

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                           ALLMERICA INVESTMENT TRUST

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Core Equity Fund, Equity Index Fund, Select Growth and Income Fund, Select Strategic Income Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund (constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2003

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                           ALLMERICA INVESTMENT TRUST

                         BOARD OF TRUSTEES (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                   NUMBER OF
                                                                            PRINCIPAL          PORTFOLIOS IN FUND
                                                                          OCCUPATION(S)             COMPLEX
      NAME, ADDRESS            POSITION(S) HELD        LENGTH OF           DURING PAST              OVERSEEN
       AND AGE(1)                 WITH TRUST          TIME SERVED          5 YEARS (2)             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
P. Kevin Condron (57)      Trustee, Member of the     Served Since  President and Chief            15
                           Audit Committee and Fund       1998      Executive Officer, The
                           Operations Committee                     Granite Group (wholesale
                                                                    plumbing and heating),
                                                                    1997-present.

Jocelyn S. Davis (49)      Trustee, Member of the     Served Since  President, Nelson              15
                           Audit Committee and Fund       2001      Hart, LLC (consulting)
                           Operations Committee                     2002-present; Beers &
                                                                    Cutler
                                                                    (professional
                                                                    services),
                                                                    2001-2002;
                                                                    Chief
                                                                    Financial
                                                                    Officer,
                                                                    AARP
                                                                    (non-profit),
                                                                    1996-2001.

Cynthia A. Hargadon (48)   Trustee, Member of the     Served Since  President, Potomac Asset       15
                           Fund Operations                1997      Mgt. Inc., 2000-present;
                           Committee, Investment                    Director of Investments,
                           Operations Committee and                 National Automobile
                           Governance Committee                     Dealers Association,
                                                                    1999-2000; President,
                                                                    Stable Value
                                                                    Investment
                                                                    Association
                                                                    (investment
                                                                    trade
                                                                    group),
                                                                    1996-1999.

T. Britton Harris, IV      Trustee, Member of the     Served Since  President, Verizon             15
(44)                       Investment Operations          2001      Investment Management
                           Committee and Governance                 Corporation,
                           Committee                                1990-present.

Gordon Holmes (64)         Trustee, Chairman of the   Served Since  Instructor at Bentley          15
                           Audit Committee and            1991      College, 1998-present;
                           Member of the Fund                       Instructor at Boston
                           Operations Committee                     University, 1997-1998;
                                                                    Certified Public
                                                                    Accountant; Retired
                                                                    Partner, Tofias,
                                                                    Fleishman, Shapiro &
                                                                    Co., P.C. (Accountants).

Attiat F. Ott (67)         Trustee, Chairman of the   Served Since  Professor of Economics         15
                           Fund Operations Committee      1982      and Director of the
                           and Member of the Audit                  Institute for Economic
                           Committee                                Studies, Clark
                                                                    University.

Ranne P. Warner (58)       Trustee, Chairman of the   Served Since  President, Centros             15
                           Governance Committee,          1991      Properties, USA; Owner,
                           Member of the Fund                       Ranne P. Warner and
                           Operations Committee and                 Company; Blackstone
                           Investment Operations                    Exchange LLC (real
                           Committee                                estate) 2001-present.

                                     OTHER
      NAME, ADDRESS              DIRECTORSHIPS
       AND AGE(1)               HELD BY TRUSTEE

-------------------------
P. Kevin Condron (57)      Director, Banknorth
                           Group.
Jocelyn S. Davis (49)      None

Cynthia A. Hargadon (48)   Director, Wilshire Target
                              Funds, 2001-present.

T. Britton Harris, IV      None
(44)

Gordon Holmes (64)         None
Attiat F. Ott (67)         None

Ranne P. Warner (58)       Director, Wainwright
                                Bank & Trust Co.
                           (commercial bank).

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                           ALLMERICA INVESTMENT TRUST

                         BOARD OF TRUSTEES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                   NUMBER OF
                                                                            PRINCIPAL          PORTFOLIOS IN FUND
                                     OTHER                                OCCUPATION(S)             COMPLEX
                               PODIRECTORSHIPSD   NAME,LENGTHSOF           DURING PAST              OVERSEEN
                                HELDTBYTTRUSTEE    ANDTIME(SERVED          5 YEARS (2)             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
*Mark A. Hug (45)          Trustee, Member of the     Served Since  President and CEO, First       15
                           Investment Operations          2003      Allmerica Financial Life
                           Committee                                Insurance Company ("First
                                                                    Allmerica") and Allmerica
                                                                    Financial Life Insurance
                                                                    and Annuity Company
                                                                    ("Allmerica
                                                                    Financial
                                                                    Life");
                                                                    Senior Vice
                                                                    President,
                                                                    Equitable
                                                                    Life
                                                                    (product and
                                                                    marketing)
                                                                    to 1999.

*John P. Kavanaugh (48)    Chairman, Trustee and      Served Since  President, Allmerica           15
                           President, Chairman of         1995      Asset Management, Inc.
                           the Investment Operations                ("AAM"); Vice President,
                           Committee                                Director, Chief
                                                                    Investment Officer, First
                                                                    Allmerica and Allmerica
                                                                    Financial Life.

*Mark A. Hug (45)          None
*John P. Kavanaugh (48)    None

------------------------

* Messrs. Hug and Kavanaugh are "interested persons", as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation ("AFC") because of their affiliations with AFC.
(1) The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

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                           ALLMERICA INVESTMENT TRUST

                       REGULATORY DISCLOSURES (UNAUDITED)
--------------------------------------------------------------------------------
The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and Allmerica Investment Trust which include important information related to charges and expenses.

                           CLIENT NOTICES (UNAUDITED)
--------------------------------------------------------------------------------
This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

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                                     [LOGO]
                                    AllmericA
                                  FINANCIAL(R)

                       THE ALLMERICA FINANCIAL COMPANIES
                       ---------------------------------

  First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (all states except NY) Allmerica Trust Company,
      N.A. . VeraVest Investments, Inc . VeraVest Investment Advisors, Inc.
    . Financial Profiles, Inc. The Hanover Insurance Company . AMGRO, Inc.,
       . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. Allmerica Financial Benefit Insurance Company . Citizens
             Insurance Company of America .Citizens Management Inc.

               440 Lincoln Street, Worcester, Massachusetts 01653

1226ONS (12/02)                                                          03-0113